                          PACIFIC HORIZON FUNDS, INC.
                                (THE "COMPANY")

                      STATEMENT OF ADDITIONAL INFORMATION

                                      FOR

                          NATIONAL MUNICIPAL BOND FUND
                        CALIFORNIA TAX-EXEMPT BOND FUND
                             AGGRESSIVE GROWTH FUND
                        U.S. GOVERNMENT SECURITIES FUND
                              CAPITAL INCOME FUND
                             INTERMEDIATE BOND FUND
                                 BLUE CHIP FUND
                             ASSET ALLOCATION FUND
                              CORPORATE BOND FUND
                           INTERNATIONAL EQUITY FUND
                           SHORT-TERM GOVERNMENT FUND


                                 June 24, 1997
                         (as revised October 28, 1997)

                               TABLE OF CONTENTS


                                                                           Page
                                                                           ----

THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . .   4
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . .  67
ADDITIONAL INFORMATION CONCERNING TAXES . . . . . . . . . . . . . . . . . .  78
MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . 141
Appendix A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
Appendix B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1


         This Statement of Additional Information applies to A Shares of the Pacific Horizon Short-Term Government Fund, A and K Shares of the Pacific Horizon Aggressive Growth Fund, Pacific Horizon U.S. Government Securities Fund, Pacific Horizon Capital Income Fund, Pacific Horizon National Municipal Bond Fund, Pacific Horizon California Tax-Exempt Bond Fund, Pacific Horizon Corporate Bond Fund, Pacific Horizon Asset Allocation Fund, Pacific Horizon International Equity Fund (collectively, the "Non-Feeder Funds"), Pacific Horizon Intermediate Bond Fund, and Pacific Horizon Blue Chip Fund, (collectively, the "Feeder Funds" and, collectively with the Non-Feeder Funds, the "Funds") of Pacific Horizon Funds, Inc. This Statement of Additional Information also applies to SRF Shares of the Pacific Horizon Intermediate Bond Fund, Pacific Horizon Blue Chip Fund and Pacific Horizon Asset Allocation Fund. The Master Portfolios corresponding to the Intermediate Bond Fund and Blue Chip Fund, are referred to individually as the "Intermediate Bond Master Portfolio" and "Blue Chip Master Portfolio," respectively, and collectively as the "Master Portfolios," and collectively with the Non-Feeder Funds, the "Portfolios." The Company and Master

Investment Trust, Series I ("Master Trust I"), are collectively referred to herein as the "Companies." This Statement of Additional Information is meant to be read in conjunction with the Prospectuses dated June 24, 1997, as they may from time to time be revised (individually, a "Prospectus" and collectively, the "Prospectuses"), which describe the particular Fund of the Company in which the investor is interested. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in A, K or SRF Shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectuses relating to Pacific Horizon's Funds to which this Statement of Additional Information relates may be obtained by calling Provident Distributors, Inc. ("PDI" or the "Distributor") at 800-332-3863. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.

                                  THE COMPANY

                 The Company was organized on October 27, 1982 as a Maryland corporation. The National Municipal Bond Fund, Aggressive Growth Fund, Intermediate Bond Fund (formerly, Flexible Bond Fund), Blue Chip Fund, Asset Allocation Fund, International Equity Fund and Short-Term Government Fund commenced operations on January 28, 1994, March 31, 1984, January 24, 1994, January 13, 1994, January 18, 1994, May 13, 1996, and August 2, 1996,
respectively. The California Tax-Exempt Bond Fund originally commenced operations on March 30, 1984 as a separate portfolio of Pacific Horizon Tax-Exempt Funds, Inc., which subsequently changed its name to Pacific Horizon California Tax-Exempt Bond Portfolio, Inc. (the "Predecessor California Tax-Exempt Bond Fund"). The Capital Income Fund originally commenced operations on September 25, 1987 as The Total Return Fund (the "Predecessor Capital Income Fund"), a separate portfolio of a Massachusetts business trust named The Horizon Capital Funds. The U.S. Government Securities Fund commenced operations on January 7, 1988, also as a separate portfolio of The Horizon Capital Funds, under the name GNMA Extra Fund (the "Predecessor GNMA Fund" or the "Predecessor U.S. Government Securities Fund"). On January 1, 1989 the Predecessor Capital Income Fund and the Predecessor GNMA Fund changed their names to the Pacific Horizon Convertible Securities Fund and the Pacific Horizon GNMA Extra Fund. In January 1990 these three Predecessor Funds were reorganized as portfolios of Pacific Horizon. On June 28, 1991, the GNMA Extra Fund changed its name to the U.S. Government Securities Fund and on September 16, 1991 the Convertible Securities Fund changed its name to the Capital Income Fund. The Corporate Bond Fund originally commenced operations in 1973 as a diversified, closed-end management investment company (that is, as an investment company with non-redeemable shares) known as Bunker Hill Income Securities, Inc. (the "Corporate Predecessor Fund"). On April 25, 1994 the Corporate Predecessor Fund was reorganized as a separate portfolio of the Company and all of the assets and liabilities of the Corporate Predecessor Fund were transferred to the Corporate Bond Fund.

                 The Feeder Funds seek to achieve their respective investment objectives by investing substantially all of their assets in diversified investment portfolios of an open-end, management investment company having the same investment objective as these Funds. Prior to July 1, 1996, September 1, 1996, September 1, 1996 and June 23, 1997, the National Municipal Bond Fund, Corporate Bond Fund, International Equity Fund and Asset Allocation Fund, respectively, invested all of their respective assets in the National Municipal Bond Portfolio of Master Investment Trust, Series, II ("Municipal Master Portfolio"); Corporate Bond Portfolio of Master Trust I ("Corporate Bond Master Portfolio"); International Equity

Portfolio of Master Trust I ("International Equity Master Portfolio") and Asset Allocation Portfolio ("Asset Allocation Master Portfolio") of Master Trust I, which had identical investment objectives. On July 1, 1996, September 1, 1996, September 1, 1996, and June 23, 1997, the National Municipal Bond Fund, Corporate Bond Fund, International Equity Fund and Asset Allocation Fund, respectively, withdrew their respective assets from their respective master portfolios and invested them directly in securities.

                 The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

                 The Prospectus for each Fund describes the investment objective of the Fund to which it applies. Because the investment characteristics of each Feeder Fund will correspond with its respective Master Portfolio, the following is a discussion of the various investments and techniques employed by each Master Portfolio. The following information supplements and should be read in conjunction with the descriptions of the investment objective and policies in the Prospectus for each Fund.

PORTFOLIO TRANSACTIONS

                 The portfolio turnover rate described in each Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. The portfolio turnover rate for the Aggressive Growth Fund, U.S. Government Securities Fund and Capital Income Fund may be particularly high.

                 For the fiscal years or periods indicated, the portfolio turnover rates for the National Municipal Bond Fund, U.S. Government Securities Fund, California Tax-Exempt Bond Fund, Capital Income Fund, Aggressive Growth Fund, Asset Allocation Fund, International Equity Fund, Short-Term Government Fund, Corporate Bond Fund, Intermediate Bond Master Portfolio and Blue Chip Master Portfolio, were as follows:

=============================================================================================================
                                                        Year Ended                  Year or Period Ended
                                                     February 29, 1996                February 28, 1997
-------------------------------------------------------------------------------------------------------------
  National Municipal Bond Fund(1)                              37%                             12%
-------------------------------------------------------------------------------------------------------------
  U.S. Government Securities Fund                             137%                             94%
-------------------------------------------------------------------------------------------------------------
  California Tax-Exempt Bond Fund                              57%                             34%
-------------------------------------------------------------------------------------------------------------
  Capital Income Fund                                          57%                            124%
-------------------------------------------------------------------------------------------------------------
  Aggressive Growth Fund                                       93%                             99%
-------------------------------------------------------------------------------------------------------------
  Asset Allocation Fund(2)                                    157%                            116%
-------------------------------------------------------------------------------------------------------------
  International Equity Fund(3)                                 N/A                            114%
-------------------------------------------------------------------------------------------------------------
  Short Term Government Fund(4)                                N/A                             81%
-------------------------------------------------------------------------------------------------------------
  Corporate Bond Fund(5)                                       96%                             59%
-------------------------------------------------------------------------------------------------------------
  Intermediate Bond Master Portfolio                          172%                             83%
-------------------------------------------------------------------------------------------------------------
  Blue Chip Master Portfolio                                  108%                             91%
============================================================================================================

--------------------

(1) Until July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. Information contained in the chart above includes portfolio turnover of the Municipal Master Portfolio.

(2) Until June 23, 1997, the Asset Allocation Fund invested all of its assets in the Asset Allocation Master Portfolio. Information contained in the above chart relates to the Asset Allocation Master Portfolio.

(3) Until September 1, 1996, the International Equity Fund invested all of its assets in the International Equity Master Portfolio. Information contained in the chart above includes the portfolio turnover of the International Equity Master Portfolio. Not annualized for period from May 13, 1996 (inception date) to February 28, 1997.

(4) Not annualized for period from August 2, 1996 (inception date) to February 28, 1997.

(5) Until September 1, 1996, the Corporate Bond Fund invested all of its assets in the Corporate Bond Master Portfolio. Information contained in the chart above includes portfolio turnover of the Corporate Bond Master Portfolio.

                 The increased portfolio turnover rate for the Capital Income Fund and International Equity Fund is a attributed to new issue activity. Subject to the general control of the Company's Board of Directors, and the Master Portfolios' Trustees, Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Portfolio. Wellington Management Company ("Wellington Management" or the "sub-adviser") serves as the International Equity Fund's sub-adviser. References in this Statement of Additional Information to Bank of America's action and responsibilities with respect to the International Equity Fund shall be deemed to include Wellington Management unless the context clearly indicates otherwise.

                 Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Purchases and sales of fixed income securities are normally principal transactions without brokerage commissions.

                 For the fiscal years or periods indicated, the Aggressive Growth Fund, Capital Income Fund, Blue Chip Master Portfolio, Asset Allocation Fund, California Tax-Exempt Bond Fund, U.S. Government Securities Fund, Intermediate Bond Master Portfolio, National Municipal Bond Fund, International Equity Fund, and Short-Term Government Fund paid the following brokerage commissions:


===============================================================================================================
                                          Year or Period Ended         Year Ended              Year Ended
                                            February 28, 1997       February 29, 1996        February 28, 1995
---------------------------------------------------------------------------------------------------------------
  Aggressive Growth Fund                         $225,515               $369,002                 $631,200
---------------------------------------------------------------------------------------------------------------
  Capital Income Fund                            $184,327               $ 95,126                 $207,310
---------------------------------------------------------------------------------------------------------------
  Blue Chip Master Portfolio                     $637,281               $428,667                 $202,817
---------------------------------------------------------------------------------------------------------------
  Asset Allocation Fund+                         $152,270               $175,960                 $152,778
---------------------------------------------------------------------------------------------------------------
  California Tax-Exempt Bond Fund                $0                     $0                       $0
---------------------------------------------------------------------------------------------------------------
  U.S. Government Securities Fund                $0                     $0                       $0
---------------------------------------------------------------------------------------------------------------
  Intermediate Bond Master                       $0                     $0                       $0
  Portfolio
---------------------------------------------------------------------------------------------------------------
  National Municipal Bond Fund++                 $0                     $0                       $0
---------------------------------------------------------------------------------------------------------------
  International Equity Fund+++                   $ 78,268               N/A                      N/A
---------------------------------------------------------------------------------------------------------------
  Short-Term Government Fund++++                 $0                     N/A                      N/A
===============================================================================================================

--------------------

+ Until June 23, 1997, the Asset Allocation Fund invested all of its assets in the Asset Allocation Master Portfolio. Information contained in the chart above relates to the Asset Allocation Master Portfolio.

++ Until July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. Information contained in the chart above includes brokerage expenses of the Municipal Master Portfolio.

+++ The International Equity Fund commenced operations on May 13, 1996. Until September 1, 1996 the International Equity Fund invested all of its assets in the International Equity Master Portfolio. Information contained in the chart above includes brokerage commissions paid by the International Equity Master Portfolio.

++++     The Short-Term Government Fund commenced operations on August 2, 1996.

                 During the fiscal period ended February 28, 1995, the fiscal years ended February 29, 1996 and February 28, 1997 neither the Corporate Bond Master Portfolio, Corporate Bond Fund nor its predecessor fund paid any brokerage commissions. Until September 1, 1996, the Corporate Bond Fund invested all of its assets in the Corporate Bond Master Portfolio.

                 In executing portfolio transactions and selecting brokers or dealers, it is the Portfolios' policy to seek the best overall terms available. The Investment Advisory Agreements between the particular Company and Bank of America and the Sub-Advisory Agreement with Wellington Management on behalf of the International Equity Fund provide that, in assessing the best overall terms available for any transaction, Bank of America or Wellington Management shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory and Sub-Advisory Agreements authorize Bank of America and Wellington Management (with respect to the International Equity Fund), subject to the approval of the particular Board, to cause a Portfolio to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America or Wellington Management to the particular Company or Portfolio. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

                 It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a particular Company or any given Portfolio may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

                 Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America or Wellington Management and do not reduce the advisory fee payable to Bank of America or Wellington Management. Such services may be useful to Bank of America or Wellington Management in serving both the Companies, the Portfolios and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America or Wellington Management in carrying out the obligations to the Companies and the Portfolios. In connection with the investment management services with respect to the Portfolios, Bank of America or Wellington Management will not acquire certificates of deposit or other securities issued by them or their affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. In addition, portfolio securities in general will be purchased from and sold to affiliates of the Companies, the Portfolios, Bank of America, Wellington Management the Distributor and their affiliates acting as principal, underwriter, syndicate member, market-maker, dealer, broker or in any similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

                 A Portfolio may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Portfolio will engage in this practice only when Bank of America or Wellington Management, in their sole discretion subject to guidelines adopted by the particular Board, believes such practice to be in the interest of the Portfolio.

                 To the extent permitted by law, Bank of America or Wellington Management may aggregate the securities to be sold or purchased on behalf of the Portfolios with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

                 The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act or their parents held by Pacific Horizon as of the close of its most recent fiscal year. As of February 28, 1997: (a) the Treasury Fund held the following securities: Repurchase Agreement with Dean Witter, Reynolds, Inc. in the principal amount of $125,000,000; and Repurchase Agreement with Goldman

Sachs & Co. in the principal amount of $453,423,000; (b) the Government Fund held the following security: Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $50,000,000; (c) the Prime Fund held the following securities, Merrill Lynch & Co., Inc. commercial paper in the principal amount of $50,000,000; Bear Stearns Cos., Inc. commercial paper in the principal amount of $25,000,000; Merrill Lynch & Co., Inc. corporate debt in the principal amount of $25,000,000; Merrill Lynch & Co., Inc. weekly variable rate obligation in the principal amount of $50,000,000; Merrill Lynch & Co., Inc. weekly variable rate obligation in the principal amount of $50,000,000; Merrill Lynch & Co., Inc. quarterly variable rate obligation in the principal amount of $50,000,000; Dean Witter Discover & Co-Monthly Variable Rate Obligation in the principal amount of $25,000,000; Dean Witter Discover & Co. corporate obligation in the principal amount of $15,000,000; Goldman Sachs Group L.P. master note in the principal amount of $300,000,000; Dean Witter Discover and Co., commercial paper in the principal amount of $25,000,000, Dean Witter Discover and Co., commercial paper in the principal amount of $50,000,000; Morgan Stanley Group, Inc. master note in the principal amount of $250,000,000, Bear Stearns Companies, Inc. monthly variable rate obligation in the principal amount of $18,000,000; Bear Stearns Companies, Inc. monthly variable rate note in the principal amount of $25,000,000; (d) the Corporate Bond Fund held the following securities: Goldman Sachs Group corporate obligation in the principal amount of $1,500,000; Lehman Brothers corporate obligation in the principal amount of $1,000,000; Merrill Lynch & Co., Inc. corporate debt obligation in the principal amount of $1,500,000; (e) the Intermediate Bond Master Portfolio held the following security: Paine Webber Group medium term note in the amount of $3,000,000 (f) the Asset Allocation Master Portfolio held the following securities: Dean Witter common stock in the amount of $2,701,600, Lehman Brothers corporate obligation in the principal amount of $1,000,000; Morgan Stanley corporate obligation in the principal amount of $3,800,000; Paine Webber Group medium term note in the principal amount of $2,500,000; (g) the Capital Income Fund held the following security:
Merrill Lynch & Co., Inc. Structured Yield Product Exchangeable for Stock in the amount of $3,575,000; (h) the Blue Chip Master Portfolio held the following security: Dean Witter common stock in the amount of $6,220,588.

                 Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc., Paine Webber, are considered to be regular brokers and dealers of the Company.

TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT INFORMATION

                 The following discussion supplements the descriptions of such investments in the Prospectuses.

                 Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. Except for the U.S. Government Securities Fund and Short-Term Government Fund, certificates of deposit, bankers' acceptances and time deposits are eligible investments for each Portfolio as described in the Funds' Prospectuses, except that the National Municipal Bond Fund and California Tax-Exempt Bond Fund may not purchase time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' Acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of Deposit and Bankers Acceptances may only be purchased from domestic or foreign banks and financial institutions having total assets at the time of purchase in excess of $2.5 billion (including assets of both domestic and foreign branches). Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank are not permissible investments for the Intermediate Bond and Blue Chip Master Portfolios and Asset Allocation Fund.

                 Instruments issued by foreign banks or financial institutions may be subject to investment risks that are different in some respects than the risks associated with instruments issued by those U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

                 Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

                 As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

                 Commercial Paper and Short-Term Notes. The investment policies of the Portfolios (except the Short-Term Government Fund) permit investment in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper and short-term notes will normally have maturities of less than 9 months and fixed rates of return, although such instruments may have maturities of up to one year.

                 Commercial paper and short-term notes will consist of issues rated at the time of purchase A-2 or higher by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization ("NRSRO") in the case of purchases by each Portfolio other than the Capital Income and U.S. Government Securities Funds, and A-1 or better by S&P, Prime-1 by Moody's or similarly rated by another NRSRO in the case of purchases by the Capital Income and U.S. Government Securities Funds; or if unrated, will be determined by Bank of America or Wellington Management to be of comparable quality under procedures established by the particular Board.

                 Other Investment Companies. In connection with the management of their daily cash position, the Aggressive Growth Fund, Capital Income Fund, Corporate Bond Fund, Asset Allocation Fund, Blue Chip Master Portfolio, Intermediate Bond Master Portfolio, International Equity Fund and U.S. Government Securities Fund may each invest in the securities of other investment companies (including money market mutual funds advised by Bank of America). Such Funds are permitted to invest up to 5% of the value of their respective total assets in the securities of another investment company; except that with respect to the investment in a money market mutual fund advised by Bank of America, such Funds are permitted to invest the greater of 5% of their respective net assets or $2.5 million. However, no more than 10% of such Fund's total assets may be invested in the securities of other investment companies in the aggregate. Securities of other investment companies will be acquired by the Aggressive Growth Fund, Capital Income Fund, Corporate Bond Fund,

Asset Allocation Fund, Blue Chip Master Portfolio, Intermediate Bond Master Portfolio, International Equity Fund and U.S. Government Securities Fund within the limits prescribed by the Investment Company Act of 1940 and each Portfolio's applicable fundamental investment limitations. As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro-rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Aggressive Growth Fund may also acquire shares of closed-end investment companies, including companies that invest in foreign issuers, but only in furtherance of its investment objective. The International Equity Fund may acquire shares of open and closed-end investment companies.

                 The 1940 Act generally prohibits each Portfolio from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. In addition, no more than 10% of the outstanding voting stock of any one investment company may be owned in the aggregate by the Portfolios and any other investment company advised by the investment adviser or sub-adviser.

                 Repurchase Agreements. Each Portfolio is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Portfolio acquires securities from financial institutions such as banks and broker-dealers which are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Portfolio to resell such securities at a mutually agreed upon date and price. Although securities subject to a repurchase agreement may bear maturities exceeding ten years, the Aggressive Growth, California Tax-Exempt Bond, U.S. Government Securities Corporate Bond, International Equity, and Capital Income Funds and Blue Chip and the Intermediate Bond Master Portfolios intend to only enter into repurchase agreements having maturities not exceeding 60 days. Repurchase agreements maturing in more than seven days are considered illiquid investments and investments in such repurchase agreements along with any other illiquid securities will not exceed 10% of the value of the net assets of the Aggressive Growth, California Tax-Exempt Bond, U.S. Government Securities, Capital Income and Asset Allocation Funds or the Intermediate Bond and Blue Chip Master Portfolios, or 15% of the net assets of the International Equity, National Municipal Bond or Corporate Bond Funds. The Portfolios are not permitted to enter into repurchase agreements with Bank of America, Wellington Management or their affiliates, and will give no preference to repurchase agreements with Service Organizations.

The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by a custodian or sub-custodian of the Portfolio or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser or sub-adviser shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, a Portfolio would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Portfolio's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by a Portfolio under the 1940 Act.

                 U.S. Government Obligations. Each Portfolio is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

                 Variable and Floating Rate Instruments. As described in their Prospectuses, the Aggressive Growth Fund, National Municipal Bond Fund, California Tax-Exempt Bond Fund, Intermediate Bond Master Portfolio, Blue Chip Master Portfolio, Asset Allocation Fund, Corporate Bond Fund and International Equity Fund may acquire variable and floating rate instruments including with respect to the Asset Allocation Fund, Blue Chip Master Portfolio and Intermediate Bond Master Portfolio, master demand notes. The U.S. Government Securities Fund may invest in variable rate GNMA certificates, which are backed by pools of variable rate mortgages and also in GNMA REMICs. The actual yield on variable and floating rate instruments varies not only as a result of variations in the lives of the underlying securities, but also as a result of changes in prevailing interest rates. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by a Portfolio, Bank of America or Wellington Management will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Portfolio. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss to the extent of the default. Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to a 15% of net assets limitation on illiquid securities (10% with respect to the Capital Income and Asset Allocation Funds and Blue Chip Master Portfolio and Intermediate Bond Master Portfolio). Variable and floating rate instruments may be secured by bank letters of credit.

                 Municipal Securities. The California Tax-Exempt Bond Fund and National Municipal Bond Fund currently intend that under ordinary market conditions 65% and 80% of their respective total assets will be invested in Municipal Securities. This is not, however, a fundamental investment policy. As a matter of fundamental policy, under normal market conditions at least 80% of the California Tax-Exempt Bond Fund's total assets will be invested in California Municipal Securities. The California Tax-Exempt Bond Fund's average weighted maturity will vary in response to variations in comparative yields of differing maturities of instruments, in accordance with such Fund's investment objective. The Intermediate Bond Master Portfolio and

Asset Allocation Fund may also invest in Municipal Securities. The two principal classifications of Municipal Securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue service such as the user of the facility being financed. Private activity bonds held by the Portfolios are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

                 Municipal Securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds (including industrial development bonds under prior law) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal income tax.

                 The Intermediate Bond Master Portfolio and Asset Allocation Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                 The California Tax-Exempt Bond Fund, National Municipal Bond Fund, Intermediate Bond Master Portfolio and Asset Allocation Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term tax-exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Those Portfolios may also purchase tax-exempt commercial paper.

                 There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("D&P") represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Portfolio, an issue of Municipal Securities may cease to be rated or its rating may be reduced. The investment adviser will consider such an event in determining whether a Portfolio should continue to hold the obligation.

                 An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

                 Information about the financial condition of issuers of Municipal Securities may be less available than about corporations, a class of whose securities is registered under the Securities Exchange Act of 1934.

                 From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the Fund's Prospectus under "Tax Information.") Proposals to further restrict or eliminate the tax benefits of municipal securities, while pending or if enacted, might materially adversely affect the availability of Municipal Securities for investment by the particular Portfolio and the liquidity and value of the Portfolio. In such an event, the particular

Portfolio would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution. Moreover, with respect to Municipal Securities issued by the State of California, Pacific Horizon cannot predict what legislation, if any, may be proposed in California.

                 Stand-By Commitments. The California Tax-Exempt Bond Fund and National Municipal Bond Fund may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. Under a "stand-by commitment," a dealer agrees to purchase from the particular Portfolio, at the Portfolio's option, specified Municipal Securities at a specified price. "Stand-by commitments" acquired by a Portfolio may also be referred to in this Statement of Additional Information as "put" options.

                 The amount payable to the particular Portfolio upon its exercise of a "stand-by commitment" is normally (i) the Portfolio's acquisition cost of the Municipal Securities (excluding any accrued interest which the Portfolio paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A "stand-by commitment" may be sold, transferred or assigned by the Portfolio only with the instrument involved.

                 The Portfolios expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolios may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by a Portfolio will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

                 Each Portfolio intends to obtain "stand-by commitments" only from dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. A Portfolio's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying Municipal Securities that are subject to a commitment.

                 Each Portfolio would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Portfolio. "Stand-by commitments" which would be acquired by a Portfolio would be valued at zero in determining net asset value. Where a Portfolio paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio.

                 Convertible Securities. The Capital Income Fund, Corporate Bond Fund and International Equity Fund may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                 In selecting convertible securities for a Portfolio, the investment adviser or sub-adviser will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying stocks; the prices of the securities relative to other comparable securities and to the underlying stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Portfolio as to issuers; and whether the securities are rated by Moody's, S&P, D&P or Fitch and, if so, the ratings assigned.

                 The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates rise and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying stock while holding fixed income securities.

                 The Portfolios may convert Convertible Securities during periods when market conditions are unfavorable for their disposition or as a result of developments such as the issuer's call or a decline in the market liquidity for such Convertible Securities. The securities obtained upon the conversion may be retained for temporary periods of not greater than two months after conversion, and during such periods such securities will be considered to be Convertible Securities for purposes of complying with this policy. Conversions may also occur when necessary to permit orderly disposition of the investment (for example, where a more substantial market exists for the underlying security than for a relatively thinly traded Convertible Security) or when a Convertible Security reaches maturity or has been called for redemption.

                 Asset-Backed and Mortgage-Related Securities. The Short-Term Government Fund may purchase mortgage-backed securities that are secured by entities, including but not limited to, the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. The Corporate Bond Fund, Intermediate Bond Master Portfolio, Asset Allocation Fund and U.S. Government Securities Fund may invest in asset-backed securities, including mortgage-backed securities representing an undivided ownership interest in a pool of mortgages, such as certificates of GNMA and FHLMC. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

                 There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned, entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks.
Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank, and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                 The U.S. Government Securities Fund and Short-Term Government Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies, instrumentalities, or sponsored enterprises including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities.

Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Fund does not intend to purchase residual interests.

         Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

         For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participation therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

                 The Corporate Bond Fund, Asset Allocation Fund and Intermediate Bond Master Portfolio may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities may not be issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

                 The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of the obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

                 The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed as that for mortgage backed securities guaranteed by government agencies or instrumentalities. Bank of America intends to limit its purchases for the Corporate Bond Fund of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

                 Zero Coupon Securities. The California Tax-Exempt Bond Fund and National Municipal Bond Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity.

                 The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interests rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit quality that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash).

                 Reverse Repurchase Agreements. As described in the Prospectuses, each Portfolio (except the Short-Term Government Fund) is permitted to borrow funds for temporary purposes by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers in accordance with the investment limitations described therein. Whenever a Fund or Portfolio enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities or other liquid high grade securities having a value equal to the repurchase price (including accrued interest), and Bank of America or Wellington Management will subsequently continuously monitor the account for maintenance of such equivalent value. Each Portfolio intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

                 Options Trading. A Portfolio may, under certain circumstances and in accordance with investment limitations described in its prospectus, engage in options trading. Such options may relate to U.S. and foreign securities or to various stock indices. In addition, a Portfolio may acquire options relating to foreign currencies in order to hedge against changes in exchange rates. Such options may be traded on U.S. exchanges, over-the-counter, and on foreign exchanges to the extent permitted by law. The International Equity Fund may also invest in futures for the purposes of adjusting country exposure, hedging or income enhancement.

                 Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security, index or currency increases or decreases, the option buyer's risk is limited to the amount of the original premium paid for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A listed call option for a particular security or amount of currency gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation the underlying security or currency amount at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security or amount of currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. Unlisted options are not subject to the protections afforded purchases of options listed by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options. Furthermore, it is the position of the staff of the SEC that over-the-counter options are illiquid. To the extent that a Portfolio invests in options that are illiquid (including over-the-counter options), such investment will be subject to the Portfolio's limitations on illiquid securities.

                 A Portfolio will continue to receive interest or dividend income on the securities underlying such puts until they are exercised by the Portfolio. Any losses realized by a Portfolio in connection with its purchase of put options will be limited to the premiums paid by the Portfolio for the options plus any transaction costs. A gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund or Portfolio owns.

                 In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

                 The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

                 If a Portfolio desires to sell a particular security it owns on which it has written an option, the Portfolio will seek to effect a closing purchase transaction prior to, or concurrently with, the sale of the security. In order to close out a covered call option position, a Portfolio will enter into a "closing purchase transaction" - the purchase of a call option on a security or stock index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index.

                 When a Portfolio purchases a put or call option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by it on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. Moreover, because increases in the market price of an option will generally reflect (although not necessarily in direct proportion) increases in the market price of the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security if such security is owned by the Portfolio. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

                 As noted previously, there are several risks associated with transactions in options on securities, currencies and indices. For example, there are significant differences between the securities, currencies and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

                 A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

                 Futures. The Portfolios may engage in futures contracts. The International Equity Fund may also invest in futures for the purposes of adjusting country exposure, hedging or income enhancement. A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified obligation or stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities is normally made. A Portfolio may not purchase or sell futures contracts and purchase related options unless immediately after any such transaction the aggregate initial margin that is required to be posted by that Portfolio under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Portfolio on its open futures options positions, does not exceed 5% of the Portfolio's total assets, after taking into account any unrealized profits and losses on the Portfolio's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. An option to buy a futures contract is "in-the-money" if the then current purchase price of the contract that is subject to the option is less than the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.

                 Successful use of futures contracts by a Portfolio is subject to Bank of America's or Wellington Management's ability to predict correctly movements in the direction of the stock market or interest rates. There are several risks in connection with the use of futures contracts by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, a Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures contract. If the price of the futures contract moves more than the price of the hedged securities, a Portfolio involved will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

                 It is also possible that, where a Portfolio has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in a Portfolio may decline. If this occurred, a Portfolio would lose money on the futures contract and also experience a decline in value in its portfolio securities.

                 In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movement in the cash market and movements in the price of futures contracts, a correct forecast of general market trends or interest rate movements by Bank of America or Wellington Management may still not result in a successful hedging transaction over a short time frame.

                 Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts. Although the Portfolios intend to purchase or sell futures contracts only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. The liquidity of a secondary market in a futures contract may in addition be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

                 For additional information concerning Futures and options thereon, please see Appendix B to this Statement of Additional Information.

                 Options on Futures Contracts. The acquisition of put and call options on a futures contract will give a Portfolio the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Portfolio's assets. By writing a call option, a Portfolio becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Portfolio intends to purchase. However, the Portfolio becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Portfolio will incur transaction costs in connection with the writing of options on futures.

                 The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

                 Interest Rate and Currency Swaps. Inasmuch as interest rate and currency swaps are entered into for hedging purposes or are offset by a segregated account as described below, the Corporate Bond Fund and Bank of America believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of the Corporate Bond Fund's obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three ratings categories by Moody's or Standard & Poor's), or, if unrated, deemed by Bank of America to be of comparable credit quality, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. The Corporate Bond Fund will not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by Bank of America. If there were a default by the other party to such a transaction, the Corporate Bond Fund would have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standard swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

                 Foreign Investments. In considering whether to invest in the securities of a foreign company, Bank of America or Wellington Management considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.

                 The Corporate Bond Fund, Intermediate Bond Master Portfolio, Asset Allocation Fund and International Equity Fund may invest in securities of foreign issuers that may or may not be publicly traded in the United States. The Aggressive Growth Fund may invest up to 20% of its total assets, either directly, or indirectly through investments in American Depositary Receipts ("ADRs") and closed-end investment companies, in securities issued by foreign companies wherever organized. The Capital Income Fund may invest up to 15% of its total assets in Eurodollar Convertible Securities that are convertible into or exchangeable for foreign equity securities represented by listed ADRs. Interest and dividends on such Eurodollar securities are payable in U.S. dollars outside of the United States.

                 ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. The extent to which a Portfolio will be invested in foreign companies and ADRs will fluctuate from time to time within the limits stated in the Prospectuses depending on the investment adviser's or sub-adviser's assessment of prevailing market, economic and other conditions.

                 The International Equity Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The International Equity Fund and the Corporate Bond Fund may purchase debt obligations issued or guaranteed by supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the "World Bank"), the Inter-American Development Bank, the Asian Development Bank and the European Investment Bank. The International Equity Fund also may purchase debt obligations of foreign corporations or financial institutions, such as Yankee bonds (dollar-denominated bonds sold in the United States by non-U.S. issuers), Samurai bonds (yen-denominated bonds sold in Japan by non-Japanese issuers and Euro bonds (bonds not issued in the country (and possibly currency of the country) of the issuer). The International Equity Fund's investments will be allocated among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with Bank of America's or Wellington Management's assessment of the country's gross domestic product, purchasing power parity and market capitalization and the relationship of a country's currency to the United States dollar. Fundamental economic strength, credit quality and interest rate trends will be the principal factors considered by Bank of America or Wellington Management's in determining whether to increase or decrease the emphasis placed upon a particular type of security within the International Equity Fund.

                 Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolios endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

                 Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of the Portfolios to make intended security purchases due to settlement problems could cause a Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolios due to subsequent declines in value of the portfolio securities, or, if a Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

                 Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign brokerage commissions and custodian fees are generally higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

                 Bonds of Supranational Entities. The Corporate Bond Fund and International Equity Fund may invest in bonds of supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank. The risks associated with investments in foreign issuers are described above under "Foreign Investments." Obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank are not permissible investments for the Asset Allocation, Blue Chip and Intermediate Bond Master Portfolios.

                 When-Issued Securities, Forward Commitments and Delayed Settlements. All Portfolios may agree to purchase securities on a "when-issued," and "forward commitment" basis. All Portfolios except for the Asset Allocation Fund, Intermediate Bond Master Portfolio, and Blue Chip Master Portfolio may agree to purchase securities on a "delayed settlement" basis. When a Portfolio agrees to purchase securities on a "when-issued," "forward commitment" or "delayed settlement" basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Portfolio may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of a Portfolio will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Portfolios do not intend to engage in these transactions for speculative purposes but primarily in order to hedge against anticipated changes in interest rates. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser or sub-adviser to manage it may be affected in the event the forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of a Fund's assets.

                 A Portfolio will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

                 When a Portfolio engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                 The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. A Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

                 Securities Lending. The Aggressive Growth, Capital Income, U.S. Government Securities, Corporate Bond, Asset Allocation and International Equity Funds and the Blue Chip Master Portfolio may lend securities as described in their Prospectuses. Such loans will be secured by cash or securities of the U.S. Government and its agencies and instrumentalities, and additionally in the case of the Aggressive Growth Fund by an irrevocable letter of credit issued by a U.S. commercial bank that is a member of the Federal Reserve System or the Federal Deposit Insurance Corporation and has total assets in the excess of $1.5 billion. The collateral must be at all times equal to at least the market value of the securities loaned and is "marked to market" daily. The Portfolio will continue to receive interest or dividends on the securities it loans, and will also earn interest on the investment of any cash collateral. In the case of the Capital Income and U.S. Government Securities Funds, cash collateral may be invested in short-term U.S. Government securities, and in the case of the Aggressive Growth, International Equity and Corporate Bond Funds, cash collateral may be invested in short-term U.S. Government securities, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. Additionally, the International Equity Fund may also invest cash collateral in U.S. Treasury notes. Although voting rights, or rights to consent, attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a fund if a material event affecting the investment is to occur.

                 Illiquid Securities. It is possible that unregistered securities purchased by a Non-Feeder Fund, in reliance upon Rule 144A under the Securities Act of 1933 (the "1933 Act") could have the effect of increasing the level of such Portfolio's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

ADDITIONAL INFORMATION - CORPORATE BOND FUND, CAPITAL INCOME FUND, NATIONAL MUNICIPAL BOND FUND AND CALIFORNIA TAX-EXEMPT BOND FUND

                 In general, investments in high yielding fixed-income securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in high yielding fixed-income securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher rated fixed-income securities. Such high yielding securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities, which react more to fluctuations in the general level of interest rates. The Fund seeks to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower rated securities.

                 In seeking to attain the investment objective of the Fund, the investment adviser may consider both the relative risks and potential returns of higher-rated and lower-rated securities. As a result, the Fund may hold higher-rated fixed-income securities when the differential in return between lower-rated and higher-rated securities narrows and the investment adviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in potential capital appreciation and yield. The relative proportions of the types of securities in the Fund may vary from time to time according to the prevailing and projected market and economic conditions and other factors.

ADDITIONAL INFORMATION - AGGRESSIVE GROWTH FUND

                 The selection of investments for the Aggressive Growth Fund is the result of a continuous study of trends in industries and companies, earning power, growth features and other investment criteria. Fund holdings will consist primarily of common stocks of companies that the investment adviser expects will experience above-average growth in earnings and price. Most of these companies will be smaller-capitalized organizations that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects. The Aggressive Growth Fund's net asset value per share is subject to rapid substantial fluctuation because greater risk is assumed in order to seek maximum growth.

                 Securities owned by the Aggressive Growth Fund may be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the "pink sheets," and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Aggressive Growth Fund of portfolio securities, to meet redemptions or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

                 Custodial Receipts and Participation Interest. Securities acquired by the California Tax-Exempt Bond Fund and National Municipal Bond Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts", "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATs") and "Municipal Zero-Coupon Receipts." Participation interests that the California Tax-Exempt Bond Fund and National Municipal Bond Fund and the Corporate Bond Master Portfolio may acquire give the Portfolios an undivided interest in the security or securities involved. Participation interests may have fixed, floating or variable rates of interest, and will have remaining maturities of thirteen months or less as determined in accordance with the regulations of the SEC (although the securities held by the issuer may have longer maturities). If a participation interest in unrated, the investment adviser will have determined that the interest is of comparable quality to those instruments in which each Portfolio may invest pursuant to guidelines approved by the particular Board. For certain participation interests, each Portfolio will have the right to demand payment, on not more than 30 days' notice, for all or any part of its participation interest, plus accrued interest. As to these instruments, each Portfolio intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

ADDITIONAL INFORMATION - ALL FUNDS

                 The investment adviser's or sub-adviser's own investment portfolios may include bank certificates of deposit, bankers' acceptances, corporate debt obligations, equity securities and other investments any of which may also be purchased by a Portfolio. The Portfolios may also invest in securities, interests or obligations of companies or entities which have a deposit, loan, commercial banking or other business relationship with Bank of America or any of its affiliates (including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by a Portfolio).

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

                 This summary does not purport to be a comprehensive description of all relevant facts. Although the Company has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Company. Rather, the information presented herein has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, the estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved. While the Company has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

ECONOMIC FACTORS

                 FISCAL YEARS PRIOR TO 1996-97. By the close of the 1989-90 Fiscal Year, California's revenues had fallen below projections so that the State's budget reserve, the Special Fund for Economic Uncertainties (the "Special Fund"), was fully depleted by June 30, 1990. A recession which had begun in mid-1990, combined with higher health and welfare costs driven by the State's rapid population growth, adversely affected General Fund revenues and raised expenditures above initial budget appropriations.

                 As a result of these factors and others, the State confronted a period of budget imbalance. Beginning with the 1990-91 Fiscal Year and for several years thereafter, the budget required multi-billion dollar actions to bring projected revenues and expenditures into balance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the Special Fund -- approaching $2.8 billion at its peak on June 30, 1993.

                 By the 1993-94 Fiscal Year, the accumulated deficit was too large to be prudently retired in one year and a two-year program was implemented. This program used revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year.

                 The 1994-95 Budget Act projected General Fund revenues and transfers of $41.9 billion. Expenditures were projected to be $40.9 billion -- an increase of $1.6 billion over the prior year. As a result of the improving economy, however, the fiscal year ultimately produced revenues and transfers of $42.7 billion which more than offset expenditures of $42.0 billion and thereby reduced the accumulated budget deficit.

                 With strengthening revenues and reduced caseload growth driven by an improving economy, the State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. The 1995-96 Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year, and expenditures were budgeted at $43.4 billion. In addition, the Department of Finance projected that after repaying the last of the carryover budget deficit, there would be a positive balance of $28 million in the budget reserve as of June 30, 1996.

                 1996-97 Fiscal Year.

                 The 1996-97 Governor's Budget, released January 10, 1996, projected General Fund revenues and transfers of $45.6 billion, a 1.3% increase over 1995-96. The Governor's budget proposed two major initiatives, a 15% personal and corporate income tax cuts and a revision of the trial court funding program, which would have the effect of reducing General Fund revenues. The Governor's Budget proposed General Fund expenditures of $45.2 billion. The Governor's Budget also proposed Special Fund revenues equal to expenditures, at a level of $13.3 billion.

                 The May Revision of the Governor's Budget, released on May 21, 1996 ("The May Revision"), updated revenue estimates for the 1996-97 Fiscal Year, reflecting stronger economic activity in the State and thus greater revenue growth. The revised estimate was for $47.1 billion of revenues, still assuming the Governor's tax cut would be enacted, and $46.5 billion of expenditures.

                 1996-97 Budget Act

                 The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriates a budget reserve in the Special Fund of $305 million, as of June 30, 1997. The Department of Finance projects that, on June 30, 1997, the State's available borrowable
(cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing is anticipated.

                 Revenues - The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), approved a 5% cut in bank and corporation taxes, to be effective for income years commencing on January 1, 1997. As a result of the Legislature's failure to enact the personal income tax cut, revenues for the Fiscal Year are estimated to be $550 million higher than projected in the May Revision, and are now estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. Special Fund revenues are estimated to be $13.3 billion.

                 Expenditures - The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

                 The following are principal features of the 1996-97 Budget
Act:

                 1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second consecutive year, the full cost of living allowance (3.2 percent) was funded. Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called ADA, or Average Daily Attendance), an almost 15% increase over the level prevailing during the recession years. Out of this $1.6 billion total community colleges will receive an increase in funding of $157 million for 1996-97.

                 Due to higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.

                 2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings. See "Federal Welfare Reform".

                 3. A 4.9 percent increase in funding for the University of California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees.

                 4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)

                 5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

                 6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

                 The Budget Act did not contain any tax increases. As noted, there was a reduction in bank and corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters Tax Credit, saving $520 million in expenditures.

                 Federal Welfare Reform - Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (P.L. 104-193, the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

                 The Law requires states to implement the new TANF program not later than July 1, 1997 and provides California approximately $3.7 billion in block grant funds for FY 1996-97. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan is to be submitted in time to allow grant reductions to be implemented effective January 1, 1997 (allowing $92 million of the $163 million referred to in paragraph 2 above to be saved) and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus in lieu of the $660 million savings initially assumed to be saved, it is now projected that savings will total approximately $360 million.

                 A preliminary analysis of the Law by the Legislative Analyst's Office indicated that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how the State implements the Law. There are many choices including how quickly the State implements the Law; the degree to which the State elects to make up for cuts in federal aid; provide more aid to counties, or cut some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law.

                 1997-98 FISCAL YEAR PROPOSED BUDGET.

                 On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects General Fund revenues and transfers in 1997-98 of $50.7 billion, a 4.6% increase from revised 1996-97 figures. The Governor proposes expenditures of $50.3 billion, a 3.9% increase from 1996-97. The Governor's Budget projects a balance in the SFEU of $553 million on June 30, 1998. The Governor's Budget also anticipates about $3 billion of external borrowing for cash flow purposes during the year, with no requirement for cross-fiscal year borrowing.

                 Among the major initiatives and features of the Governor's Budget are the following:

                 1. A proposed 10% cut in the Bank and Corporation Tax rate, to be phased in over two years.

                 2. Proposition 98 funding for K-14 schools will be increased again, as a result of stronger revenues. Per-pupil funding for K-12 schools will reach $5,010, compared to $4,220 as recently as the 1993-94 Fiscal Year. Part of the new funding is proposed to be dedicated to the completion of the current program to reduce class size to 20 pupils in lower elementary grades, and to expand the program by one grade, so that it will cover K-3rd grade.

                 3. Funding for higher education will be increased consistent with a four-year "compact" established in 1995-96. There is not projected to be any increase in student fees at any of the three levels of the State higher education system.

                 4. The 1997-98 proposed Governor's Budget assumes approximately $500 million in savings contingent upon federal action. The Budget assumes that federal law will be enacted to remove the maintenance-of-effect requirement for Supplemental Security Income (SSI) payments, thereby enabling the state to reduce grant levels pursuant to previously enacted state law ($279 million). The Budget also assumes the federal government will fund $216 million in costs of health care for illegal immigrants.

                 THE ORANGE COUNTY BANKRUPTCY. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

                 In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.

CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS.

                 Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

                 REVENUE DISTRIBUTION. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

                 HEALTH CARE LEGISLATION. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

                 The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

                 Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

                 California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

                 These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

                 MORTGAGES AND DEEDS. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

                 Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

                 In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

                 Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

                 Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

                 PROPOSITION 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added
Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

                 Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

                 Legislation enacted by the California Legislature to implement
Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

                 PROPOSITION 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

                 PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

                 Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

                 During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

                 PROPOSITION 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

                 PROPOSITION 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

                 1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

                 2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

                 3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

                 4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

                 5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

                 6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

                 7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

                 8. Permits these provisions to be amended exclusively by the voters of the State of California.

                 In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal.App. 3d 623, 215 Cal.Rptr. 511 (Cal.Ct.App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the

California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition
62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal.App.3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

                 In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal.4th 220, reh'g denied, modified (Dec. 14, 1995) 12
Cal.4th 344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

                 Senate Bill 1590 (O'Connell), introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and it is currently pending in the California State Assembly. It is not clear whether the Bill, if enacted, would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

                 PROPOSITION 218. On November 5, 1996,the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

                 Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

                 Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi
v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

                 The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

                 Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

                 Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

                 PROPOSITION 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

                 Other Investment Information. The investment adviser believes that it is likely that sufficient California Municipal Securities will be available to satisfy the investment objective, policies and limitations of the California Tax-Exempt Bond Fund, and to enable the Fund to invest at least 50% of its total assets in California Municipal Securities at the close of each of its fiscal quarters. In meeting this investment policy the Fund may invest in Municipal Securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 20% of the Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser in light of the Fund's investment objective and policies. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

                 If Pacific Horizon's Board of Directors, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the Fund's total assets in California Tax-Exempt Bond Fund at the close of each quarter of the Fund's taxable year, the Board would re-evaluate the Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

OTHER INVESTMENT LIMITATIONS

                 A Fund's or Master Portfolio's investment objectives are fundamental; the prospectus for each Fund or Master Portfolio summarizes certain other fundamental policies that may not be changed with respect to such Fund or Master Portfolio without the affirmative vote of the holders of the majority of the Fund's or Master Portfolio's outstanding shares (as defined below under "Additional Information - Miscellaneous"). Similarly, the following enumerated additional fundamental policies, as well as the Fund's or Master Portfolio's investment objectives, may not be changed with respect to each Fund or Master Portfolio without such a vote of shareholders.

                 The National Municipal Bond Fund may not:

                 1. Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to Municipal Securities or governmental guarantees of the Municipal Securities and that all of the assets of the Fund may be invested in another investment company.

                 2. Purchase or sell real estate (However, the National Municipal Bond Fund may, to the extent appropriate to its investment objective, purchase securities issued by the U.S. Government, its agencies and instrumentalities, purchase Municipal Securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

                 3. Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the National Municipal Bond Fund for initial or maintenance margin in connection with future contracts is not considered to be the purchase or sale of a security on margin.

                 4. Underwrite the securities of other issuers except that all of the assets of the Fund may be invested in another investment company.

                 5. Purchase securities of companies for the purpose of exercising control.

                 6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs. However, the National Municipal Bond Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, but may enter into futures contracts and options thereon in accordance with its Prospectus.

                 7. Acquire any other investment company or investment company security except as provided for in the Investment Company Act of 1940 provided that all of the assets of the Fund may be invested in another investment company.

                 8. Write or sell puts, calls, straddles, spreads or combinations thereof except that the National Municipal Bond Fund may acquire standby commitments with respect to its Municipal Securities and may enter into futures contracts and options thereon to the extent disclosed in the Prospectus and this Statement of Additional Information.

                 9. Borrow money except from banks or through reverse repurchase agreements to meet redemptions and other temporary purposes in amounts of up to 25% of its total assets at the time of such borrowing. The National Municipal Bond Fund will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

                 The International Equity Fund and Corporate Bond Fund may not:

                 1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of its total assets may be invested without regard to this 5% limitation; provided that all of the assets of the Funds may be invested in their respective Master Portfolio or another investment company.

                 2. Underwrite the securities of other issuers, provided that all of the assets of the Funds may be invested in their respective Master Portfolio or another investment company.

                 3. Purchase or sell real estate, except that each Fund may, to the extent appropriate to its investment objective, invest in securities and instruments guaranteed by agencies or instrumentalities of the U.S. Government and securities issued by companies which invest in real estate or interests therein.

                 4. Purchase securities on margin (except for such short-term credits as may be necessary for the clearance of transactions), make short sales of securities or maintain a short position. For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

                 5. Write or sell puts, calls, straddles, spreads or combinations thereof, except that it may engage in options transactions.

                 6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that: (a) it may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) it may purchase and sell futures contracts and options on futures contracts.

                 7. Purchase securities of other investment companies to the extent prohibited by the 1940 Act, except that the Corporate Bond Fund may purchase securities of other investment companies in connection with a merger, consolidation, acquisition or reorganization; or as may otherwise be permitted by the 1940 Act; provided that all of the assets of the Corporate Bond Fund may be invested in the Corporate Bond Master Portfolio or another investment company.

                 8. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in obligations issued or guaranteed by the federal government and its agencies and instrumentalities; (b) each utility (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

                 9. Purchase securities of any issuer if as a result it would own more than 10% of the voting securities of such issuer; provided that all of the assets of each Fund may be invested in the respective Master Portfolio or another investment company.

                 10. Borrow money for the purpose of obtaining investment leverage or issue senior securities (as defined in the 1940 Act), provided that each Fund and the respective Master Portfolio may borrow from banks for temporary purposes and in an amount not exceeding 10% of the value of the total assets of each Fund or the respective Master Portfolio; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. This restriction shall not apply to (a) the sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase, or (b) transactions in currency, options, futures contracts and options on futures contracts, or forward commitment transactions.

                 11. Make loans, except that with respect to the International Equity Fund it may invest in debt securities, repurchase agreements and securities loans and with respect to the Corporate Bond Fund it may purchase or hold debt obligations in accordance with its investment objective, policies and limitations; may enter into repurchase agreements with respect to securities; and may lend portfolio securities against collateral consisting of cash or securities of the U.S. Government and its agencies and instrumentalities which are consistent with its permitted investments.

                 Neither the Intermediate Bond, Blue Chip or Asset Allocation Funds, nor Intermediate Bond and Blue Chip Master Portfolios, may:

                 1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these limitations; and provided that all of its assets may be invested in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions without regard to the limitations set forth in this paragraph;

                 2. Pledge, mortgage or hypothecate the assets of any Fund to any extent greater than 10% of the value of the total assets of that Fund.

                 3. Make loans to other persons, except that a Fund may make time or demand deposits with banks, provided that time deposits shall not have an aggregate value in excess of 10% of a Fund's net assets, and may purchase bonds, debentures or similar obligations that are publicly distributed, may loan portfolio securities not in excess of 10% of the value of the total assets of such Fund, and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of the total assets of a Fund;

                 4. Purchase or sell commodities contracts, except that any Fund may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and U.S. Government securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of the total net assets of that Fund, and (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the total assets of the Fund;

                 5. Purchase any securities for any Fund that would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry; provided that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government, its agencies and instrumentalities; and provided further that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions as the Fund without regard to the limitations set forth in this paragraph (5).

                 6. Invest the assets of any Fund in nonmarketable securities that are not readily marketable (including repurchase agreements maturing in more than seven days, securities described in restriction with respect to such Fund (2) in the Prospectuses, restricted securities, certain OTC options and securities used as cover for such options and stripped mortgage-backed securities) to any extent greater than 10% of the value of the total assets of that Fund; provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof with substantially the same investment objectives, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (6).

                 7. Borrow money for any Fund except for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of that Fund. Borrowing shall, for purposes of this paragraph, include reverse repurchase agreements. Any borrowings, other than reverse repurchase agreements, will be from banks. Pacific Horizon will repay all borrowings in any Fund before making additional investments for that Fund and interest paid on such borrowings will reduce income.

                 8.       Issue senior securities.

                 9. Underwrite any issue of securities, provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (9).

                 10. Purchase or sell real estate or real estate mortgage loans, but this shall not prevent investments in instruments secured by real estate or interests therein or in marketable securities of issuers that engage in real estate operations.

                 11.      Purchase on margin or sell short.

                 12. Purchase or retain securities of an issuer if those members of the Board of Pacific Horizon or the Master Portfolio, each of whom own more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer, provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (12).

                 13. Purchase securities of any other investment company (except in connection with a merger, consolidation, acquisition or reorganization) if, immediately after such purchase, Pacific Horizon (and any companies controlled by it) would own in the aggregate (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company would have an aggregate value in excess of 5% of the value of the total assets of Pacific Horizon, or (iii) securities issued by such investment company and all other investment companies would have an aggregate value in excess of 10% of the value of the total assets of Pacific Horizon provided, however, that a Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (13).

                 14. Invest in or sell put, call, straddle or spread options or interests in oil, gas or other mineral exploration or development programs.

                 The Aggressive Growth Fund may not:

                 1. Purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase securities issued by companies investing in real estate or interests therein).

                 2.       Underwrite the securities of other issuers.

                 3. Purchase securities of companies for the purpose of exercising control.

                 4. Purchase securities on margin, make short sales of securities or maintain a short position, except that this limitation shall not apply to transactions in futures contracts and related options.

                 5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or as may otherwise be permitted by the Investment Company Act of 1940.

                 6. Purchase securities of any one issuer (other than obligations issued or guaranteed by U.S. Government, its agencies or instrumentalities) if immediately thereafter more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of its total assets would be invested in other securities of any one bank or the securities of any other issuer (except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

                 In accordance with current regulations of the Securities and Exchange Commission, the Aggressive Growth Fund presently intends to limit its investments in the securities of any single issuer to not more than 5% of its total assets (measured at the time of purchase), except that up to 25% of the Fund's total assets may be invested without regard to this limitation. This intention is not, however, a fundamental policy of the Fund.

                 7. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) the industry classification of utilities will be determined according to their service. For example, gas, gas transmission, electric and gas, electric and telephone will be considered a separate industry.

                 8. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing; or purchase securities at any time after such borrowings (including reverse repurchase agreements) have been entered into and before they are repaid. The Fund's transactions in futures and related options (including the margin posted by the Fund in connection with such transactions) are not subject to this investment limitation.

                 9. Make loans except that the Fund may purchase or hold debt instruments or enter into repurchase agreements pursuant to its investment objective and policies and may lend portfolio securities in an amount not exceeding 30% of its total assets.

                 10. Purchase securities without available market quotations which cannot be sold without registration or the filing of a notification under Federal or state securities laws, enter into repurchase agreements providing for settlement more than seven days after notice, or purchase any other securities deemed illiquid by the Directors if, as a result, such securities and repurchase agreements would exceed 10% of the Fund's total value.

                 The Fund intends that variable amount master demand notes with maturities of nine months or less, as well as any investments in securities that are not registered under the 1933 Act but that may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board), will not be subject to this 10% limitation on illiquid securities.

                 11. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities, and may enter into futures contract and related options.

                 The U.S. Government Securities Fund and Capital Income Fund may not:

                 1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. Securities issued or guaranteed by the United States Government or its agencies or instrumentalities are not subject to this investment limitation.

                 2. Underwrite any issue of securities, except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                 3. Purchase or sell real estate, except that a Fund may, to the extent appropriate to its investment objective, invest in GNMA Certificates and securities issued by companies which invest in real estate or interests therein.

                 4. Purchase securities on margin (except for such short-term credits as may be necessary for the clearance of transactions), make short sales of securities or maintain a short position.

                 5. Write or sell puts, calls, straddles, spreads or combinations thereof, except that the Funds may write covered call options.

                 6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that: (a) a Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) a Fund may purchase and sell futures contracts and options on futures contracts.

                 7. Purchase securities of other investment companies, except (a) securities of money-market funds, to the extent permitted by the Investment Company Act of 1940, or (b) in connection with a merger, consolidation, acquisition or reorganization.

                 8. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in obligations issued or guaranteed by the federal government and its agencies and instrumentalities; (b) each utility (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

                 9. Purchase securities of any issuer if as a result the Fund will own more than 10% of the voting securities of such issuer.

                 10. Borrow money except from banks for temporary purposes and in an amount not exceeding 10% of the value of the Fund's total assets, issue senior securities (as defined in the Investment Company Act of 1940) or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Borrowing may take the form of sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient. The Fund will not purchase any securities while borrowings are outstanding. Interest paid on borrowed funds will reduce the net investment income of the Fund.) For the purpose of this restriction, collateral or escrow arrangements with respect to margin for futures contracts are not deemed to be a pledge of assets, and neither such arrangements nor the purchase of futures contracts are deemed to be the issuance of a senior security.

                 11. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations; may enter into repurchase agreements with respect to securities; and may lend portfolio securities against collateral consisting of cash or securities of the U.S. Government and its agencies and its agencies and instrumentalities which are consistent with its permitted investments.

                 12. Invest more than 10% of the value of its total assets in securities with legal or contractual restrictions on resale (including repurchase agreements with terms greater than seven days over the-counter options and the securities covering such options.)

                 The Fund intends that investments in securities that are not registered under the 1933 Act but may be purchased by institutional buyers under Rule 144A and for which a liquid trading market exists as determined by the Board of Directors or Bank of America (pursuant to guidelines adopted by the Board), will not be subject to this 10% limitation on illiquid securities.

                 13. Purchase securities of any issuer which has been in continuous operation for less than three years (including operations of its predecessors), except obligations issued or guaranteed by the U.S. government or its agencies.

IN ADDITION:

                 1. Under normal market conditions the U.S. Government Securities Fund may not invest less than 65% of its total assets in GNMA Certificates.

                 2. Under normal market conditions the Capital Income Fund may not invest less than 65% of its total assets in Convertible Securities. For purposes of this limitation, securities acquired upon the conversion of Convertible Securities are deemed to be Convertible Securities for a period of two months after the effective date of their conversion.

                 The California Tax-Exempt Bond Fund may not:

                 1. Make loans except that the Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies.

                 2. Purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase Municipal Securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

                 3. Purchase securities on margin, make short sales of securities or maintain a short position.

                 4.       Underwrite the securities of other issuers.

                 5. Purchase securities of companies for the purpose of exercising control.

                 6. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

                 7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (however, the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities).

                 8. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets.

                 9. Purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

                 10. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately thereafter more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of its total assets would be invested in other securities of any one bank or the securities of any other issuer (except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

                 11. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are backed only by the assets and revenues of a nongovernmental user shall not be deemed to be Municipal Securities.

                 12. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements to meet redemptions or for other temporary purposes in amounts up to 10% of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing.

                 13. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Fund may acquire stand-by commitments with respect to its Municipal Securities.

                 14. Invest more than 10% of its total assets in securities with legal or contractual restrictions on resale or for which no readily available market exists, including repurchase agreements providing for settlement more than seven days after notice.

                 THE SHORT-TERM GOVERNMENT FUND MAY NOT:

                 1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of its total assets may be invested without regard to this 5% limitation; provided that all of the assets of the Fund may be invested in another investment company.

                 2. Underwrite the securities of other issuers, provided that all of the assets of the Fund may be invested in another investment company.

                 3. Purchase or sell real estate, except that the Fund may, to the extent appropriate to its investment objective, invest in securities and instruments guaranteed by agencies or instrumentalities of the U.S. Government, and securities issued by companies which invest in real estate or interests therein.

                 4. Purchase securities on margin (except for such short-term credits as may be necessary for the clearance of transactions), make short sales of securities or maintain a short position. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

                 5. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs. This restriction shall not apply to securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs, or to futures contracts or options on futures contracts.

                 6. Purchase securities of other investment companies to the extent prohibited by the 1940 Act.

                 7. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in obligations issued or guaranteed by the federal government and its agencies or instrumentalities; (b) each utility (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

                 8. Purchase securities of any issuer if as a result it would own more than 10% of the voting securities of such issuer; provided that all of the assets of the Fund may be invested in another investment company.

                 9. Borrow money for the purpose of obtaining investment leverage or issue senior securities (as defined in the 1940 Act), provided that the Fund may borrow from banks for temporary purposes in an amount not exceeding 10% of the value of the total assets of the Fund; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. This restriction shall not apply to (a) the sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase, or (b) transactions in currency, options, futures contracts and options on futures contracts, or forward commitment transactions.

                 10. Make loans, except investments in debt securities and repurchase agreements.

                       *               *               *

                 If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

                 For the purposes of investment limitation Paragraph 1 in this Statement of Additional Information with respect to the National Municipal Bond Fund, investment limitation Paragraph 7 in this Statement of Additional Information with respect to the Aggressive Growth Fund, investment limitation Paragraph 11 in this Statement of Additional Information with respect to the California Tax-Exempt Bond Fund, investment limitation Paragraph 8 in this Statement of Additional Information with respect to the U.S. Government Securities Fund, Capital Income Fund, Corporate Bond Fund and International Equity Fund and investment limitation Paragraph 5 in this Statement of Additional Information with respect to the Intermediate Bond, Blue Chip and Asset Allocation Funds and the Intermediate Bond and Blue Chip Master Portfolios, the Funds treat, in accordance with the current views of the staff of the SEC and as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

                       *               *               *

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                 Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectuses. Additional information is contained below. The net asset values of the Master Portfolios corresponding to each of the Feeder Funds are determined at the same time and on the same days as the net asset values per share of the respective Feeder Funds are determined. The net asset value of each of the Feeder Funds is equal to such Fund's pro rata share of the total investments and other assets of its corresponding Master Portfolio, less any liabilities with respect to such Feeder Fund, including each Feeder Fund's pro rata share of the Master Portfolio's liabilities.

VALUATION OF THE AGGRESSIVE GROWTH FUND

                 Portfolio securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price obtained from NASDAQ. Securities not listed on an exchange or NASDAQ, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value, using methods determined under the supervision of the Board of the Company. Valuation of options is described above under "Investment Objectives and Policies--Options Trading." Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF THE CALIFORNIA TAX-EXEMPT BOND FUND AND THE NATIONAL MUNICIPAL BOND FUND

                 The California Tax-Exempt Bond Fund's and National Municipal Bond Fund's assets are valued for purposes of pricing sales and redemptions by an independent pricing service (the "Service") approved by the Board. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).
Other investments (which constitute a majority of the California Tax-Exempt Bond Fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity and to be valued on the amortized cost basis only during the final 60 days of its maturity, the market value on the 61st day prior to maturity. Thereafter, the Company assumes a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

VALUATION OF CAPITAL INCOME FUND, U.S. GOVERNMENT SECURITIES FUND, SHORT-TERM GOVERNMENT FUND, INTERNATIONAL EQUITY FUND, ASSET ALLOCATION AND CORPORATE BOND FUND

                 Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price or (if none is available) the mean between the current quoted bid and asked prices provided by investment dealers. Other securities and assets for which market quotations are not readily available are valued at their fair value using methods determined under the supervision of the particular Board. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such basis does not represent fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, are valued at their market or fair value each day until the 61st day prior to maturity. Thereafter, absent unusual circumstances, a constant proportionate amortization of any discount or premium is assumed until maturity of the security.

                 A pricing service may be used to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. In valuing securities the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely solely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the particular Board. Valuation of options is described above under "Investment Objectives and Policies - Options Trading."

VALUATION OF THE INTERMEDIATE BOND MASTER PORTFOLIO AND BLUE CHIP MASTER
PORTFOLIO

                 Except for debt securities held by the Intermediate Bond and Blue Chip Master Portfolios with remaining maturities of 60 days or less, assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current closing price; (b) each unlisted security is valued at the last current bid price (or last current sale price, as applicable) obtained from NASDAQ; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotations or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. The Board of Trustees of Master Trust I has determined that the values obtained using the procedures described in (c) and (d) represent the fair values of the securities valued by such procedures. Most of these prices are obtained by PFPC, Inc. ("PFPC") from a service that collects and disseminates such market prices. Bid quotations for short-term money market instruments reported by such service are the bid quotations reported to it by major dealers in such instruments.

                 Valuation of options is described above under "Investment Objectives and Policies--Options Trading."

                 Debt securities held by the Intermediate Bond and Blue Chip Master Portfolios with remaining maturities of 60 days or less are valued on the basis of amortized cost, which provides stability of net asset value. Under this method of valuation, the security is initially valued at cost on the date of purchase or, in the case of securities purchased with more than 60 days remaining to maturity and to be valued on the amortized cost basis only during the final 60 days of its maturity, the market value on the 61st day prior to maturity. Thereafter Master Trust I assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security, unless the Board of Trustees determines that amortized cost no longer represents fair value. Master Trust I will monitor the market value of these investments for the purpose of ascertaining whether any such circumstances exist.

                 When approved by the Board of Trustees of Master Trust I, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities.

These securities may include those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus might result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 In the absence of an ascertainable market value, assets are valued at their fair value as determined using methods and procedures reviewed and approved by the Board of Trustees of Master Trust I.

SUPPLEMENTARY PURCHASE INFORMATION - A SHARES

                 For the purpose of applying the Right of Accumulation or Letter of Intent privileges available to certain shareholders as described in the Prospectuses, the scale of sales loads applies to purchases made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Funds and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor. The value of shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such shares are not eligible for a Fund's Exchange Privilege.

                 The computation of the hypothetical offering price per share of A Shares for each Fund based on the value of the

California Tax-Exempt Bond, Aggressive Growth, U.S. Government Securities, Capital Income, Intermediate Bond, Blue Chip, Asset Allocation, Corporate Bond, National Municipal Bond, Short-Term Government and International Equity Funds' net assets on February 28, 1997, and each Fund's A Shares outstanding on such date is as follows:


                                                   U.S.
                California      Aggressive      Government        Capital       Intermediate
                Tax-Exempt        Growth        Securities        Income           Bond          Blue Chip
                 Bond Fund         Fund            Fund            Fund            Fund            Fund
                ------------   ------------     -----------     ------------    ------------    ------------

Net Assets....  $221,109,794   $201,906,794     $74,484,639     $309,308,683    $22,936,555     $152,747,859

Outstanding
 Securities....   30,085,974     10,303,402       8,009,635       17,822,748      2,403,740        6,056,570

Net Asset Value
 Per Share.....        $7.35         $19.60           $9.30           $17.35          $9.54           $25.22

Sales Charge,
 4.50 percent
 of offering
 price (4.71
 percent of net
 asset value
 per share)....        $0.35          $0.92           $0.44            $0.82          $0.45            $1.19

Maximum
 Offering Price
 to Public.....        $7.70         $20.52           $9.74           $18.17          $9.99           $26.41



                   Asset        Corporate       National        Short-Term      International
                Allocation        Bond          Municipal       Government        Equity
                   Fund           Fund          Bond Fund          Fund            Fund
                -----------    -----------     -----------      -----------     -------------
Net Assets....  $34,838,046    $32,790,157     $15,413,655      $15,541,475       $16,217,437

Outstanding
 Securities....   1,795,743      2,076,625       1,513,439        1,553,943         1,636,100

Net Asset Value
 Per Share.....      $19.40         $15.79          $10.18           $10.00             $9.91

Sales Charge,
 4.50 percent
 of offering
 price (4.71
 percent of net
 asset value
 per share)....       $0.91          $0.74           $0.48            $0.47             $0.47

Maximum
 Offering Price
 to Public.....      $20.31         $16.53          $10.66           $10.47            $10.38


SUPPLEMENTARY REDEMPTION INFORMATION:  A AND K SHARES

                 A and K Shares in the Capital Income Fund, U.S. Government Securities Fund, California Tax-Exempt Bond Fund, Intermediate Bond Fund, Blue Chip Fund, Asset Allocation Fund, Corporate Bond Fund, International Equity Fund, Short-Term Government Fund (A Shares Only) and National Municipal Bond Fund for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of trading on such Exchange on the next day on which shares of the particular Fund are priced and the proceeds will normally be wired in federal funds on the next business day thereafter. Redemption proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

                 To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 182090, Columbus, Ohio 43218-2090. (Effective October 18, 1997, all such requests should be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 8968, Wilmington, Delaware 19899-8968.) Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                 A and K Share investors in the U.S. Government Securities Fund, California Tax-Exempt Bond Fund, Corporate Bond Fund, National Municipal Bond Fund and Intermediate Bond Fund redeeming by check generally will be subject to the same rules and regulations that commercial banks apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent. An investor may deliver Checks directly to the Transfer Agent, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, in which case the proceeds will be mailed, wired or made available at the Transfer Agent on the next business day. (Effective October 18, 1997, Checks should be delivered to PFPC, P.O. Box 8968, Wilmington, Delaware 19899-8968.) The Check delivered to the Transfer Agent must be accompanied by a properly executed stock power form on which the investor's signature is guaranteed as described in the Funds' Prospectuses. After clearance, Checks will be returned to the investor.

                 Because dividends on the U.S. Government Securities Fund, California Tax-Exempt Bond Fund, Corporate Bond Fund and National Municipal Bond Fund are declared daily, Checks should not be used to close an account, as a small balance is likely to result.

                 Check redemption may be modified or terminated at any time by the Company or the Transfer Agent upon notice to shareholders.

SUPPLEMENTARY PURCHASE AND REDEMPTION INFORMATION:  ALL FUNDS

                 In General. As described in the Prospectuses, A Shares may be purchased directly by the public, by clients of Bank of

America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") K Shares may only be purchased by: (a) businesses or other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if (i) such redemption occurred within 30 days prior to the purchase order, and (ii) such other open-end investment company was not distributed and advised by PDI and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Pacific Horizon or Time Horizon Fund and subsequent purchases into an IRA rollover account opened as described above, so long as the original IRA rollover account remains open; (d) accounts under Section 403(b)(7) of the Code, (e) deferred compensation plans under Section 457 of the Code and (f) certain other retirement plans. Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Funds and described in the respective Prospectuses. Purchase orders will be effected only on business days. SRF Shares of the Funds are available for the investment of retirement funds held in Eligible Retirement Accounts as described in the SRF Share Prospectus.

                 A Shares in each Fund are sold with a sales load, except for such exemptions as noted in the Prospectuses. The exemptions to the imposition of a sales load on A Shares are due to the nature of the investors and/or the reduced sales efforts that will be necessary in obtaining such investments. A Shares are also subject to a shareholder servicing fee. K Shares are offered at net asset value with neither a front-end sales charge, nor a contingent deferred sales charge. K Shares are subject to a distribution plan fee and an administrative and shareholder services fee. SRF Shares in each Fund are sold without a sales load. SRF Shares are subject to Shareholder Servicing fees. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

                 Persons or organizations wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

                 Initial purchases of A or K shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Company shares into an already existing account by wire should telephone the Transfer Agent at (800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the particular Fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

                 The Transfer Agent may charge a fee to act as Custodian for IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. Shares may be purchased in connection with these plans only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

                 For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

                 Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

                 All or a portion of the SRF Shares held in a Fund can be redeemed (sold) at any time. The redemption price will be the net asset value per share next determined following receipt by the Company of a shareholder's satisfactorily completed instructions. The value of an SRF Share upon redemption may be more or less than the value when purchased, depending upon the net asset value of an SRF Share of the Fund at the time of the redemption. Redemptions are subject to determination by the Company that the investment instruction form or the redemption request and other distribution documents, if any, are complete.

                 Payment for SRF Shares redeemed will normally be made to the custodian of the shareholder within one business day of receipt by the Company of redemption instructions, but in no event will payment be made more than seven days after receipt of redemption instructions except in the circumstances described below.

                 Exchange Privileges for A and K Shares. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their shares for like shares of another investment portfolio in the Pacific Horizon Family of Funds or for like shares of an investment portfolio of Time Horizon Funds. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

                 Exchange transactions described in Paragraphs A, B, C, D and E below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

         A. A Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for other A Shares of any other investment portfolio in the Pacific Horizon Family of Funds or for like shares of the Time Horizon Funds.

         B. A Shares of any investment portfolio in the Pacific Horizon Family of Funds or like shares of the Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. A Shares purchased with a sales load or issued in connection with an exchange transaction involving A Shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load A Shares of any other investment portfolio within 90 days of your redemption trade date. To accomplish an exchange transaction under the provisions of this paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

         C. A Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds that is offered without a sales load.

         D. A Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for A Shares in any other portfolio in the Pacific Horizon Family of Funds.

         E. K Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for other K Shares of any other investment portfolio in the Pacific Horizon Family of Funds or for like shares of the Time Horizon Funds.

                 Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for A Shares of another investment portfolio in the Pacific Horizon Family or for like shares of the Time Horizon Funds which are sold with a sales load.

                 Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

                 Exchange Privileges for Eligible Retirement Accounts. SRF Shares held in any Fund may be exchanged for SRF Shares of any other Fund. SRF Shares held in any Fund may also be exchanged for A Shares in any other taxable, non-money market Fund offered by the Company or a Time Horizon Fund without incurring the front-end sales charge otherwise applicable on sales of A Shares ("Eligible Exchange Shares"). SRF Shares or Eligible Exchange Shares may be exchanged for Pacific Horizon Shares of the Pacific Horizon Prime Fund. Eligible Exchange

Shares may be further exchanged for A Shares in any taxable, non-money market fund offered by the Company or a Time Horizon Fund without incurring the front-end sales charges otherwise applicable, or for SRF Shares offered by a Fund. SRF Shares or Eligible Exchange Shares held in an IRA account for which a Participant's surviving spouse is the beneficiary may continue to be exchanged for SRF Shares or A Shares as described above. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

                 The following transactions are examples of transactions that will interrupt the maintenance of Eligible Retirement Account status for a Participant's account and will terminate the account's ability to engage in the exchange privileges described above:

         1. SRF Shares or Eligible Exchange Shares held in an Eligible Pension or Profit Sharing Trust or a SEP IRA, which are transferred by the Participant into a personal rollover IRA, will no longer be eligible to exchange such shares for A Shares without incurring the front-end sales load applicable to A Shares;

         2. SRF Shares or Eligible Exchange Shares held in an IRA account for which a Participant's surviving beneficiary upon transfer out of the decedent's account is other than the Participant's spouse will no longer be eligible to exchange such shares for A Shares without incurring the front-end sales load applicable to A Shares; and

         3. SRF Shares or Eligible Exchange Shares which are liquidated in their entirety by the Participant into a Certificate of Deposit will no longer be eligible to exchange such shares for A Shares without incurring the front-end sales load applicable to A Shares.

                 Miscellaneous.  Certificates for shares will not be issued.

                 Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.

                 A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent is a day on which the New York Stock Exchange is open for trading. In 1997, the holidays on which the New York Stock Exchange is closed are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                 The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or
(d) an emergency exists as determined by the SEC. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                 The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The Company will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

                 If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property.


                    ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL - ALL FUNDS

                 Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions (including amounts derived from interest on Municipal Securities in the case of the California Tax-Exempt Bond Fund and the National Municipal Bond Fund ) to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

                 Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income, if any, and 90% of its tax-exempt income, if any, net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income, including dividends, interest, and net short-term capital gains (the excess of net short-term capital gain over net long-term capital loss, if any), subject to certain adjustments and excluding the excess of net long-term capital gain for the taxable year over the net short-term capital loss for such year, if any. Each Fund will be taxed on its undistributed investment company taxable income, if any. As stated, each Fund of the Company intends to distribute at least 90% of its investment company taxable income, if any, for each taxable year. To the extent such income is distributed by a Fund (whether in cash or additional shares), it will be taxable to shareholders as ordinary income.

                 A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities) (the "Short-Short test"). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. See Appendix B -- "Accounting and Tax Treatment" -- for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the Short-Short test.

                 Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held Fund shares and whether such gain is received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for longer than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to those shares.

                 Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gain is taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

                 A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of net capital gain over net capital loss). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                 The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to shareholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Company that they are not subject to backup withholding or that they are "exempt recipients."

                 At February 28, 1997, the U.S. Government Securities Fund had capital loss carryovers of $9,989,002 of which $8,325,087, will expire in fiscal 2003 and $1,663,915 will expire in fiscal 2005; the Intermediate Bond Fund had capital loss carryovers of approximately $160,488, which will expire in fiscal 2005; and the Corporate Bond Fund had capital loss carryovers of

$6,727,109 of which $442,467, $5,401,993 and $882,649 will expire in fiscal
1998, 1999 and 2003, respectively. To the extent provided by the regulations of the Code, these capital loss carryovers will be used to offset future net realized gains on securities transactions. As such, it is probable that the gains so offset will not be distributed to shareholders.

FEDERAL - CALIFORNIA TAX-EXEMPT BOND FUND AND NATIONAL MUNICIPAL BOND FUND

                 The California Tax-Exempt Bond Fund's and National Municipal Bond Fund's policy is to pay each year as exempt-interest dividends substantially all the Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of such Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by such Fund during its taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the particular Fund for such year. In order for a Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of such Fund's assets must consist of exempt-interest obligations.

                 Exempt-interest dividends may be treated by shareholders of the Funds as items of interest excludable from their gross income under Section 103(a) of the Code. However, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships and S corporations and their shareholders.

                 A percentage of the interest on indebtedness incurred by a shareholder to purchase or carry shares, equal to the percentage of the total non-capital gain dividends distributed during the shareholder's taxable year that are exempt-interest dividends, is not deductible for federal income tax purposes. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Treasury Department, however, is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

                 As discussed in the Prospectus for the California Tax-Exempt Bond Fund, dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included by shareholders as an item of tax preference for purposes of determining possible liability for the Federal alternative minimum tax applicable to individuals and corporations and the environmental tax applicable to corporations. The alternative minimum tax rate for individuals is 26-28% and for corporations is 20%. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified alternative minimum taxable income over $2,000,000.

                 Income itself exempt from federal income taxation may be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.

STATE - CALIFORNIA TAX-EXEMPT BOND FUND

                 As a regulated investment company, the California Tax-Exempt Bond Fund (the "Fund") will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The Fund will be taxed on its undistributed taxable income. If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of the Fund's taxable income (including interest income on California Municipal Securities for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

                 If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities are generally limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations. "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends to shareholders will be exempt from the California state personal income tax. The Fund may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

                 Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

                 In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes - Federal - California Tax-Exempt Bond Fund" above.

                 To the extent, if any, dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gains dividends for federal income tax purposes. See "Additional Information Concerning Taxes - Federal-All Funds" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends during the shareholder's taxable year.

                 The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

TAXATION OF THE MASTER PORTFOLIOS

                 Management of the Master Portfolios corresponding to each of the Feeder Funds intends for each Master Portfolio to be treated as a partnership (or, in the event that a Feeder Fund is the sole investor in a Master Portfolio, as an agent or nominee) rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a partnership (or an agent of nominee) under the Code, any interest, dividends, gains and losses of the Master Portfolios will be deemed to have been reported as income/loss (i.e., "passed through") to their investors, regardless of whether any amounts are actually distributed by the Master Portfolios.

                 Each investor in a Master Portfolio will be taxed on its share (as determined in accordance with the governing instruments of the particular Master Portfolio) of the Master Portfolio's ordinary income and capital gains in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Master Portfolio.

OTHER INFORMATION

                 Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities.

                 Except as noted above with respect to California state personal income taxation of dividends paid by the California Tax-Exempt Bond Fund, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                 The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.


                                   MANAGEMENT

DIRECTORS AND OFFICERS OF THE COMPANY

                 The directors and officers of the Company, their addresses, ages, and principal occupations during the past five years are:

                                              Position with
                                              -------------
Name and Address                       Age    Company                       Principal Occupations
----------------                       ---    -------                       ---------------------

Thomas M. Collins                      63     Director                      Of counsel, law firm of
McDermott & Trayner                                                         McDermott & Trayner;
225 S. Lake Avenue                                                          Partner of the law firm
Suite 410                                                                   of Musick, Peeler &
Pasadena, CA 91101-3005                                                     Garrett (until April, 1993);
                                                                            Chairman of the Board and Trustee,
                                                                            Master

                                              Position with
                                              -------------
Name and Address                       Age    Company                       Principal Occupations
----------------                       ---    -------                       ---------------------

                                                                            Investment Trust, Series I
                                                                            (registered investment company)
                                                                            (since 1993); President and
                                                                            Chairman of the Board of Pacific
                                                                            Horizon Funds, Inc. (1982 to August
                                                                            31, 1995); former Trustee, Master
                                                                            Investment Trust, Series II
                                                                            (registered investment  company)
                                                                            1993 to April 1997; former
                                                                            Director, Bunker Hill Income
                                                                            Securities, Inc. (registered
                                                                            investment company) through 1991.

Douglas B. Fletcher                    72     Vice Chairman                 Chairman of the Board
Fletcher Capital                              of the Board                  and Chief Executive
Advisors Incorporated                                                       Officer, Fletcher
4 Upper Newport Plaza                                                       Capital  Advisors,
Suite 100                                                                   Incorporated, (regis-
Newport Beach, CA 92660-2629                                                tered investment
                                                                            advisor) 1991 to date; Director,
                                                                            FCA Securities, Inc. (registered
                                                                            broker/dealer) November 1996 to
                                                                            date; Partner, Newport Partners
                                                                            (private venture capital firm),
                                                                            1981 to date; Chairman of the Board
                                                                            and Chief Executive Officer, First
                                                                            Pacific Advisors, Inc. (registered
                                                                            investment adviser) and seven
                                                                            investment companies under its
                                                                            management, prior to 1983; former
                                                                            Allied Member, New York Stock
                                                                            Exchange; Chairman of the Board of
                                                                            FPA Paramount Fund, Inc. through
                                                                            1984; Chairman, TIS Mortgage
                                                                            Investment Company (real estate
                                                                            investment trust); Trustee and a
                                                                            former Vice Chairman of the Board,
                                                                            Claremont McKenna College;
                                                                            Chartered Financial Analyst.

                                              Position with
                                              -------------
Name and Address                       Age    Company                       Principal Occupations
----------------                       ---    -------                       ---------------------

Robert E. Greeley                      65     Director                      Chairman, Page Mill
Page Mill Asset                                                             Asset Management (a
Management                                                                  private investment
433 California Street                                                       company) since 1991;
Suite 900                                                                   Manager, Corporate
San Francisco, CA 94104                                                     Investments, Hewlett  Packard
                                                                            Company from 1979 to 1991; Trustee,
                                                                            Master Investment Trust, Series I
                                                                            (since 1993); Director, Morgan
                                                                            Grenfell Small Cap Fund (since
                                                                            1986); former Director, Bunker Hill
                                                                            Income Securities, Inc. (since
                                                                            1989); former Trustee, SunAmerica
                                                                            Fund Group (previously Equitec
                                                                            Siebel Fund Group) from 1984 to
                                                                            1992; former Trustee, Master
                                                                            Investment Trust, Series II from
                                                                            1993 to February 1997 (registered
                                                                            investment companies).

Kermit O. Hanson                       81     Director                      Vice Chairman of the
17760 14th Ave., N.W.                                                       Advisory Board, 1988 to
Shoreline, WA 98177                                                         date, Executive Director, 1977 to
                                                                            1988, Pacific Rim Bankers Program
                                                                            (a non-profit educational
                                                                            institution); Dean Emeritus, 1981
                                                                            to date, Dean, 1964-81, Graduate
                                                                            School of Business Administration,
                                                                            University of Washington; Director,
                                                                            Washington Federal Savings & Loan
                                                                            Association; Trustee, Seafirst
                                                                            Retirement Funds (since 1993)
                                                                            (registered investment company).

Cornelius J. Pings*                    68     Chairman of                   President, Association
Association of American                       the Board and                 of American Universi-
Universities                                  President                     ties, February 1993 to
1200 New York Avenue, NW                                                    date; Director, Farmers
Suite 550                                                                   Group, Inc. (insurance
Washington, DC 20005                                                        company) 1991 to date; Provost,
                                                                            1982 to January 1993, Senior Vice
                                                                            President for Academic Affairs,
                                                                            1981 to January 1993, University of
                                                                            Southern California; Trustee,
                                                                            Master Investment Trust, Series I
                                                                            (since

                                              Position with
                                              -------------
Name and Address                       Age    Company                       Principal Occupations
----------------                       ---    -------                       ---------------------

                                                                            1995); former Trustee, Master
                                                                            Investment Trust, Series II
                                                                            (October 1995 to February 1997).

Stephen M. Wynne                       41     Vice President                Executive Vice President
Executive                                                                   and Chief Accounting
Vice President,                                                             Officer (since 1993) and
PFPC Inc.                                                                   Senior Vice President
400 Bellevue Parkway                                                        and Chief Accounting
Wilmington, DE  19809                                                       Officer (1991 to 1993), PFPC Inc.;
                                                                            Executive Vice President, PFPC
                                                                            International (since 1995); Vice
                                                                            President and Chief Accounting
                                                                            Officer, PNC Institutional
                                                                            Management Corp. (since 1987).

Jay F. Nusblatt                        36     Treasurer                     Vice President and
Vice President,                                                             Director of Fund
PFPC Inc.                                                                   Accounting and
103 Bellevue Parkway                                                        Administration, PFPC
Wilmington, DE  19809                                                       Inc. (since 1993); formerly
                                                                            Assistant Vice President, Fund/Plan
                                                                            Services, Inc. (1989 to 1993).

Linda L. Kaufmann                      36     Assistant Treasurer           Vice President and
Vice President,                                                             Director, Investment Accounting, PFPC
PFPC Inc.                                                                   Inc. (since 1996); Senior Manager,
103 Bellevue Parkway                                                        Investment Accounting, PFPC, Inc.
Wilmington, DE 19809                                                        (1994-1996); and Manager, Investment
                                                                            Accounting, PFPC, Inc. (1991-1994).

W. Bruce McConnel, III                 54     Secretary                     Partner of the law firm
1345 Chestnut Street                                                        of Drinker Biddle &
Philadelphia National Bank                                                  Reath LLP.
Building, Suite 1100
Philadelphia, PA 19107

Gary M. Gardner                        46     Assistant Secretary           Chief Counsel-Mutual
Chief Counsel-Mutual                                                        Funds, PNC Bank (since
Funds,                                                                      1994); Associate General
PNC Bank                                                                    Counsel, The Boston
1600 Market Street,                                                         Company, Inc. (1992 to
28th Fl.                                                                    1994); General Counsel,
Philadelphia, PA  19103                                                     SunAmerica Asset Management Inc.
                                                                            (1986 to 1992).

J. Robert Dugan                        32     Assistant Secretary           Counsel-Mutual Funds,
Counsel-Mutual Funds,                                                       PNC Bank (since 1993);
PNC Bank                                                                    Associate, Drinker
1600 Market Street                                                          Biddle & Reath LLP
28th Fl.                                                                    (1990 to 1993).
Philadelphia, PA  19103


-----------------------------

* Dr. Pings is an "interested director" of the Company as defined in the 1940 Act.

                 The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Hanson. The Board does not have an Executive Committee.

                 Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $20,000 per annum for his services as President; Mr. Collins, in recognition of his years of service as President and Chairman of the Board, receives an additional $40,000 per annum in recognition of his years of service to the Company until February 28, 1997; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. Mr. Trefftzs became a director emeritus on September 1, 1996 of the Company and received a retirement benefit of $60,000 on January 1, 1997. The Funds, and each other fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

                 For the fiscal year ended February 28, 1997, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $74,687. Of that amount, $4,667, $6,604, $2,529, $7,525,
$417, $1,444, $857, $506, $51, $81 and $1,229 of directors' compensation were allocated to the Aggressive Growth, California Tax-Exempt Bond, U.S. Government Securities, Capital Income, Intermediate Bond, Blue Chip, Asset Allocation, Corporate Bond, Short-Term Government, International Equity and National Municipal Bond Funds, respectively. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

                 Under a retirement plan approved by the Board of Directors, including a majority of its directors who are not "interested persons" of the Company, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director served as Chairman of the Board.

                 Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

                 In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

                 In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

                 The obligation of the Company to pay benefits to a former director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

TRUSTEES AND OFFICERS OF MASTER INVESTMENT TRUST, SERIES I

                 The trustees and officers of Master Investment Trust, Series I ("Master Trust I"), their addresses, age, and principal occupations during the past five years are:

                                                                Position with
Name and Address                                     Age        Master Trust I                Principal Occupation
----------------                                     ---        --------------                --------------------

Thomas M. Collins                                    63         Chairman of                   See "Directors and
McDermott & Trayner                                             the Board                     Officers of the
225 S. Lake Avenue,                                                                           Company."
Suite 410
Pasadena, CA  91101-3005

Michael Austin                                       61         Trustee of Master             Chartered Accountant;
Victory House,                                                  Trust I                       Trustee, Master Invest-
Nelson Quay                                                                                   ment Trust, Series II
Governor's Harbour                                                                            (1993 to February 1997);
Grand Cayman                                                                                  Retired Partner, KPMG Peat
Cayman Islands                                                                                Marwick LLP
British West Indies

Robert E. Greeley                                    65         Trustee of Master             See "Directors and
Page Mill Asset                                                 Trust I                       Officers of the Company."
 Management
433 California Street
Suite 900
San Francisco, CA  94104

Robert A. Nathane*                                   70         Trustee of Master             Retired President, Laird
1200 Shenandoah Drive East                                      Trust I                       Norton Trust Company,
Seattle, WA  98112                                                                            Chairman of the Board of Advisors,
                                                                                              Phoenix Venture Funds; Trustee,
                                                                                              Seafirst Retirement Funds; Trustee,
                                                                                              Master Investment Trust, Series II
                                                                                              (1993 to February 1997); former
                                                                                              Supervisor, Collective Investment
                                                                                              Trust for Seafirst Retirement
                                                                                              Accounts; former Trustee, First
                                                                                              Funds of America (registered
                                                                                              investment companies).

Cornelius J. Pings                                   68         Trustee of Master             See "Directors and Officers of
Association of American                                         Trust I                       the Company."
  Universities
1200 New York Avenue, N.W.
Suite 550
Washington, DC 20005

Monroe Haegele                                       52         President of                  CEO of Provident Distributors,
Provident Distributors,                                         Master Trust I                Inc. (since 1993); formerly
Inc.                                                                                          Vice Chairman of PNC
Four Falls Corporate                                                                          Institutional Management Corp.
Center                                                                                        (PIMC) (1990 to 1992);formerly 6th
Floor                                                                                         Partner in The Hay Group (1981
West Conshohocken, PA  19428                                                                  to 1986); formerly Senior Vice

                                                                Position with
Name and Address                                     Age        Master Trust I                Principal Occupations
----------------                                     ---        --------------                ---------------------

                                                                                              President at First
                                                                                              Pennsylvania Company
                                                                                              (1978 to 1981); formerly Vice
                                                                                              President at Chase Manhattan
                                                                                              Bank (1974 to 1978).

Stephen M. Wynne                                     41         Vice President of             See "Directors
Executive Vice President,                                       Master Trust I                and Officers of
PFPC Inc.                                                                                     the Company."
400 Bellevue Parkway
Wilmington, DE  19809

J. Fergus McKeon                                     37         Treasurer of                  General Manager,
80 Harcourt Street                                              Master Trust I                PFPC International
Dublin, Ireland                                                                               (since 1993); formerly Chief
                                                                                              Accountant, SBC-ISL (1990-1993).

Jay F. Nusblatt                                      36         Assistant Treasurer           See "Directors and
Vice President, PFPC                                            of Master Trust I             Officers of the
Inc.                                                                                          Company."
103 Bellevue Parkway
Wilmington, DE  19809

Robert Kelly                                         28         Assistant Treasurer           Accounting Manager, PFPC
80 Harcourt Street                                              of Master Trust I             International (since 1996);
Dublin, Ireland                                                                               Accountant, Oppenheimer Funds Inc.
                                                                                              (1992 to 1996).

W. Bruce McConnel, III                               54         Secretary of                  See "Directors and
1345 Chestnut Street                                            Master Trust I                Officers of the Company."
Philadelphia, PA 19107

Gary M. Gardner                                      46         Assistant Secretary           See "Directors and Officers
Chief Counsel-Mutual                                            of Master Trust I             of the Company."
Funds,
PNC Bank
1600 Market Street, 28th Fl.
Philadelphia, PA  19103

J. Robert Dugan                                      32         Assistant Secretary           See "Directors and Officers
Counsel-Mutual Funds,                                           of Master Trust I             of the Company."
PNC Bank
1600 Market Street, 28th Fl.
Philadelphia, PA  19103

-----------------------------

* Mr. Nathane is an "interested trustee" of Master Trust I as defined in the 1940 Act.

         Each trustee receives an aggregate annual fee of $3,000 ($5,000 in the case of any trustee who is not also a Director or Trustee of a feeder fund of one of the portfolios of Master Trust I) plus $500 per day for each travel day and each day of a Board or committee meeting attended, for his services as trustee of each of Master Trust I. Each trustee is also reimbursed for out-of-pocket expenses incurred as a trustee. For its fiscal year ended February 28, 1997, Master Trust I paid or accrued for the account of its trustees as a group for services in all capacities a total of $50,362; of that amount, $32, $1,894, $14,942, $7,722 and $25,773 were allocated to the Master Portfolios corresponding to the International Equity, Corporate Bond, Asset Allocation, Intermediate Bond and Blue Chip Funds, respectively (prior to September 1, 1996, September 1, 1996 and June 23, 1997 the International Equity, Corporate Bond and Asset Allocation Funds operated as part of a master-feeder structure and invested all of their respective assets in the International Equity, Corporate Bond and Asset Allocation Master Portfolios, respectively). The trustee's fees and reimbursements are allocated among all of Master Trust I's portfolios based on their relative net asset values. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to Master Trust I.

The following chart provides certain information for the fiscal year ended February 28, 1997 about the fees received by directors of the Company as directors and/or officers of the Company and as directors and/or trustees of the Fund Complex:



==============================================================================================================
                                                        PENSION OR
                                                        RETIREMENT                         TOTAL COMPENSATION
                                    AGGREGATE        BENEFITS ACCRUED       ESTIMATED       FROM REGISTRANT
                                COMPENSATION FROM     AS PART OF FUND    ANNUAL BENEFITS   AND FUND COMPLEX**
  NAME OF PERSON/ POSITION        THE COMPANY           EXPENSES*       UPON RETIREMENT    PAID TO DIRECTORS
--------------------------------------------------------------------------------------------------------------
  Thomas M. Collins                  $76,000            $  14,074          $  31,293            $86,125
  Director
--------------------------------------------------------------------------------------------------------------
  Douglas B. Fletcher                $37,000            $  11,410          $  24,680            $37,000
  Vice Chairman of the Board
--------------------------------------------------------------------------------------------------------------
  Robert E. Greeley                  $33,000            $   8,992          $  17,905            $51,625
  Director
--------------------------------------------------------------------------------------------------------------
  Kermit O. Hanson                   $35,000            $  12,664          $  26,722            $43,000
  Director
--------------------------------------------------------------------------------------------------------------
  Kenneth L. Trefftzs                $78,500            $  18,500          $      --            $78,500
  Director Emeritus
--------------------------------------------------------------------------------------------------------------
  Cornelius J. Pings                 $57,000            $  10,133          $  22,561            $68,125
  President and Chairman of
  the Board
==============================================================================================================

------------------------------

* For the fiscal year ended February 28, 1997, the Company accrued on the part of all of the directors an aggregate of $57,273 in retirement benefits.
** The "Fund Complex" consists of the Company, Seafirst Retirement Funds, Master Trust I, Master Trust, II, Time Horizon Funds and World Horizon Funds. Fees from the Time Horizon Funds are for the period from March 1, 1996 to February 28, 1997.

INVESTMENT ADVISER

                 Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since the commencement of its operations. As described in the Prospectuses, the Feeder Funds have not retained the services of an investment adviser because they seek to achieve their investment objectives by investing all their assets in their corresponding Master Portfolio. In the Investment Advisory Agreements with the Companies, Bank of America has agreed to provide investment advisory services as described in each Prospectus. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Portfolios. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries and other affiliates of Bank of America or its parent corporation. In addition, the Investment Advisory Agreements with respect to the Capital Income Fund, Intermediate Bond Master Portfolio, Blue Chip Master Portfolio, Asset Allocation Fund, Short-Term Government Fund and International Equity Fund provide that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation; provided such employees are under the management of Bank of America.

                 For the services provided and expenses assumed pursuant to the particular investment advisory agreement, the Companies have agreed to pay Bank of America fees, accrued daily and payable monthly, at the annual rates of .25% of the average daily net assets of the Short-Term Government Fund; .30% of the net assets of the Intermediate Bond Master Portfolio and California Tax-Exempt Bond Fund; .35% of the net assets of each of the National Municipal Bond Fund and U.S. Government Securities Fund; .40% of the net assets of the Asset Allocation Fund; .45% of the net assets of each of the Capital Income Fund and Corporate Bond Fund; .50% of the net assets of the Blue Chip Master Portfolio;
 .60% of the net assets of the Aggressive Growth Fund; and .75% of the net assets of the International Equity Fund for the services provided and expenses assumed pursuant to the particular Investment Advisory Agreement. The fees payable to Bank of America are not subject to reduction as the value of each Fund's or Master Portfolio's net assets increase. From time to time,

Bank of America may voluntarily waive fees or reimburse a particular Fund or Master Portfolio for expenses. Prior to June 3, 1997, Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.45%, 0.75% and 0.55% of the respective average daily net assets of the Intermediate Bond, Blue Chip and Asset Allocation Master Portfolios. Prior to October 28, 1997, Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.40% of the daily net assets of the California Tax-Exempt Bond Fund.

                 For the fiscal years indicated, the following advisory fees (net of waivers) were paid or payable to Bank of America by the Aggressive Growth, California Tax-Exempt Bond, Capital Income, U.S. Government Securities Funds, International Equity Fund and Short-Term Government Fund as follows:

                                          --------------------------------------------------
                                           Year ended         Year Ended         Year ended
                                          February 28,       February 29,       February 28,
                                              1997               1996               1995
--------------------------------------------------------------------------------------------
 Aggressive Growth Fund                     $1,239,652          $935,275           $816,300
--------------------------------------------------------------------------------------------
 California Tax-Exempt Bond Fund            $  857,206          $584,994           $606,131
--------------------------------------------------------------------------------------------
 Capital Income Fund                        $1,220,622          $992,349           $572,638
--------------------------------------------------------------------------------------------
 U.S. Government Securities Fund            $  283,471          $269,498           $397,905
--------------------------------------------------------------------------------------------
 International Equity Fund(1)               $   48,128             N/A                N/A
--------------------------------------------------------------------------------------------
 Short-Term Government Fund(2)              $   12,022             N/A                N/A
--------------------------------------------------------------------------------------------


  (1) Period from September 1, 1996 to February 28, 1997. For the period from May 13, 1996 (inception date) to August 31, 1996, the International Equity Master Portfolio paid $0 in advisory fees (net of waivers) to Bank of America.
  (2)    Period from August 2, 1996 (inception date) to February 28, 1997.

                 For the fiscal years indicated, Bank of America waived advisory fees with respect to the Aggressive Growth, California Tax-Exempt Bond, Capital Income, U.S. Government Securities, International Equity and Short-Term Government Funds as follows:

                                          --------------------------------------------------
                                           Year ended         Year Ended         Year ended
                                          February 28,       February 29,       February 28,
                                              1997               1996               1995
--------------------------------------------------------------------------------------------
 Aggressive Growth Fund                      $      0           $      0            $      0
--------------------------------------------------------------------------------------------
 California Tax-Exempt Bond Fund             $244,720           $234,006            $242,173
--------------------------------------------------------------------------------------------
 Capital Income Fund                         $      0           $      0            $359,205
--------------------------------------------------------------------------------------------
 U.S. Government Securities Fund             $134,763           $ 41,779            $      0
--------------------------------------------------------------------------------------------
 International Equity Fund(1)                $ 56,931              N/A                 N/A
--------------------------------------------------------------------------------------------
 Short-Term Government Fund(2)               $ 12,022              N/A                 N/A
--------------------------------------------------------------------------------------------

  (1) Period from September 1, 1996 to February 28, 1997. For the period from May 13, 1996 (inception date) to August 31, 1996, Bank of America waived advisory fees of $8,262 with respect to the International Equity Master Portfolio.
  (2)    Period from August 2, 1996 (inception date) to February 28, 1997.

                 Except as noted below, for the fiscal years indicated Bank of America waived its entire advisory fee with respect to the Intermediate Bond Master Portfolio, Blue Chip Master Portfolio, Asset Allocation Master Portfolio and National Municipal Bond Fund (Municipal Master Portfolio for periods prior to July 1, 1996) as follows:

                                   -----------------------------------------------
                                    Year ended       Year ended        Year ended
                                   February 28,     February 29,      February 28,
                                       1997             1996              1995
----------------------------------------------------------------------------------
Intermediate Bond Master              $428,287(1)      $  296,136       $  293,222
Portfolio
----------------------------------------------------------------------------------

----------------------------------

1. For the fiscal year ended February 28, 1997, Bank of America waived $256,439, $961,001, $735,797 and $0 in advisory fees with respect to the Intermediate Bond Master Portfolio, Blue Chip Master Portfolio, Asset Allocation Master Portfolio and National Municipal Bond Fund. Prior to June 23, 1997, the Asset Allocation Fund invested all of its assets in the Asset Allocation Master Portfolio. On June 23, 1997, the Asset Allocation Fund withdrew assets from the Asset
                                                                  (continued...)

                                   -----------------------------------------------
                                    Year ended       Year ended        Year ended
                                   February 28,     February 29,      February 28,
                                       1997             1996              1995
----------------------------------------------------------------------------------
Blue Chip Master Portfolio          $2,701,648(1)    $1,574,388(2)      $1,091,132
----------------------------------------------------------------------------------
Asset Allocation Master             $1,046,406(1)    $  913,660(2)      $  849,188
Portfolio
----------------------------------------------------------------------------------
National Municipal Bond
Fund(3)                                $34,135(1)    $   24,739         $    6,147
----------------------------------------------------------------------------------

                 Additionally, for the fiscal years indicated, Bank of America assumed certain operating expenses of the Intermediate Bond Fund, Blue Chip Fund, Asset Allocation Fund, Municipal Master Portfolio, National Municipal Bond Fund, U.S. Government Securities Fund, Corporate Bond Fund, International Equity Fund, and Short-Term Government Fund as follows:





----------------------------------
1. (...continued)
         Allocation Master Portfolio and invested them directly in investment securities.

2. For the fiscal year ended February 29, 1996, Bank of America waived $1,164,328 and $720,259, respectively, in advisory fees with respect to the Blue Chip Master Portfolio and Asset Allocation Master Portfolio.

3. Prior to July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. On July 1, 1996, the National Municipal Bond Fund withdrew assets from the Municipal Master Portfolio and invested them directly in investment securities. For the period from March 1, 1996 to June 30, 1996 the Municipal Master Portfolio paid advisory fees of $0 and Bank of America waived advisory fees of $14,997. For the fiscal years ended February 29, 1996 and February 28, 1995, the Municipal Master Portfolio paid the advisory fees listed above.

                                        ----------------------------------------------------
                                         Year ended          Year ended          Year ended
                                        February 28,        February 29,        February 28,
                                            1997                1996                1995
--------------------------------------------------------------------------------------------
 Intermediate Bond Fund                   $146,716                    $0            $207,033
--------------------------------------------------------------------------------------------
 Blue Chip Fund                              $0                       $0            $245,776
--------------------------------------------------------------------------------------------
 Asset Allocation Fund                    $ 31,598                    $0            $245,718
--------------------------------------------------------------------------------------------
 Municipal Master Portfolio                 $0(1)                     $0            $121,591
--------------------------------------------------------------------------------------------
 National Municipal Bond Fund                $0                       $0            $180,700
--------------------------------------------------------------------------------------------
 U.S. Government Securities Fund          $ 93,097                    $0                  $0
--------------------------------------------------------------------------------------------
 Corporate Bond Fund                         $0                       $0                  $0
--------------------------------------------------------------------------------------------
 International Equity Fund(2)             $132,666                   N/A                 N/A
--------------------------------------------------------------------------------------------
 Short-Term Government Fund(3)            $114,415                   N/A                 N/A
--------------------------------------------------------------------------------------------

  (1) Prior to July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. On July 1, 1996, the National Municipal Bond Fund withdrew assets from the Municipal Master Portfolio and invested them directly in investment securities.
         Assumed operating expenses are for the period March 1, 1996 to June 30, 1996.
  (2) Period from September 1, 1996 to February 28, 1997. For the period from May 13, 1996 (inception date) to August 31, 1996, Bank of America assumed operating expenses of $41,154 with respect to the International Equity Master Portfolio.
  (3)    Period from August 2, 1996 (inception date) to February 28, 1997.

                 For the periods indicated, Bank of America waived its entire advisory fee with respect to the Corporate Bond Fund (and Corporate Bond Master Portfolio for the period prior to September 1, 1996) as follows:

                     ----------------------------------------------------------------------------------------
                                                                                        Period April 25, 1994
                                                                                            (the date the
                                                                                        Predecessor Fund was
                                                                                        reorganized into the
                                                                 Period October 1,      Corporate Bond Fund)
                         Year ended           Year ended       1994 through February    through September 30,
                     February 28, 1997    February 29, 1996           28, 1995                  1994
-------------------------------------------------------------------------------------------------------------
 Corporate Bond          $70,991(1)             $144,324                  $58,897               $73,575
 Fund
-------------------------------------------------------------------------------------------------------------

  (1) Prior to September 1, 1996, the Corporate Bond Fund invested all of its assets in the Corporate Bond Master Portfolio. On September 1, 1996, the Corporate Bond Fund withdrew assets from the Corporate Bond Master Portfolio and invested them directly in investment securities. Fees waived are for the period from September 1, 1996 to February 28, 1997. For the same period Bank of America waived $129,971 in advisory fees with respect to the Corporate Bond Fund. For the period from March 1, 1996 to August 31, 1996 the Corporate Bond Master Portfolio paid advisory fees of $0 and Bank of America waived $69,539 in advisory fees with respect to the Corporate Bond Master Portfolio.

                 The Investment Advisory Agreements between Bank of America and each Company will be in effect until October 31, 1997, and will continue in effect with respect to a particular Master Portfolio or Fund from year to year thereafter only so long as such continuation is approved at least annually by
(i) the Board of Trustees/Directors of the particular Company or the vote of a "majority," as defined in the 1940 Act, of the outstanding voting securities of such particular Master Portfolio or Fund, and (ii) a majority of those trustees/directors of the particular Company who are not "interested persons," as defined in the 1940 Act, of any party to the particular Investment Advisory Agreement, acting in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, each Investment Advisory Agreement is terminable with respect to a particular Master Portfolio or Fund at any time without penalty upon 60 days' written notice by the Board of Trustees/Directors of the particular Company, by vote of the holders of a majority of a particular Master Portfolio's or Fund's outstanding voting securities, or by Bank of America.

                 See "Management - Administrator" for instances where the investment adviser is required to make expense reimbursements to the Funds or Master Portfolios.

                 The Investment Advisory Agreements provide that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the Investment Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

SUB-ADVISER

                 Wellington Management, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as sub-adviser to the International Equity Fund. Wellington Management is a professional investment counselling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. The Sub-Adviser's predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.

                 Under the Sub-Advisory Agreement dated January 1, 1997, between Bank of America and Wellington Management, the Sub-Adviser, subject to the oversight and supervision of the Adviser and the Company's Board of Directors, provides a continuous investment program for the International Equity Fund, including investment research and management with respect to all securities and investments and cash equivalents in the International Equity Fund. The Sub-Adviser also determines from time to time what securities and other investments will be purchased, retained or sold by the International Equity Fund. The Sub-Advisory Agreement provides that Bank of America will pay Wellington Management a quarterly fee based on the average month-end net assets of the International Equity Fund, at the annual rate of 0.40% of the Fund's first $50 million of average month-end net assets, plus 0.30% of the next $100 million of the Fund's average month-end net assets, plus 0.25% of the next $350 million of the Fund's average month-end net assets, plus 0.20% of the Fund's average month-end net assets over $500 million.

         Pursuant to the sub-advisory agreement, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the sub-advisory agreement, except that the Sub-Adviser is liable to the Company and the Adviser for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or any loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the sub-advisory agreement.

         The sub-advisory agreement between Bank of America and Wellington Management will be in effect until October 31, 1998 and continue in effect for successive annual periods ending on October 31, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Company's Board of Directors who are not interested persons of any party to the sub-advisory agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the International Equity Fund. The Agreement may be terminated at any time, without the payment of any penalty, by the Adviser or by the Company (in the case of the Company, by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of the International Equity
Fund) on sixty days' written notice to the Sub-Adviser, or by the Sub-Adviser, on sixty days' written notice to the Company, provided that in each such case, notice is given simultaneously to the Adviser. In addition, in the event of the termination of the Investment Advisory Agreement with respect to the International Equity Fund for any reason (whether by the Company, by the Adviser or by operation of law) the sub-advisory agreement terminates upon the effective date of such termination of the Investment Advisory Agreement.

                 For the period from January 1, 1997 to February 28, 1997, Wellington Management earned advisory fees of $2924 and Wellington Management waived advisory fees of $6823.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

                 The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board of Governors") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board of Governors did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

                 Bank of America believes that if the question were properly presented, a court should hold that Bank of America may perform the services for the Portfolios contemplated by the particular Investment Advisory Agreement, the Prospectuses, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Portfolios or from continuing to purchase Fund shares for the accounts of its customers. (For a discussion of the Glass Steagall Act in connection with the Company's Shareholder Service Plan, see "Plan Payments" in the Funds' Prospectuses.)

                 On the other hand, as described herein, the Funds are currently distributed by PDI. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Companies expect that Bank of America would consider the possibility of offering to perform some or all of the services now provided by PDI. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Companies expect that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by PDI. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by a particular Company's Board of Directors/Trustees.

ADMINISTRATOR

                 Bank of America National Trust and Savings Association (the "Administrator") serves as administrator of the Funds. PFPC International Ltd. serves as administrator and accounting services agent of the Master Portfolios. Bank of America and PFPC International Ltd. are collectively referred to as the "Administrators." Prior to September 15, 1997, The BISYS Group, Inc. through its wholly-owned subsidiary BISYS Fund Services, L.P. ("BISYS"), with offices at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219 served as administrator of the Funds and Master Portfolios. Prior to November 1, 1996, Concord Holding Corporation, an indirect, wholly-owned subsidiary of BISYS served as the Funds' and Master Portfolios' administrator ("Concord Holding").

                 Bank of America provides administrative services to the Funds as described in the Funds' Prospectuses pursuant to an Administration Agreement with the Company. PFPC International Ltd. provides administration and accounting services to the Master Portfolios as described in the Funds' prospectuses pursuant to an Administration and Accounting Services Agreement with Master Trust I. Each Master Portfolio's Administration and Accounting Services Agreement became effective September 15, 1997 and will continue in effect until terminated by Master Trust I or PPPC International Ltd. upon 60 days' prior written notice to the other party. The Company's administration agreement became effective September 15, 1997 and, unless sooner terminated, continues in effect until October 31, 1998 and thereafter will be extended with respect to each Fund for successive periods of one year, provided that each such extension is specifically approved at least annually by (a) vote of a majority of those members of the Company's Board of Directors who are not parties to the administration agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a "majority of the outstanding voting securities" of such Fund. The agreement is terminable at any time without cause and without payment of any penalty by vote of a majority of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of any Fund upon 60 days' written notice to the Administrator, or by the Administrator at any time, without payment of any penalty upon 90 days' written notice to the Company. The agreement will immediately terminate in the event of its "assignment."

                 The Company has agreed to pay the Administrator fees for its services as administrator of the Funds, computed daily and payable monthly, at the annual rates of .15% of the average daily net assets of the Intermediate Bond Fund, Blue Chip Fund and Asset Allocation Fund; .20% of the average daily net assets of the U.S. Government Securities, National Municipal Bond Fund,

Short-Term Government, Capital Income, Corporate Bond, International Equity and California Tax-Exempt Bond Funds; and .30% of the average daily net assets of the Aggressive Growth Fund. Master Trust I has agreed to pay PFPC
International Ltd. fees for its services as administrator of the Master Portfolios, computed daily and payable monthly, at the annual rates of .05% of the average daily net assets of the Intermediate Bond Master Portfolio and Blue Chip Master Portfolio. The fees payable to the Administrators are not subject to reduction as the value of each Fund's and Master Portfolio's net assets increase. From time to time, the Administrators may voluntarily waive fees or reimburse a Fund or Master Portfolio for expenses. Prior to July 1, 1996, September 1, 1996, September 1, 1996 and June 23, 1997, BISYS or Concord
Holding was entitled to receive an administration fee payable at the annual rate of 0.15% of the National Municipal Bond Fund's and 0.05% of the Municipal Master Portfolio's average daily net assets, 0.15% of the Corporate Bond Fund's and 0.05% of the Corporate Bond Master Portfolio's average daily net assets, 0.15% of the International Equity Fund's and 0.05% of the International Equity Master Portfolio's average daily net assets and 0.15% of the Asset Allocation Fund's and 0.05% of the Asset Allocation Master Portfolio's average daily net assets, respectively. Prior to October 28, 1997, BISYS, Concord Holding or Bank of America was entitled to receive an administration fee payable at the annual rate of 0.30% of the California Tax-Exempt Bond Fund's average daily net assets.

                 For the fiscal years indicated, the following administration fees (net of waivers) were paid or payable to BISYS or Concord Holding by the Aggressive Growth Fund, California Tax-Exempt Bond Fund, Capital Income Fund, U.S. Government Securities Fund, Short-Term Government Fund, International Equity Fund and International Equity Master Portfolio as follows:

                                          --------------------------------------------------
                                           Year ended         Year ended         Year ended
                                          February 28,       February 29,       February 28,
                                              1997               1996               1995
--------------------------------------------------------------------------------------------
 Aggressive Growth Fund                       $619,826          $467,638            $408,150
--------------------------------------------------------------------------------------------
 California Tax-Exempt Bond Fund              $459,068          $438,745            $454,249
--------------------------------------------------------------------------------------------
 Capital Income Fund                          $542,500          $441,044            $414,134
--------------------------------------------------------------------------------------------
 U.S. Government Securities Fund              $ 84,992          $153,997            $227,374
--------------------------------------------------------------------------------------------
 Short-Term Government Fund                   $      0(1)            N/A                 N/A
--------------------------------------------------------------------------------------------
 International Equity Fund                    $      0(2)            N/A                 N/A
--------------------------------------------------------------------------------------------
 International Equity Master                  $      0(3)            N/A                 N/A
 Portfolio
--------------------------------------------------------------------------------------------

  (1)    Period from August 2, 1996 (inception date of fund) to February 28,
         1997.
  (2)    Period from May 13, 1996 (inception date of fund) to February 28,
         1997.
  (3) Prior to September 1, 1996, the International Equity Fund invested all of its assets in the International Equity Master Portfolio. On September 1, 1996, the International Equity Fund withdrew its assets from the International Equity Master Portfolio and invested directly in investment securities. For the period from May 13, 1996 (inception date) to August 31, 1996, the International Equity Master Portfolio paid administration fees (net of waivers) of $0 to Concord Holding and Concord Holding waived administration fees of $551 with respect to the International Equity Master Portfolio.

                 For the fiscal years indicated, BISYS or Concord Holding waived administration fees with respect to the Aggressive Growth, California Tax-Exempt Bond, Capital Income, U.S. Government Securities, Short-Term Government and International Equity Funds as follows:

                                          --------------------------------------------------
                                           Year ended         Year ended         Year ended
                                          February 28,       February 29,       February 28,
                                              1997               1996               1995
--------------------------------------------------------------------------------------------
 Aggressive Growth Fund                      $      0           $      0            $      0
--------------------------------------------------------------------------------------------
 California Tax-Exempt Bond Fund             $183,837           $175,505            $181,979
--------------------------------------------------------------------------------------------
 Capital Income Fund                         $      0           $      0            $      0
--------------------------------------------------------------------------------------------
 U.S. Government Securities Fund             $ 77,220           $ 23,875            $      0
--------------------------------------------------------------------------------------------
 Short-Term Government Fund                  $  9,617(1)             N/A                 N/A
--------------------------------------------------------------------------------------------
 International Equity Fund                   $ 15,032(2)             N/A                 N/A
--------------------------------------------------------------------------------------------

  (1)    Period from August 2, 1996 (inception date of fund) to February 28,
         1997.
  (2)    Period from May 13, 1996 (inception date of fund) to February 28,
         1997.

                 Additionally, for the fiscal years indicated, BISYS or Concord Holding reimbursed operating expenses of the Blue Chip Fund, Asset Allocation Fund, Intermediate Bond Fund, National Municipal Bond Fund, Municipal Master Portfolio, Corporate Bond Fund, Corporate Bond Master Portfolio, U.S. Government Securities Fund, International Equity Fund and International Equity Master Portfolio as follows:

                                        ---------------------------------------------------
                                         Year ended          Year ended         Year ended
                                        February 28,        February 29,       February 28,
                                            1997                1996               1995
-------------------------------------------------------------------------------------------
 Blue Chip Fund                            $     303           $150,472            $      0
-------------------------------------------------------------------------------------------
 Asset Allocation Fund                     $  31,598           $192,545            $      0
-------------------------------------------------------------------------------------------
 Intermediate Bond Fund                    $ 146,716           $253,991            $      0
-------------------------------------------------------------------------------------------
 National Municipal Bond Fund              $ 147,200           $172,071            $      0
-------------------------------------------------------------------------------------------
 Municipal Master Portfolio(1)             $       0           $169,773            $      0
-------------------------------------------------------------------------------------------
 Corporate Bond Fund                       $       0                 $0            $      0
-------------------------------------------------------------------------------------------
 Corporate Bond Master                     $       0           $233,360            $      0
 Portfolio(2)
-------------------------------------------------------------------------------------------
 U.S. Government Securities Fund           $       0(3)             N/A                 N/A
-------------------------------------------------------------------------------------------
 International Equity Fund                 $       0(4)             N/A                 N/A
-------------------------------------------------------------------------------------------
 International Equity Master               $       0(5)             N/A                 N/A
 Portfolio
-------------------------------------------------------------------------------------------

--------------------

(1) Prior to July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. On July 1, 1996, the National Municipal Bond Fund withdrew its investment from the Municipal Master Portfolio and invested directly in investment securities. For the period March 1, 1996 to June 30, 1996 Concord Holding reimbursed operating expenses of $0 with respect to the Municipal Master Portfolio.

(2) Prior to September 1, 1996, the Corporate Bond Fund invested all of its assets in the Corporate Bond Master Portfolio. On September 1, 1996, the Corporate Bond Fund withdrew its investment from the Corporate Bond Master Portfolio and invested directly in investment securities. For the period March 1, 1996 to August 31, 1996, Concord Holding reimbursed operating expenses of $0 with respect to the Corporate Bond Master Portfolio.

(3)      Period from August 2, 1996 (inception date of fund) to February 28,
         1997.

(4)      Period from May 13, 1996 (inception date of fund) to February 28,
         1997.

(5) Prior to September 1, 1996, the International Equity Fund invested all of its assets in the International Equity Master Portfolio. On September 1, 1996, the International Equity Fund withdrew its investment from the International Equity Master Portfolio and invested them directly in securities. For the period March 1, 1996 to August 31, 1996, Concord Holding reimbursed operating expenses of $32,892 with respect to the International Equity Master Portfolio.

                 Except as noted below, for the fiscal years indicated BISYS or Concord Holding waived its entire administration fee with respect to the Intermediate Bond Fund and the Intermediate Bond Master Portfolio, the Blue Chip Fund and the Blue Chip Master Portfolio, the Asset Allocation Fund and the Asset Allocation Master Portfolio and National Municipal Bond Fund and the Municipal Master Portfolio as follows:

                                     ---------------------------------------------------
                                      Year Ended          Year Ended         Year ended
                                     February 28,        February 29,       February 28,
                                         1997                1996               1995
----------------------------------------------------------------------------------------
 Intermediate Bond Fund              $ 24,165              $  9,952             $ 1,723
----------------------------------------------------------------------------------------
 Intermediate Bond Master            $ 47,588(1)           $ 30,769             $33,431
 Portfolio
----------------------------------------------------------------------------------------
 Blue Chip Fund                      $153,571              $ 44,971             $ 5,833
----------------------------------------------------------------------------------------
 Blue Chip Master Portfolio          $180,110(1)           $104,889(2)          $72,742
----------------------------------------------------------------------------------------
 Asset Allocation Fund               $ 41,432              $ 19,909             $ 4,703
----------------------------------------------------------------------------------------
 Asset Allocation Master             $ 94,685(1)           $ 83,060(2)          $79,573
 Portfolio
----------------------------------------------------------------------------------------
 National Municipal Bond Fund        $ 25,897(1)           $ 10,543             $ 2,720
----------------------------------------------------------------------------------------
 Municipal Master Portfolio(3)       $      0              $  3,534             $   896
----------------------------------------------------------------------------------------

--------------------

(1) For the fiscal year ended February 28, 1997, BISYS or Concord Holding waived $28,508, $64,005, $66,954 and $0 with respect to the Intermediate Bond Master Portfolio, Blue Chip Master Portfolio, Asset Allocation Master Portfolio and National Municipal Bond Fund, respectively.

(2) For the fiscal year ended February 29, 1996, Concord Holding waived $77,922 and $65,491, respectively in administration fees with respect to the Blue Chip Master Portfolio and Asset Allocation Master Portfolio.

(3) Prior to July 1, 1996, the National Municipal Bond Fund invested all of its assets in the Municipal Master Portfolio. On July 1, 1996, the National Municipal Bond Fund withdrew its assets from the Municipal Master Portfolio and invested directly in investment securities. For the period from March 1, 1996 to June 30, 1996 the Municipal Master Portfolio paid administration fees of $0 and Concord Holding waived administration fees of $1,951 with respect to the Municipal Master Portfolio.

                 For the periods indicated, BISYS or Concord Holding waived its entire administration fee with respect to the Corporate Bond Fund and the Corporate Bond Master Portfolio as follows:

                              --------------------------------------------------------------------------------------------
                                                                                                    Period April 25, 1994
                                                                                                        (the date the
                                                                                                    Predecessor Fund was
                                                                                                    reorganized into the
                                                                         Period October 1, 1994     Corporate Bond Fund)
                                 Year ended           Year ended          through February 28,      through September 30,
                              February 28, 1997    February 29, 1996              1995                      1994
--------------------------------------------------------------------------------------------------------------------------
 Corporate Bond Fund                 $54,670              $48,108                     $19,569               $24,407
--------------------------------------------------------------------------------------------------------------------------
 Corporate Bond Master                    $0              $16,036                     $ 6,544               $ 8,175
 Portfolio(1)
--------------------------------------------------------------------------------------------------------------------------

(1) Prior to September 1, 1996, the Corporate Bond Fund invested all of its assets on the Corporate Bond Master Portfolio. On September 1, 1996, the Corporate Bond Fund withdrew its investment from the Corporate Bond Master Portfolio and invested them directly in portfolio securities. For the period from March 1, 1996 to August 31, 1996, the Corporate Bond Master Portfolio paid administration fees of $0 and Concord Holding waived administration fees of $7,727 with respect to the Corporate Bond Master Portfolio.

                 During the course of the Company's fiscal year, Bank of America and other service providers may prospectively waive payment of fees and/or assume certain expenses of one or more of the Funds or Master Portfolios, as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

                 The Administrators will bear all expenses in connection with the performance of their services under the administration agreements with the exception of the fees charged by The Bank of New York (with respect to the National Municipal Bond Fund, California Tax-Exempt Bond Fund, U.S. Government Securities Fund, Capital Income Fund and Aggressive Growth Fund) and PFPC (with respect to the Corporate Bond Fund, International Equity Fund, Short-Term Government Fund, Asset Allocation Fund, Intermediate Bond Fund and Blue Chip
Fund) for certain fund accounting services which are borne by the Funds. See "General Information--Custodian, Accounting Agent and Transfer Agent" below. Expenses borne by the Funds and Master Portfolios include taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrators or their subcontractors or any of their affiliates, SEC fees and state securities registration and qualification fees, advisory fees, fees payable to shareholder organizations, fees for special management services, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses or any supplement or amendment thereto, necessary for the continued effective registration of shares under the 1933 Act or state securities laws, costs of printing and distributing any prospectus, supplement or amendment thereto for existing shareholders, cost of shareholders' and interestholders' reports and corporate meetings and any extraordinary expenses. Certain shareholder servicing (and/or distribution fees with respect to the Non-Feeder Funds) in connection with Pacific Horizon's shares are also paid by Pacific Horizon. See "Distributor and Plan Payments."

                 The Company's Administration Agreement provides that Bank of America shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Funds in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties under the Administration Agreement. Under its Administration and Accounting Services Agreement with Master Trust I, PFPC International Ltd. is obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder.
PFPC International Ltd. shall be liable for any damages arising out of its failure to perform its duties under the administration and accounting services agreement to the extent such damages arise out of its willful misfeasance, bad faith, negligence or reckless disregard of its duties.

                 Bank of America may from time to time employ such person or persons as it may believe to be particularly fitted to assist in the performance of the Administration Agreement; provided, however, that the compensation of such person or persons shall be paid by Bank of America and Bank of America shall be as fully responsible to the Company for the acts and omissions of any subcontractor as it is for its own acts and omissions. The Bank of New York ("BONY") (with respect to the National Municipal Bond Fund, California Tax-Exempt Bond Fund, U.S. Government Securities Fund, Capital Income Fund and Aggressive Growth Fund) and PFPC (with respect to the Corporate Bond Fund, International Equity Fund, Short-Term Government Fund, Asset Allocation Fund, Intermediate Bond Fund and Blue Chip Fund) provide the Funds with certain accounting services pursuant to separate fund accounting services agreements with the Administrator. Under the fund accounting services agreements, BONY and PFPC have agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Funds. The monthly fees charged by BONY and PFPC under the fund accounting services agreements are borne by the Funds.

                 Bank of America has also entered into an agreement with PFPC to provide certain sub-administration services to the Funds as described in the Prospectuses. The monthly fees charged by PFPC for these services under the sub-administration agreement are borne by Bank of America.

                 PFPC International Ltd. may assign its rights and delegate its duties under its Adminstration and Accounting Services Agreement to any wholly-owned direct or indirect subsidiary of PNC Bank, N.A. or PNC Bank Corp., provided, however that PFPC International Ltd. shall be as fully responsible to Master Trust I for the acts and omissions of any delegate as PFPC International Ltd. is for its own acts and omissions.

DISTRIBUTOR AND PLAN PAYMENTS

                 Provident Distributors, Inc. acts as distributor of the shares of Pacific Horizon. Shares are sold on a continuous basis by the Distributor. Prior to September 15, 1997, Concord Financial Group, Inc. ("CFG"), a wholly owned subsidiary of BISYS, acted as distributor for the Funds.

                 The Distributor has agreed to use its best efforts to effect sales of shares of the Funds although it is not obliged to sell any certain number of shares. The distribution agreement became effective September 15, 1997 and, unless sooner terminated, shall continue in effect with respect to each Fund until October 31, 1998. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually
(a) by a vote of a majority of those members of Pacific Horizon's Board of Directors who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by Pacific Horizon's Board of Directors or by vote of a "majority of the outstanding voting securities" of the Funds as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by Pacific Horizon at any time, without the payment of any penalty, by vote of a majority of Pacific Horizon's entire Board of Directors or by a vote of a "majority of the outstanding voting securities" of such Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to Pacific Horizon. The agreement will automatically and immediately terminate in the event of its "assignment".

                 For the fiscal years ended February 28, 1997, February 29, 1996 and February 28, 1995, CFG received sales loads in connection with the purchase of A shares of the Aggressive Growth, California Tax-Exempt Bond, U.S. Government Securities, Capital Income, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond, Short-Term Government and International Equity Funds as follows:


                                                           Fiscal Year Ended February 28, 1997
                                                           -----------------------------------
                                             --------------------------------------------------------------------
                                                                                                Amount of Total
                                                                                              Sales Load Retained
                                             Total Sales Load        Amount of Total Sales     By Affiliates of
                                             Received By CFG         Load Retained By CFG       Bank of America
-----------------------------------------------------------------------------------------------------------------
  Aggressive Growth Fund                       $1,088,000(1)                 $120,955              $  938,206
-----------------------------------------------------------------------------------------------------------------
  California Tax-Exempt Bond Fund              $  591,000(1)                 $ 45,746              $  542,086
-----------------------------------------------------------------------------------------------------------------
  U.S. Government Securities Fund              $  179,000(1)                 $ 19,990              $  161,482
-----------------------------------------------------------------------------------------------------------------
  Capital Income Fund                          $2,424,000(1)                 $268,543              $2,094,439
-----------------------------------------------------------------------------------------------------------------
  Intermediate Bond Fund                       $   92,000(1)                 $ 10,026              $   82,259
-----------------------------------------------------------------------------------------------------------------
  Blue Chip Fund                               $2,418,000(1)                 $268,770              $2,128,530
-----------------------------------------------------------------------------------------------------------------
  Asset Allocation Fund                        $  421,000(1)                 $ 47,026              $  373,436
-----------------------------------------------------------------------------------------------------------------
  National Municipal                           $  203,000(1)                 $ 21,986              $  180,834
   Bond Fund
-----------------------------------------------------------------------------------------------------------------
  Corporate Bond Fund                          $  103,000(1)                 $ 11,522              $   90,340
-----------------------------------------------------------------------------------------------------------------
  Short-Term Government Fund(2)                $        0(1)                 $      0              $        0
-----------------------------------------------------------------------------------------------------------------
  International Equity Fund(3)                 $  115,000(1)                 $ 12,765              $  101,858
-----------------------------------------------------------------------------------------------------------------





----------------------------------

(1)      Balance was paid to selling dealers.

(2)      Period from August 2, 1996 (inception date of fund) to February 28,
         1997.

(3)      Period from May 13, 1996 (inception date of fund) to February 28,
         1997.

                                                        Fiscal Year Ended February 29, 1996
                                                        -----------------------------------
                                     ------------------------------------------------------------------------
                                                                                            Amount of Total
                                                                                          Sales Load Retained
                                     Total Sales Load             Amount of Total Sales     By Affiliates of
                                     Received By CFG              Load Retained By CFG       Bank of America
-------------------------------------------------------------------------------------------------------------
  Aggressive Growth Fund              $  805,092(1)                        $118,403              $  653,024
-------------------------------------------------------------------------------------------------------------
  California Tax-Exempt Bond Fund     $1,180,348(1)                        $131,821              $1,048,152
-------------------------------------------------------------------------------------------------------------
  U.S. Government Securities Fund     $  571,074(1)                        $ 63,560              $  505,941
-------------------------------------------------------------------------------------------------------------
  Capital Income Fund                 $1,746,063(1)                        $202,102              $1,493,113
-------------------------------------------------------------------------------------------------------------
  Intermediate Bond Fund              $  460,801(1)                        $ 51,076              $  408,407
-------------------------------------------------------------------------------------------------------------
  Blue Chip Fund                      $2,138,130(1)                        $255,167              $1,875,240
-------------------------------------------------------------------------------------------------------------
  Asset Allocation Fund               $  642,818(1)                        $ 69,818              $  569,332
-------------------------------------------------------------------------------------------------------------
  National Municipal                  $  370,172(1)                        $ 40,099              $  325,350
   Bond Fund
-------------------------------------------------------------------------------------------------------------
  Corporate Bond Fund                 $  152,616                           $ 17,586              $  133,287
-------------------------------------------------------------------------------------------------------------





---------------------------------

(1)      Balance was paid to selling dealers.

                                                 Fiscal Year Ended February 28, 1995
                                                 -----------------------------------
                                   -------------------------------------------------------------------
                                                                                     Amount of Total
                                                                                   Sales Load Retained
                                   Total Sales Load       Amount of Total Sales     By Affiliates of
                                    Received By CFG       Load Retained By CFG       Bank of America
------------------------------------------------------------------------------------------------------
  Aggressive Growth Fund            $  340,853(1)               $ 60,878                $257,259
------------------------------------------------------------------------------------------------------
  California Tax-Exempt Bond Fund   $  322,982(1)               $ 37,001                $268,563
------------------------------------------------------------------------------------------------------
  U.S. Government Securities Fund   $  181,635(1)               $ 21,022                $ 90,642
------------------------------------------------------------------------------------------------------
  Capital Income Fund               $2,449,559(1)               $201,638                $388,254
------------------------------------------------------------------------------------------------------
  Intermediate Bond Fund            $   53,285                  $  5,470                $ 47,815
------------------------------------------------------------------------------------------------------
  Blue Chip Fund                    $  286,628                  $121,377                $165,251
------------------------------------------------------------------------------------------------------
  Asset Allocation Fund             $  114,388                  $ 30,504                $ 83,884
------------------------------------------------------------------------------------------------------
  National Municipal Bond Fund      $   85,535(1)               $  9,400                $ 74,860
======================================================================================================





----------------------------------

(1)      Balance was paid to selling dealers.

                                                         Period October 1, 1994 through
                                                               February 28, 1995
                                ----------------------------------------------------------------------------
                                                                                           Amount of Total
                                                                                         Sales Load Retained
                                Total Sales Load                Amount of Total Sales     By Affiliates of
                                 Received By CFG                Load Retained By CFG       Bank of America
------------------------------------------------------------------------------------------------------------
  Corporate Bond Fund               $11,175                     $1,436                  $9,326
------------------------------------------------------------------------------------------------------------



                                     Period April 25, 1994 (the date the Predecessor Fund reorganized into the Corporate Bond Fund) through September 30, 1994
                                 ---------------------------------------------------------------------------
                                                                                           Amount of Total
                                                                                         Sales Load Retained
                                 Total Sales Load               Amount of Total Sales     By Affiliates of
                                  Received By CFG               Load Retained By CFG       Bank of America
------------------------------------------------------------------------------------------------------------
  Corporate Bond Fund               $1,485(1)                   $125                    $1,175
------------------------------------------------------------------------------------------------------------

--------------------

(1)      Balance was paid to selling dealers.


                 The following table shows all sales loads, commissions and other compensation received by CFG directly or indirectly from each of the Aggressive Growth Fund, California Tax-Exempt Bond Fund, U.S. Government Securities Fund, Capital Income Fund, Intermediate Bond Fund, Blue Chip Fund, Asset Allocation Fund, National Municipal Bond Fund, Corporate Bond Fund, Short-Term Government Fund and International Equity Fund during each fund's fiscal year ended February 28, 1997.

                                                                                         Brokerage
                                                                                         Commis-
                                                  Net Under-                             sions in
                                                  writing Dis-     Compensation          connection              Other
                                                  counts and       on Redemption         with Fund               Compen-
                                                  Commissions(1)   and Repurchase        Transactions            sation(2)
                                                  -----------      --------------        ------------            ------
Concord Financial
  Group, Inc.

Aggressive Growth Fund                              $120,955            $0                   $0                   $308,283

California Tax-Exempt Bond                          $ 45,746            $0                   $0                   $205,096
   Fund

U.S. Government Securities                          $ 19,990            $0                   $0                   $161,482
   Fund

Capital Income Fund                                 $268,543            $0                   $0                   $ 46,625

Intermediate Bond Fund                              $ 10,026            $0                   $0                   $ 82,259

Blue Chip Fund                                      $268,770            $0                   $0                   $ 19,012

Asset Allocation Fund                               $ 47,026            $0                   $0                   $  2,735

National Municipal
  Bond Fund                                         $ 21,986            $0                   $0                   $    478

Corporate Bond Fund                                 $ 11,522            $0                   $0                   $ 90,340

Short-Term Government Fund                          $      0            $0                   $0                   $      0

International Equity Fund                           $ 12,765            $0                   $0                   $      0

-------------------

(1)      Represents amounts received from front-end sales charge on A Shares.

(2) Represents the total of (i) amounts paid to BISYS or Concord Holding for administrative services provided to the Fund (see "Management of the Company-Administrator" above) and (ii) payments made under the Shareholder Service Plan, Distribution Plan and Administrative and Shareholder Services Plan (see discussion in next section) and retained by CFG.

                 The Shareholder Services Plan. Pacific Horizon has adopted separate Shareholder Services Plans (the "Plans") for SRF Shares and A Shares, under which SRF Shares and A Shares of each Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations. The fees paid under the Shareholder Services Plan for A Shares are in addition to the sales loads on A Shares described above and in the Prospectus.

                 Under the Shareholder Service Plans for A Shares and SRF Shares, Pacific Horizon pays the Distributor, with respect to the Funds for (a) non-distribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for use by Pacific Horizon, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Funds, and (b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support services for shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship ("Clients").

                 Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Funds on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares; (vi) providing the information to the Funds necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services.

                 Each Shareholder Services Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding .25% of the average daily net assets of the SRF Shares or A Shares of the Funds, as the case may be, during such month for shareholder servicing expenses. The calculation of a Fund's average daily net assets for these purposes does not include assets held in accounts opened via a transfer of assets from trust and agency accounts of Bank of America. Further, payments made out of or charged against the assets of a particular Fund must be in payment for expenses incurred on behalf of the Fund.

                 If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while a Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

                 For the fiscal year ended February 28, 1997, the A Shares of the Aggressive Growth, California Tax-Exempt Bond, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Corporate Bond, National Municipal Bond, Short-Term Government and International Equity Funds were charged the following amounts pursuant to the Shareholder Service Plan:

                                       ---------------------------------------------------------------------------------------
                                                                                     Amount of Total         Amount of Total
                                                               Amount of Total     Shareholder Service     Shareholder Service
                                       Total Shareholder     Shareholder Service   Fee Paid to Bank of    Fee Paid to Affiliates
                                          Service Fee          Fee Paid to CFG           America            of Bank of America
------------------------------------------------------------------------------------------------------------------------------
  Aggressive Growth Fund                    $516,392                $308,283              $0                       $182,530
------------------------------------------------------------------------------------------------------------------------------
  California Tax-Exempt Bond Fund           $535,750                $205,096              $0                       $303,684
------------------------------------------------------------------------------------------------------------------------------
  Capital Income Fund                       $677,727                 $46,625              $0                       $593,044
------------------------------------------------------------------------------------------------------------------------------
  U.S. Government Securities Fund           $202,413                 $ 7,966              $0                       $185,292
------------------------------------------------------------------------------------------------------------------------------
  Intermediate Bond Fund                    $ 40,161                 $ 1,045              $0                        $18,409
------------------------------------------------------------------------------------------------------------------------------
  Blue Chip Fund                            $256,504                 $19,012              $0                       $230,703
------------------------------------------------------------------------------------------------------------------------------
  Asset Allocation Fund                     $ 68,548                 $ 2,735              $0                       $ 64,576
------------------------------------------------------------------------------------------------------------------------------
  Corporate Bond Fund                       $ 77,972                 $54,333              $0                       $  9,525
------------------------------------------------------------------------------------------------------------------------------
  National Municipal Bond Fund              $ 35,033                 $   478              $0                       $ 18,506
                                                                    [$15,738
                                                                     waived]
------------------------------------------------------------------------------------------------------------------------------
  Short-Term Government Fund                $ 12,022                      $0              $0                             $0
                                            [$12,022
                                             waived]
------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund                 $ 18,778                      $0              $0                             $0
                                            [$18,778
                                             waived]
------------------------------------------------------------------------------------------------------------------------------

                 As of February 28, 1997, no SRF Shares had been issued in a public offering.

                 For the fiscal year ended February 29, 1996, the A Shares of the Aggressive Growth, California Tax-Exempt Bond, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Corporate Bond and National Municipal Bond were charged the following amounts pursuant to the Shareholder Service Plan:

                                        ----------------------------------------------------------------------------------------
                                                                                                             Amount of Total
                                                                                   Amount of Total         Shareholder Service
                                                             Amount of Total     Shareholder Service      Fee Paid to Affiliates
                                        Total Shareholder  Shareholder Service   Fee Paid to Bank of        of Bank of America
                                           Service Fee       Fee Paid to CFG           America
--------------------------------------------------------------------------------------------------------------------------------
  Aggressive Growth Fund                    $389,698            $257,687                  $0                       $110,825
--------------------------------------------------------------------------------------------------------------------------------
  California Tax-Exempt Bond Fund           $511,875            $232,686                  $0                       $277,153
--------------------------------------------------------------------------------------------------------------------------------
  Capital Income Fund                       $551,305            $ 64,707                  $0                       $483,153
--------------------------------------------------------------------------------------------------------------------------------
  U.S. Government Securities Fund           $222,341            $ 17,257                  $0                       $205,084
--------------------------------------------------------------------------------------------------------------------------------
  Intermediate Bond Fund                    $ 16,582             $     0                  $0                       $      0
                                           [$ 16,582
                                             waived]
--------------------------------------------------------------------------------------------------------------------------------
  Blue Chip Fund                            $ 74,950             $     0                  $0                       $      0
                                           [$ 74,950
                                             waived]
--------------------------------------------------------------------------------------------------------------------------------
  Asset Allocation Fund                     $ 33,182             $     0                  $0                       $      0
                                           [$ 33,182
                                             waived]
--------------------------------------------------------------------------------------------------------------------------------
  Corporate Bond Fund                       $ 80,246             $     0                  $0                       $      0
                                           [$ 80,246
                                             waived]
--------------------------------------------------------------------------------------------------------------------------------
  National Municipal Bond Fund              $ 17,571             $     0                  $0                       $      0
                                           [$ 17,571
                                             waived]
--------------------------------------------------------------------------------------------------------------------------------

                 For the fiscal year ended February 29, 1995, the A Shares of the Aggressive Growth, California Tax-Exempt Bond, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Corporate Bond, National Municipal Bond, Short-Term Government and International Equity Funds were charged the following amounts pursuant to the Shareholder Service Plan:

                                     -----------------------------------------------------------------------------------------
                                                                                   Amount of Total         Amount of Total
                                                             Amount of Total     Shareholder Service     Shareholder Service
                                     Total Shareholder     Shareholder Service   Fee Paid to Bank of    Fee Paid to Affiliates
                                        Service Fee          Fee Paid to CFG           America            of Bank of America
------------------------------------------------------------------------------------------------------------------------------
  Aggressive Growth Fund                    $340,125            $207,752                $0                     $ 61,145
------------------------------------------------------------------------------------------------------------------------------
  California Tax-Exempt Bond Fund           $530,190            $198,585                $0                     $253,362
------------------------------------------------------------------------------------------------------------------------------
  Capital Income Fund                       $517,667            $ 42,808                $0                     $333,632
------------------------------------------------------------------------------------------------------------------------------
  U.S. Government Securities Fund           $284,218            $  7,186                $0                     $198,847
------------------------------------------------------------------------------------------------------------------------------
  Intermediate Bond Fund                     $ 2,873            $      0                $0                           $0
                                            [$ 2,873
                                             waived]
------------------------------------------------------------------------------------------------------------------------------
  Blue Chip Fund                             $ 9,721            $      0                $0                     $      0
                                            [$ 9,721
                                             waived]
------------------------------------------------------------------------------------------------------------------------------
  Asset Allocation Fund                      $ 7,757            $      0                $0                     $      0
                                            [$ 7,757
                                             waived]
------------------------------------------------------------------------------------------------------------------------------
  Corporate Bond Fund                       $ 32,614            $      0                $0                     $      0
                                           [$ 32,614
                                             waived]
------------------------------------------------------------------------------------------------------------------------------
  National Municipal Bond Fund              $  4,533            $      0                $0                     $      0
                                           [$  4,533
                                             waived]
------------------------------------------------------------------------------------------------------------------------------



                 Payments for shareholder service expenses under the Plans are not subject to Rule 12b-1 (the "Rule") under the 1940 Act. Pursuant to the Plans, the Distributor provides that a report of the amounts expended under the Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the Plans provide that the selection and nomination of the directors of Pacific Horizon who are not "interested persons" thereof have been committed to the discretion of the directors who are neither "interested persons" (as defined in the 1940 Act) of Pacific Horizon nor have any direct or indirect financial interest in the operation of the Plans (or related servicing agreements) (the "Non-Interested Plan Directors").

                 Pacific Horizon understands that Bank of America and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of A or SRF Shares. These fees would be in addition to any amounts which might be received under the Plans. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

                 Pacific Horizon's Board of Directors has concluded that the Plans will benefit the Funds and their A and SRF shareholders. The Plans were subject to annual reapproval by a majority of the Non-Interested Plan Directors and is terminable at any time with respect to any Fund by a vote of majority of such Directors or by vote of the holders of a majority of the A or SRF Shares of the Fund, as the case may be, involved. Any agreement entered into pursuant to the Plans with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of the Non-Interested Plan Directors, by vote of the holders of a majority of the A or SRF Shares of such Fund, as the case may be, by the Distributor or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

                 The Distribution Plan and Administrative and Shareholder Services Plan. The Distributor is also entitled to payment from the Company for distribution fees pursuant to the Distribution Plan adopted on behalf of K Shares. Under the Distribution Plan, the Company may pay the Distributor for:
(a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing K Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature for K Shares; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current K shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (severally, "a Distribution Organization") with respect to a Fund's K Shares beneficially owned by customers for whom the Distribution Organization is the Distribution Organization of record or holder of record of such K Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder. With respect to K Shares, payments under the Distribution Plan are not intended for distribution services to the extent they are not permitted under the Employee Retirement Income Security Act of 1974, as amended.

                 Pursuant to the Administrative and Shareholder Services Plan with respect to K Shares, the Company may also pay securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (severally, a "Service Organization") for support services provided with respect to its Client's K Shares. Administrative and shareholder services provided may include some or all of the following: (i) processing dividend and distribution payments from a Fund on behalf of its Clients; (ii) providing statements periodically to its Clients showing their positions in K Shares; (iii) arranging for bank wires;
(iv) responding to routine Client inquiries concerning their investment; (v) providing the information to the Funds necessary for accounting or sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its Clients; (vii) aggregating and processing purchase, exchange, and redemption requests from its Clients and placing net purchase, exchange, and redemption orders for its Clients; (viii) establishing and maintaining accounts and records relating to Clients; (ix) assisting Clients in changing dividend options, account designation and addresses or (x) other similar services if requested by the Company.

                 The Distribution Plan provides that the Distributor is entitled to receive payments on a monthly basis at an annual rate not exceeding 0.75% of the average daily net assets during such month of the outstanding K Shares. In addition, under the Administrative and Shareholder Services Plan, the Distributor is entitled to receive payments on a monthly basis for administrative services and shareholder services at an annual rate not exceeding 0.75% and 0.25%, respectively, of the average daily net assets during such month of the outstanding K Shares. The total of all 12b-1 fees, administrative service and shareholder service fees may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of a Fund's K Shares.

                 Payments made out of or charged against the assets of a particular class of shares of a particular Fund must be in payment for expenses incurred on behalf of that class.

                 Payments for distribution expenses under the Distribution Plan (the "12b-1 Plan") are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Company] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a written report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the 12b-1 Plan provides that it may not be amended to increase materially the costs which a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval and that other material amendments of the 12b-1 Plan must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan, or in any agreements entered into in connection with the 12b-1 Plan, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Non-Interested Plan Directors"). The selection and nomination of the directors of the Company who are not "interested persons" of the Company have been committed to the discretion of the Non-Interested Plan Directors.

                 The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plan and the Administrative and Shareholder Services Plan will benefit the Funds and their K shareholders. The 12b-1 Plan and the Administrative and Shareholder Services Plan are subject to annual reapproval by a majority of the Company's Board of Directors, including a majority of the Non-Interested Plan Directors and are terminable without penalty at any time with respect to any Fund by a vote of a majority of the Non-Interested Plan Directors or by vote of the holders of a majority of the outstanding K Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plan and the Administrative and Shareholder Services Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the outstanding K Shares of such Fund, or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

                 If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while a Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the

Distributor does not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

                 For the fiscal year ended February 28, 1997, the K Shares of the Aggressive Growth, California Tax-Exempt Bond, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Corporate Bond, National Municipal Bond and International Equity Funds were charged the following amounts pursuant to the Administrative and Shareholder Service Plan:

                                    ------------------------------------------------------------------------------------------
                                                                                   Amount of Total         Amount of Total
                                           Total             Amount of Total         Administra-             Administra-
                                        Administra-            Administra-             tive and                tive and
                                          tive and               tive and        Shareholder Service      Shareholder Service
                                    Shareholder Service    Shareholder Service   Fee Paid to Bank of    Fee Paid to Affiliates
                                            Fee              Fee Paid to CFG           America            of Bank of America
------------------------------------------------------------------------------------------------------------------------------
  Aggressive Growth Fund                    $    138               $0                     $0                      $0
                                           [$    138
                                             waived]
------------------------------------------------------------------------------------------------------------------------------
  California Tax-Exempt Bond Fund           $      0               $0                     $0                      $0
------------------------------------------------------------------------------------------------------------------------------
  Capital Income Fund                       $    396               $0                     $0                      $0
                                            $    396
                                            [waived]
------------------------------------------------------------------------------------------------------------------------------
  U.S. Government Securities Fund           $    170               $0                     $0                      $0
                                            $    170
                                            [waived]
------------------------------------------------------------------------------------------------------------------------------
  Intermediate Bond Fund                    $    116               $0                     $0                      $0
                                           [$    116
                                             waived]
------------------------------------------------------------------------------------------------------------------------------
  Blue Chip Fund                            $    632               $0                     $0                      $0
                                           [$    583
                                             waived]
------------------------------------------------------------------------------------------------------------------------------
  Asset Allocation Fund                     $   1506               $0                     $0                      $0

------------------------------------------------------------------------------------------------------------------------------
  Corporate Bond Fund                             $0               $0                     $0                      $0
------------------------------------------------------------------------------------------------------------------------------
  National Municipal Bond Fund                    $0               $0                     $0                      $0
------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund                  $   148               $0                     $0                      $0
                                            [$     4
                                             waived]
------------------------------------------------------------------------------------------------------------------------------

                 For the fiscal year ended February 28, 1997, the K Shares of the Aggressive Growth, California Tax-Exempt Bond, Capital Income, U.S. Government Securities, Intermediate Bond, Blue Chip, Asset Allocation, Corporate Bond, National Municipal Bond and International Equity Funds were charged the following amounts pursuant to the Distribution Plan:

                                         ------------------------------------------------------------------------------------
                                                                                     Amount of Total       Amount of Total
                                            Total                                     Distribution            Distribu-
                                         Distribution          Amount of Total        Plan Fee Paid     tion Plan Fee Paid to
                                             Plan                Distribution          to Bank of       Affiliates of Bank of
                                              Fee            Plan Fee Paid to CFG        America               America
-----------------------------------------------------------------------------------------------------------------------------
  Aggressive Growth Fund                        $  121                $0                   $0                     $0
-----------------------------------------------------------------------------------------------------------------------------
  California Tax-Exempt Bond Fund               $    0                $0                   $0                     $0
-----------------------------------------------------------------------------------------------------------------------------
  Capital Income Fund                           $1,186                $0                   $0                     $0
-----------------------------------------------------------------------------------------------------------------------------
  U.S. Government Securities Fund               $  510                $0                   $0                     $0
-----------------------------------------------------------------------------------------------------------------------------
  Intermediate Bond Fund                        $    0                $0                   $0                     $0
-----------------------------------------------------------------------------------------------------------------------------
  Blue Chip Fund                                $1,242                $0                   $0                     $0
-----------------------------------------------------------------------------------------------------------------------------
  Asset Allocation Fund                         $1,000              $1,000                 $0                     $0
                                         [$499 waived]
-----------------------------------------------------------------------------------------------------------------------------
  Corporate Bond Fund                           $  284                $0                   $0                     $0
-----------------------------------------------------------------------------------------------------------------------------
  National Municipal Bond Fund                  $    0                $0                   $0                     $0
-----------------------------------------------------------------------------------------------------------------------------
  International Equity Fund                     $    0                $0                   $0                     $0
-----------------------------------------------------------------------------------------------------------------------------

                 No K Shares were outstanding for the fiscal year ended February 29, 1996 and February 28, 1995.

                 During the fiscal year ended February 28, 1997, all amounts paid under the Distribution Plan were paid as compensation to broker/dealers.

YIELD, TAX-EQUIVALENT YIELD AND TOTAL RETURN

                 From time to time, the yields, tax-equivalent yield (with respect to the National Municipal and California Tax-Exempt Bond Funds) and the total returns of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund and/or a Master Portfolio), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. From time to time, the investment adviser may enter into alliances with retirement plan sponsors, including The Legend Group, and the Fund may in its advertisements or sales literature include a discussion of certain attributes or benefits to be derived from its relationship with such retirement plan sponsors. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling (800) 346-2087.

                 Yield Calculations. The yield for the respective share classes of a Fund are calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share (including the maximum front-end sales charge of an A Share) on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to that class, net of reimbursements. This calculation can be expressed as follows:

                                       a-b      6
                          Yield = 2 [(----- + 1)  - 1]
                                       cd

         Where:  a = dividends and interest earned during the period.

                 b = expenses accrued for the period (net of
                     reimbursements).

                 c = the average daily number of shares outstanding
                     during the period that were entitled to
                     receive dividends.

                 d = maximum offering price per share on the last day
                     of the period.

                 For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities is recognized by accruing 1/360 of the stated dividend rate of the security each day. Except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                 Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                 With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund or Master Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security.

                 Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. A Fund's maximum offering price per share for purposes of the formula includes the maximum sales load imposed by the Fund on A Shares -- currently 4.50% of the per share offering price.

                 The National Municipal Bond Fund 's "tax-equivalent" yield for a particular class is computed by dividing that portion of the National Municipal Bond Fund 's yield for a particular class (calculated as above) that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the National Municipal Bond Fund 's computed yield for a particular class that is not tax-exempt. Tax-equivalent yields assume the payment of Federal income taxes at the stated rate. The California Tax-Exempt Bond Fund's "tax-equivalent" yield for a particular class is computed by: (a) dividing the portion of the California Tax-Exempt Bond Fund's yield for a particular class (calculated as above) that is exempt from both Federal and California state income taxes by one minus a stated combined Federal and California State income tax rate; (b) dividing the portion of the California Tax-Exempt Bond Fund's yield for a particular class (calculated as above) that is exempt from Federal income tax only by one minus a stated Federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the California Tax-Exempt Bond Fund's yield for a particular class that is not exempt from Federal income tax. The combined Federal and California income tax rate used in calculating the California Tax-Exempt Bond Fund's "tax equivalent" yield for the 30-day period ended February 28, 1997 was 34.7%.

                 Based on the foregoing calculations, the 30-day yields of the A Shares of the U.S. Government Securities, Capital Income, Intermediate Bond, Asset Allocation, Short-Term Government and Corporate Bond Funds (after fee waivers and expense reimbursements) for the 30-day period ended February 28, 1997 were as follows:

                                                         Yield
                                                         -----
                 U.S. Government Securities Fund         6.62%
                 Capital Income Fund                     3.08%
                 Intermediate Bond Fund                  5.48%
                 Asset Allocation Fund                   2.51%
                 Short-Term Government Fund              5.18%
                 Corporate Bond Fund                     5.87%


                 Based on the foregoing calculations, the A Shares of the California Tax-Exempt Bond Fund's yield and tax-equivalent yield (after fee waivers) and the A Shares of the National Municipal Bond Fund's yield and tax-equivalent yield (after fee waivers and expense reimbursements) for the 30-day period ended February 28, 1997 were as follows:


                                                 Yield   Tax-Equivalent Yield
                                                 -----   --------------------
California Tax-Exempt Bond Fund                  4.30%            6.58%
National Municipal Bond Fund                     4.63%            6.43%

                 Based on the foregoing calculations, the 30-day yields of the K Shares of the U.S. Government Securities, Capital Income, Intermediate Bond, Asset Allocation and Corporate Bond

Funds (after fee waivers and expense reimbursements) for the 30-day period ended February 28, 1997 were as follows:

                                                         Yield
                                                         -----
                 U.S. Government Securities Fund         6.44%
                 Capital Income Fund                     2.73%
                 Intermediate Bond Fund                  5.24%
                 Asset Allocation Fund                   2.16%
                 Corporate Bond Fund                     5.67%

                 Based on the foregoing calculations, the K Shares of the California Tax-Exempt Bond Fund's yield and tax-equivalent yield (after fee waivers) and the K Shares of the National Municipal Bond Fund's yield and tax-equivalent yield (after fee waivers and expense reimbursements) for the 30-day period ended February 28, 1997 were as follows:


                                                 Yield   Tax-Equivalent Yield
                                                 -----   --------------------
California Tax-Exempt Bond Fund                  4.00%            6.13%
National Municipal Bond Fund                     4.35%            6.04%

                 No SRF Shares were issued or outstanding during the 30-day period ended February 28, 1997.

                 Total Return Calculations. The Funds compute their average annual total returns separately for their separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in such class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                             ERV  1/n
                                      T = [(-----)    - 1]
                                              P

                     Where: T =   average annual total return.

                          ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                            P =   hypothetical initial payment of $1,000.

                            n = period covered by the computation, expressed in terms of years.

                 The Funds compute their aggregate total returns separately for their separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                                                    ERV
                        aggregate total return = [(----- - 1)]
                                                     P

                 The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales load charged in connection with the purchase of A Shares.

                 Based on the foregoing calculations, the 1) average annual total returns, and 2) the aggregate total returns for the A Shares of the Aggressive Growth, Capital Income, U.S. Government Securities, California Tax-Exempt Bond, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond, Corporate Bond, Short-Term Government (aggregate total return only) and International Equity (aggregate total return only) Funds for the years or periods indicated were as follows:


                              ----------------------------------------------------
                                           Average Annual Total Returns
    ---------------------------------------------------------------------------------------------------
                                                                                         Period from
                                  One-Year          Five-Year          Ten-Year        Commencement of
                                Period Ended       Period Ended      Period Ended         Operations
                                February 28,       February 28,      February 28,      through February
                                    1997               1997              1997             28, 1997*
    ---------------------------------------------------------------------------------------------------
    Aggressive Growth Fund          4.21%              7.38%             11.17%              18.37%
    ---------------------------------------------------------------------------------------------------
    Capital Income Fund            13.22%             14.61%               N/A               14.29%
    (after fee waivers and
    expense
    reimbursements)
    ---------------------------------------------------------------------------------------------------
    U.S. Government                 0.54%              4.63%               N/A                7.49%
    Securities Fund (after
    fee waivers and
    expense
    reimbursements)
    ---------------------------------------------------------------------------------------------------
    California Tax-Exempt          -0.39%              5.81%              5.96%               7.86%
    Bond Fund (after fee
    waivers)
    ---------------------------------------------------------------------------------------------------
    Intermediate Bond Fund         -0.76%               N/A                N/A                3.39%
    ---------------------------------------------------------------------------------------------------
    Blue Chip Fund                 21.29%               N/A                N/A               19.31%
    ---------------------------------------------------------------------------------------------------
    Asset Allocation Fund          12.35%               N/A                N/A               12.25%
    ---------------------------------------------------------------------------------------------------
    National Municipal              0.89%               N/A                N/A                4.38%
    Bond Fund  (after fee
    waivers and expense
    reimbursements)
    ---------------------------------------------------------------------------------------------------
    Corporate Bond Fund**          -0.56%              6.83%              5.35%               8.38%
    ---------------------------------------------------------------------------------------------------

------------------------

* The Aggressive Growth, Capital Income, U.S. Government Securities, California Tax-Exempt Bond, Intermediate Bond, Blue Chip, Asset Allocation and National Municipal Bond Funds commenced operations on March 31, 1984, September 25, 1987, January 7, 1988, March 30, 1984,
         January 24, 1994, January 13, 1994, January 18, 1994 and January 28, 1994, respectively.

** Total return for the Pacific Horizon Corporate Bond Fund from 1984 through April 25, 1994 reflects performance of the predecessor fund, Bunker Hill Income Securities, Inc., a closed-end fund. Total return of the closed-end fund is calculated assuming a purchase of common stock at market value on the opening of the first day of each period reported. Total return for the closed-end fund does not reflect brokerage commissions. The annual operating expenses of the predecessor fund were less than the current operating expenses of the Pacific Horizon Corporate Bond Fund. Had current expenses been reflected in the predecessor fund's performance, such performance would have been reduced.

---------------------------------------------------------------------------------------------------------------
                                                          Aggregate Total Returns
                                 ------------------------------------------------------------------------------
                                 One-Year Period        Five-Year       Ten-Year Period        Period from
                                      Ended           Period Ended           Ended           Commencement of
                                   February 28,       February 28,        February 28,      Operations through
                                       1997               1997                1997          February 28, 1997
---------------------------------------------------------------------------------------------------------------
  Aggressive Growth Fund               4.21%             42.74%             188.34%              785.02%
---------------------------------------------------------------------------------------------------------------
  Capital Income Fund                 13.22%             97.72%               N/A                252.76%
---------------------------------------------------------------------------------------------------------------
  U.S. Government Securities           0.54%             25.42%               N/A                 93.64%
  Fund
---------------------------------------------------------------------------------------------------------------
  California Tax-Exempt Bond          -0.39%             32.64%              78.47%              165.89%
  Fund
---------------------------------------------------------------------------------------------------------------
  Intermediate Bond Fund              -0.76%               N/A                N/A                 10.89%
---------------------------------------------------------------------------------------------------------------
  Blue Chip Fund                      21.29%               N/A                N/A                 73.73%
---------------------------------------------------------------------------------------------------------------
  Asset Allocation Fund               12.35%               N/A                N/A                 43.32%
---------------------------------------------------------------------------------------------------------------
  National Municipal Bond              0.89%               N/A                N/A                 14.14%
  Fund  (after fee waivers
  and expense reimbursements)
---------------------------------------------------------------------------------------------------------------
  Corporate Bond Fund**               -0.56              39.14%              68.47%              556.10%
---------------------------------------------------------------------------------------------------------------
  Short-Term Government Fund           N/A                 N/A                N/A                 -1.31%*
---------------------------------------------------------------------------------------------------------------
  International Equity Fund            N/A                 N/A                N/A                 -5.21%*
---------------------------------------------------------------------------------------------------------------

---------------------

* Inception dates of the Short-Term Government Fund and International Equity Fund are August 2, 1996 and May 13, 1996, respectively.

** Total return for the Pacific Horizon Corporate Bond Fund from 1984 through April 25, 1994 reflects performance of the predecessor fund, Bunker Hill Income Securities, Inc., a closed-end fund. Total return of the closed-end fund is calculated assuming a purchase of common stock at market value on the opening of the first day of each period reported. Total return for the closed-end fund does not reflect brokerage commissions. The annual operating expenses of the predecessor fund were less than the current operating expenses of the Pacific Horizon Corporate Bond Fund. Had current expenses been reflected in the predecessor fund's performance, such performance would have been reduced.

                 Based on the foregoing calculations, the 1) average annual total returns, and 2) the aggregate total returns for the K Shares of the Aggressive Growth, Capital Income, U.S. Government Securities, California Tax-Exempt Bond, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond, Corporate Bond (aggregate total return only) and International Equity (aggregate total return only) Funds for the years or periods indicated were as follows:

                                              --------------------------------------------------------
                                                           Average Annual Total Return
------------------------------------------------------------------------------------------------------
                                                                                       Period from
                                One-Year          Five-Year          Ten-Year        Commencement of
                              Period Ended       Period Ended      Period Ended        Operations**
                              February 28,       February 28,      February 28,      through February
                                  1997               1997              1997              28, 1997
------------------------------------------------------------------------------------------------------
  Aggressive Growth               8.83%              8.31%             11.65%             18.77%
  Fund*
------------------------------------------------------------------------------------------------------
  Capital Income* Fund           18.14%             15.59%              N/A               14.81%
  (after fee waivers and
  expense
  reimbursements)
------------------------------------------------------------------------------------------------------
  U.S. Government*                4.57%              5.47%              N/A                7.96%
  Securities Fund (after
  fee waivers and
  expense
  reimbursements)
------------------------------------------------------------------------------------------------------
  California Tax-Exempt           4.29%              6.78%              6.46%              8.24%
  Bond* Fund (after fee
  waivers)
------------------------------------------------------------------------------------------------------
  Intermediate Bond               3.80%              N/A                N/A                4.90%
  Fund*
------------------------------------------------------------------------------------------------------
  Blue Chip Fund*                26.84%              N/A                N/A               21.03%
------------------------------------------------------------------------------------------------------
  Asset Allocation Fund*         17.57%              N/A                N/A               13.91%
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
  National Municipal             5.66%              N/A                N/A                5.94%
  Bond Fund* (after fee
  waivers and expense
  reimbursements)
------------------------------------------------------------------------------------------------------
  Corporate Bond Fund*+          4.03%              7.79%              5.83%              8.59%
------------------------------------------------------------------------------------------------------

------------------------

* Performance prior to October 25, 1996, October 21, 1996, November 20, 1996, February 28, 1997, November 20, 1996, November 11, 1996,
         November 11, 1996, February 28, 1997, November 20, 1996 and October 25, 1996 is represented by performance of the A Shares of the Aggressive Growth, Capital Income, U.S. Government Securities, California Tax Exempt Bond, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond, Corporate Bond and International Equity Funds, respectively. On the foregoing dates, K Shares of the above-listed Funds commenced operations.

** The Aggressive Growth, Capital Income, U.S. Government Securities, California Tax-Exempt Bond, Intermediate Bond, Blue Chip, Asset Allocation and National Municipal Bond Funds commenced operations on March 31, 1984, September 25, 1987, January 7, 1988, March 30, 1984,
         January 24, 1994, January 13, 1994, January 18, 1994 and January 28, 1994, respectively.

+ Total return for the Pacific Horizon Corporate Bond Fund from 1984 through April 25, 1994 reflects performance of the predecessor fund, Bunker Hill Income Securities, Inc., a closed-end fund. Total return of the closed-end fund is calculated assuming a purchase of common stock at market value on the opening of the first day of each period reported. Total return for the closed-end fund does not reflect brokerage commissions. The annual operating expenses of the predecessor fund were less than the current operating expenses of the Pacific Horizon Corporate Bond Fund. Had current expenses been reflected in the predecessor fund's performance, such performance would have been reduced.

--------------------------------------------------------------------------------------------------------------
                                                           Aggregate Total Returns
                                 -----------------------------------------------------------------------------
                                 One-Year Period        Five-Year       Ten-Year Period        Period from
                                      Ended           Period Ended           Ended           Commencement of
                                   February 28,       February 28,        February 28,      Operations through
                                       1997               1997                1997          February 28, 1997
--------------------------------------------------------------------------------------------------------------
  Aggressive Growth Fund*              8.83%              49.08%            201.05%              823.75%
--------------------------------------------------------------------------------------------------------------
  Capital Income Fund*                18.14%             106.32               N/A                267.97%
--------------------------------------------------------------------------------------------------------------
  U.S. Government Securities           4.57%              30.49%              N/A                101.50%
  Fund*
--------------------------------------------------------------------------------------------------------------
  California Tax-Exempt Bond           4.29%              38.83%             86.93%              178.22%
  Fund*
--------------------------------------------------------------------------------------------------------------
  Intermediate Bond Fund*              3.80%               N/A                N/A                 15.96%
--------------------------------------------------------------------------------------------------------------
  Blue Chip Fund*                     26.84%               N/A                N/A                 81.68%
--------------------------------------------------------------------------------------------------------------
  Asset Allocation Fund*              17.57%               N/A                N/A                 50.02%
--------------------------------------------------------------------------------------------------------------
  National Municipal Bond              5.66%               N/A                N/A                 19.51%
  Fund  (after fee waivers
  and expense
  reimbursements)*
--------------------------------------------------------------------------------------------------------------
  Corporate Bond Fund*+                4.03%              45.52%             76.20%              586.38%
--------------------------------------------------------------------------------------------------------------
  International Equity Fund            N/A                 N/A                N/A                 -1.09%++
--------------------------------------------------------------------------------------------------------------

--------------------

* Performance prior to October 25, 1996, October 21, 1996, November 20, 1996, February 28, 1997, November 20, 1996, November 11, 1996,
         November 11, 1996, February 28, 1997, November 20, 1996 and October 25, 1996 is represented by performance of the A Shares of the Aggressive Growth, Capital Income, U.S. Government Securities, California Tax Exempt Bond, Intermediate Bond, Blue Chip, Asset Allocation, National Municipal Bond, Corporate Bond and International Equity Funds, respectively. On the foregoing dates, K Shares of the above-listed Funds commenced operations.

+ Total return for the Pacific Horizon Corporate Bond Fund from 1984 through April 25, 1994 reflects performance of the predecessor fund, Bunker Hill Income Securities, Inc., a closed-end fund. Total return of the closed-end fund is calculated assuming a purchase of common stock at market value on the opening of the first day of each period reported. Total return for the closed-end fund does not reflect brokerage commissions. The annual operating expenses of the predecessor fund were less than the current operating expenses of the Pacific Horizon Corporate Bond Fund. Had current expenses been reflected in the predecessor fund's performance, such performance would have been reduced.

++       Inception date of International Equity Fund is May 13, 1996.

                 Based on the foregoing calculations, the 1) average annual total returns, and 2) the aggregate total returns for the SRF Shares of the Intermediate Bond, Blue Chip and Asset Allocation Funds for the years or periods indicated were as follows:

---------------------------------------------------------------------------------------------------
                                        Average Annual Return
---------------------------------------------------------------------------------------------------
                               One-Year Period       Five-Year Period     Period From Commencement
                                    Ended                 Ended            of Operations* through
                              February 28, 1997     February 28, 1997        February 28, 1997
---------------------------------------------------------------------------------------------------
  Intermediate Bond Fund             3.74%                 5.69%                    7.53%
---------------------------------------------------------------------------------------------------
  Blue Chip Fund                    27.42%                16.55%                   16.12%
---------------------------------------------------------------------------------------------------
  Asset Allocation Fund             18.03%                11.98%                   12.31%
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                        Aggregate Total Return
---------------------------------------------------------------------------------------------------
                               One-Year Period       Five-Year Period     Period From Commencement
                                    Ended                 Ended            of Operations* through
                              February 28, 1997     February 28, 1997        February 28, 1997
---------------------------------------------------------------------------------------------------
  Intermediate Bond Fund             3.74%                 31.89%                  91.88%
---------------------------------------------------------------------------------------------------
  Blue Chip Fund                    27.42%                115.11%                 282.80%
---------------------------------------------------------------------------------------------------
  Asset Allocation Fund             18.03%                 76.15%                 181.60%
---------------------------------------------------------------------------------------------------

-------------------------

* Performance of the SRF Shares for the years or periods between December 6, 1993 and February 28, 1997 is represented by the performance of the shares of the Bond, Blue Chip and Asset Allocation Funds ("SeaFirst Funds") of SeaFirst Retirement Funds ("SeaFirst") which were reorganized into SRF Shares of the Company's Intermediate Bond, Blue Chip and Asset Allocation Funds on June 23, 1997. The Company's Intermediate Bond, Blue Chip and Asset Allocation Funds and their corresponding SeaFirst Funds invest their assets in Master Investment Trust, Series I. Seafirst is the successor to Collective Investment Trust for Seafirst Retirement Accounts ("CIT"), a registered open-end management company, pursuant to a reorganization consummated on December 6, 1993. Prior to December 6, 1993, CIT offered funds ("CIT Funds") which had substantially similar investment objectives, policies and restrictions as those of the Seafirst Funds. The CIT Funds commenced operations on March 9, 1988. Performance of the SRF Shares for the period March 9, 1988 to December 6, 1993 is represented by the performance of the CIT Funds.

                 The Funds may also advertise total return data without reflecting sales charges in accordance with the rules of the SEC. Quotations which do not reflect such sales charges will, of course, be higher than quotations which do.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

                 Pacific Horizon is an open-end management investment company organized as a Maryland corporation on October 27, 1982. Pacific Horizon's Charter authorizes the Board of Directors to issue up to four hundred billion full and fractional common shares. Pursuant to the authority granted in the Charter, the Board of Directors has authorized the issuance of twenty-one classes of stock - Classes A through W Common Stock, $.001 par value per share, representing interests in twenty-one separate investment portfolios. Class D represents interests in the A Shares of the Aggressive Growth Fund, Class D -- Special Series 3 represents interests in the M Shares of the Aggressive Growth Fund and Class D -- Special Series 5 represents interests in the K Shares of the Aggressive Growth Fund; Class E represents interests in the A Shares of the U.S. Government Securities Fund, Class E -- Special Series 3 represents interests in the B Shares of the U.S. Government Securities Fund and Class E -- Special Series 5 represents interests in the K Shares of the U.S. Government Securities Fund; Class F represents interests in the A Shares of the Capital Income Fund, Class F -- Special Series 3 represents interests in the M Shares of the Capital Income Fund and Class F -- Special Series 5 represents interests in the K Shares of the Capital Income Fund; Class G represents interests in the A Shares of the California Tax-Exempt Bond Fund, Class G -- Special Series 3 represents interests in the M Shares of the California Tax-Exempt Bond Fund and Class G -- Special Series 5 represents interests in the K Shares of the California Tax-Exempt Bond Fund; Class M represents interests in the A Shares of the Intermediate Bond Fund, Class M -- Special Series 3 represents interests in the M Shares of the Intermediate Bond Fund; Class M -- Special Series 5 represents interests in the K Shares of the Intermediate Bond Fund, Class M -- Special Series 7 represents interests in the SRF Shares of the Intermediate Bond Fund; Class N represents interests in the A Shares of the Blue Chip Fund, Class N -- Special Series 3 represents interests in the M Shares of the Blue Chip Fund; Class N -- Special Series 5 represents interests in the K Shares of the Blue Chip Fund and Class N -- Special Series 7 represents interests in the SRF Shares of the Blue Chip Fund; Class O represents interests in the A Shares of the Asset Allocation Fund, Class O -- Special Series 3 represents interests in the M Shares of the Asset Allocation Fund; Class O -- Special Series 5 represents interests in the K Shares of the Asset Allocation Fund and Class O -- Special Series 7 represents interests in the SRF Shares of the Asset Allocation Fund; Class Q represents interests in the A Shares of the National Municipal Bond Fund, Class Q -- Special Series 3 represents interests in the M Shares of the National Municipal Bond Fund and Class Q -- Special Series 5 represents interests in the K Shares of the National Municipal

Bond Fund; Class T represents interests in the A Shares of the International Equity Fund, Class T -- Special Series 3 represents interests in the M Shares of the International Equity Fund and Class T -- Special Series 5 represents interests in the K Shares of the International Equity Fund; Class U represents interests in the A Shares of the Short-Term Government Fund, Class U - Special Series 3 represents interests in the M Shares of the Short-Term Government Fund and Class U - Special Series 5 represents interests in the K Shares of the Short-Term Government Fund; Class W represents interests in the A Shares of the Corporate Bond Fund, Class W -- Special Series 3 represents interests in the M Shares of the Corporate Bond Fund and Class W -- Special Series 5 represents interests in the K Shares of the Corporate Bond Fund. M Shares have not been offered to the public. Pacific Horizon's charter also authorizes the Board of Directors to classify or reclassify any particular class of Pacific Horizon's shares into one or more series.

                 Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses, Pacific Horizon's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of Pacific Horizon's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information."

                 Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Directors. Shares have cumulative voting rights to the extent they may be required by applicable law.

                 Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Pacific Horizon shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of Pacific Horizon voting without regard to particular Funds.

                 Notwithstanding any provision of Maryland law requiring a greater vote of Pacific Horizon's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by Pacific Horizon's Charter, Pacific Horizon may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of Pacific Horizon voting without regard to class.

THE MASTER PORTFOLIOS

                 The Intermediate Bond Master Portfolio and Blue Chip Master Portfolio are separate series of Master Investment Trust, Series I. The Master Trust's Declaration of Trust authorizes its Board of Trustees to issue an unlimited number of interests of beneficial interest and to establish and designate any unissued interests of one or more additional series of interests. Investors in the Master Portfolios are entitled to distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Master Portfolio. Investors are also entitled to participate in the net distributable assets of the Master Portfolio in which they hold beneficial interests on liquidation. Beneficial interests have no preemptive rights, conversion or exchange rights.

REPORTS

                 Shareholders will receive unaudited semi-annual reports describing the Master Portfolio's and Fund's investment operations and annual financial statements together with the reports of the independent accountants of the Portfolios and the Funds.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT

                 The Bank of New York, 90 Washington Street, New York, New York 10286, has been appointed custodian for the Non-Feeder Funds except the Corporate Bond Fund, International Equity Fund and Asset Allocation Fund. PNC Bank, National Association, 1600 Market Street, Philadelphia, PA 19103 has been appointed custodian for the Feeder Funds and their corresponding Master Portfolios and the Corporate Bond Fund, International Equity Fund and Asset Allocation Fund. The Bank of New York (with respect to the National Municipal Bond Fund, California Tax-Exempt Bond Fund, U.S. Government Securities Fund, Capital Income Fund and Aggressive Growth Fund) and PFPC (with respect to the Corporate Bond Fund, International Equity Fund, Short-Term Government Fund, Asset Allocation Fund, Intermediate Bond Fund and Blue Chip Fund) provide the Funds with certain accounting services pursuant to Fund Accounting Services Agreements with Bank of America. Both

PFPC, which is located at 103 Bellevue Parkway, Wilmington, DE 19809, and PNC Bank, National Association are wholly owned subsidiaries of PNC Bancorp, Inc., a bank holding company. Under separate Fund Accounting Services Agreements, The Bank of New York and PFPC have agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect their respective Funds. The monthly fees charged by The Bank of New York and PFPC under the Fund Accounting Agreements are borne by the Funds. As custodians, The Bank of New York and PNC Bank, N.A. each (i) maintain separate account or accounts in the name of the respective Funds and/or Master Portfolios, as appropriate (ii) hold and disburse portfolio securities; (iii) make receipts and disbursements of money, (iv) collect and receive income and other payments and distributions on account of portfolio securities, (v) respond to correspondence from security brokers and others relating to their respective duties and (vi) make periodic reports concerning their duties.

                 Effective October 25, 1997, PFPC Inc., P.O. Box 8968, Wilmington, Delaware 19899-8968, serves as transfer and dividend disbursing agent for each class of shares of the Funds, except the SRF shares of the Intermediate Bond Fund, Blue Chip Fund and Asset Allocation Fund. Effective on or about November 21, 1997, PFPC Inc. will serve as transfer and dividend disbursing agent for the Company's SRF shares. Prior to PFPC Inc. becoming the Company's transfer and dividend disbursing agent, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of BISYS, served as transfer and dividend disbursing agent.

COUNSEL

                 Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Pacific Horizon, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serves as counsel to the Companies and will pass upon the legality of the shares offered hereby. O'Melveny & Myers LLP acts as counsel to Bank of America and as special California counsel for the California Tax-Exempt Bond Fund and has reviewed the portions of the California Tax-Exempt Bond Fund's Prospectus and this Statement of Additional Information concerning California taxes and the description of the special considerations relating to California Municipal Securities.

INDEPENDENT ACCOUNTANTS

                 Price Waterhouse LLP, independent accountants, with offices at 1177 Avenue of the Americas, New York, New York, has been selected as independent accountants of each Fund and Master Portfolio for the fiscal year ended February 28, 1998.

FINANCIAL STATEMENTS AND EXPERTS

                 The Annual Reports for each Fund for their fiscal year ended February 28, 1997 (the "Annual Reports") accompanies this Statement of Additional Information. The financial statements and notes thereto in each Annual Report are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose report thereon also appears in each Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

MISCELLANEOUS

                 As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority" of the outstanding shares or interests of a Fund, a Master Portfolio or a particular series means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares or interests of such Fund, Master Portfolio or series or (b) 67% of the shares or interests of such Fund, Master Portfolio or series present at a meeting at which more than 50% of the outstanding shares or interests of such Fund, Master Portfolio or series are represented in person or by proxy.

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Treasury Only Fund were as follows: BA Securities Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 68,019,301.47 shares (32.37%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 115,811,976.99
shares (55.11%); Hare & Co., Bank of New York and Short-Term Investment Funds,
Attn: Bimal Saha, One Wall Street, New York, NY 10286, 18,564,856.67 shares (8.83%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 14,665,058.13 shares (63.88%); and City of Hope,
Attn: Corporate Accounting; 1500 East Duarte Road, Duarte, CA 91010, 1,952,348.83 shares (8.50%); and City and County of San Francisco, Mayor's Office of Community Development (MOCD), Attn: Pricilla Watts, 25 Van Ness Avenue, Suite 700, San Francisco, CA 94102, 4,902,943.68 shares (21.36%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn:
Linda

Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 42,378,318.42 shares (21.13%); Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 64,192,825.27 shares (32.01%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 62,881,591.27 shares (59.00%); BA Investment Services, Inc., Attn: Bob Santilli, 185 Berry Street, 3rd Floor, Unit 7852, San Francisco, CA 94107, 34,843,296.47 shares (32.70%); and Security Pacific Cash Management, c/o Bank of America - 6PO. M/C 5533, Attn: Regina Olsen, 1850 Gateway Blvd., Concord, CA 94520, 211,718,600.00 shares (33.22%); and Bank of America Southern Comm. Bank, Attn: Cindy 2964, P.O. Box 98600, Las Vegas, NV 89193-8600, 147,702,252.22 shares (23.18%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: Hare & Co., Bank of New York and Short Term Investment Funds, Attn: Bimal Saha, One Wall Street, New York, NY 10286, 69,602,119.63 shares (20.13%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 223,833,671.16 shares (64.75%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 218,751,508.19 shares (39.77%); Hare and Co., c/o Bank of New York, Attn: Frank Notaro Spec. Proc. Dep., One Wail Street, 5th Floor, New York, NY 10286,88,408,186.13 shares (16.07%); and Clark Company Nevada & Tr., Attn: Mark Aston, Treasurer, 520 South Grand Central Parkway, Las Vegas, NV 89155-1220, 30,000,000.00 shares (5.46%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 172,238,456.01 shares (11.43%); and BISYS Fund
Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 465,104,543.34 shares (30.85%); and
Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 219,164,704.13 shares (34.39%);

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the Treasury Fund were as follows: BA Investment Services, Inc., fbo Clients, Attn: Unit 7852- Dan

Spillane, P.O. Box 7042, San Francisco, CA 94120, 10,739,687.25 shares
(99.99%);

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 75,391,887.45 shares (47.32%); BA Securities,
Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 30,015,417.74 shares (18.84%); WALL Data Incorporated, 11332 NE 122nd Way, Kirkland, WA 98034, 15,984,662.30 shares (10.03%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 3,711,365.97
shares (8.37%); Sunquest Information Systems, Inc., Attn: Trena Couch, 1407 Eisenhower Boulevard, Johnstown, PA 15904-3217, 16,600,997.97 shares (37.47%); First Trust, NA as Escrow Agent, FBO Kaiser Aluminum & Chemical Corporation, Dept. of Labor, AC#98925410, P.O. Box 64010, St. Paul, MN 55164-0010,
7,198,000.00 shares (16.23%); Skinner Corporation, Attn: Debbie Sokvitne, 1326 Fifth Avenue, Suite 711, Seattle, WA 98101, 3,173,621.30 shares (7.16%); and Statek Corporation, Attn: Brian McCarthy, 512 N. Main Street, Orange, CA 92868, 3,251,044.76 shares (7.33%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn:
Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 34,261.567.41 shares (14.32%); Omnibus Account for the Shareholder Accounts Maintained by Concord Financial Services, Inc., Attn:
Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 34,736,091.09 (14.51%); Viejas Bond of Kumeyaay Indians, a Federally recognized Indian tribe, 5000 Willows Road, Alpine, CA 91901, 15,497,635.34 share (6.48%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 27,977,885.64 shares
(40.55%); and Bank of Nevada Southern Comm Bank, Attn: Cindy 2964, P.O. Box 98600, Las Vegas, NV 89193-8600, 29,467,772.62 shares (42.71%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: Hare & Co, Bank of New York and Short Term investment Funds, Attn: Binal Saha, One Wall Street, New York, NY 10286, 149,394,037.41 shares (6.78%); BA Investment Services, Inc. For the Benefit of Clients, Attn: Unit 7852 - Bob Santilli, P.O. Box

7042, San Francisco, CA 94120, 1,749,802,842.05 shares (79.43%); and BA
Securities, Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 201,016,335.34 shares (9.12%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 1,346,839,017.87 shares (46.24%); and BISYS Fund
Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 319,718,303.80 shares (10.98%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the Prime Fund were as follows: BA Investment Services, Inc., fbo Clients, Attn: Unit 7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 302,342,053.89 shares (99.44%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 86,159,563.09 shares (93.62%); and Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 250,784,940.81 shares (97.77%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,522,433.57 shares (13.92%); and BISYS Fund
Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 115,386,215.41 shares (71.30%).

                 At May 30, 1997 the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 115,386,215.41 shares (83.67%); and BA Investment Services, Inc., Attn: Bob Santilli, 185 Berry St, 3rd Floor, Unit 7852, San Francisco, CA 94107, 21,291,069.77 shares (15.44%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the California Tax-Exempt Money market Fund were as follows: BISYS Fund Services, Inc., Pittsburgh, fbo our sweep customers, First and Market Building, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 169,545,900.04 shares (36.95%); and BISYS Fund Services, Inc. Pittsburgh, fbo our customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 213,083,138.26 shares (46.44%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the California Tax-Exempt Money Market Fund were as follows:
BA Securities, Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 201,984,699.03 shares (44.18%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 237,034,467.39 shares (51.85%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the California Tax-Exempt Money Market Fund were as follows:
Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 577,212,706,197.26 shares (55.59%); and BA Investment Services,
Inc., Attn: Bob Santilli, 185 Berry Street, 3rd Floor, Unit 7852, San Francisco, CA 94107, 138,830,382.32 shares (36.28%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the California Tax-Exempt Money Market Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 36,250,280.71 shares (100%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the California Tax-Exempt Bond Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit #38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 2,174,529.37 shares (7.35%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding A Shares of the Corporate Bond Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box

3577 Terminal Annex, Los Angeles, CA 90051, 409,252.52 shares (18.32%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Corporate Bond Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 14,251.35 shares (99.53%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc., fbo 421981352, 185 Berry Street, 3rd Floor, Suite 2640, San Francisco, CA 94104, 80,975.44 shares (6.21%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the National Municipal Bond Fund were as follows: BISYS Fund Services, Inc., 3435 Stelzer Road, Suite 100, Columbus, Ohio 43219, 104,764 shares (100%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the International Equity Fund were as follows: PACO, Attn: Mutual Funds, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 427,589.93 shares (18.72%); and PACO, Attn: Mutual Funds, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 542,804.32 shares (23.76%); and Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 681,085.08 shares (29.82%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the International Equity Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 22,466.70 shares (99.55%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Aggressive Growth Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 37,286.30 shares (99.86%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Intermediate Bond Fund were as follows: PACO, Attn: Mutual Funds, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 187,640.73 shares (6.32%); Bank of America National Trust and Savings Association, The Private Bank,

Attn: Common Trust Funds Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 1,623,599.96 shares (54.65%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Intermediate Bond Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 43,333.53 shares (99.75%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Blue Chip Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 688,814.59 shares (10.26%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Blue Chip Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 81,570.10 shares (99.94%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Capital Income Fund were as follows: BA Investment Services, Inc., fbo 426275621, 185 Berry Street, 3rd Floor, Suite 2640, San Francisco, CA 94104, 5,831.48 shares (8.01%); Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 65,302.16 shares (89.71%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the California Tax-Exempt Bond Fund were as follows: BISYS Fund Services, Inc., Attn: Regulation and Compliance Department, 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, 144.47 shares (100%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Asset Allocation Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 114,739.11 shares (6.13%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Asset Allocation Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 42,234.07 shares (99.86%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the U.S. Government Securities Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 48,196.66 shares (99.76%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Short-Term Government Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 2,075,151.21 shares (97.15%)

                 At such dates, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

                 The Prospectuses relating to the Funds and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

                                  APPENDIX A


COMMERCIAL PAPER RATINGS

                 A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                 "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                 "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                 "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

                 "B" - Issue has only a speculative capacity for timely payment.

                 "C" - Issue has a doubtful capacity for payment.

                 "D" - Issue is in payment default.


                 Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                 "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                 "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                 "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                 "Not Prime" - Issuer does not fall within any of the Prime rating categories.


                 The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                 "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                 "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                 "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                 "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                 "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                 "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                 "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                 Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                 "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                 "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                 "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                 "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                 "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                 "D" - Securities are in actual or imminent payment default.

                 Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


                 Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

                 "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                 "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                 "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                 "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


                 IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                 "A1+" - Obligations supported by the highest capacity for timely repayment.

                 "A1" - Obligations are supported by the highest capacity for timely repayment.

                 "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                 "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

                 "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

                 "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

                 "D" - Obligations which have a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                 The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                 "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                 "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                 "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                 "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                 "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                 "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                 "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                 "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                 "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                 "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                 "CI" - This rating is reserved for income bonds on which no interest is being paid.

                 "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                 PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                 "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                 "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                 "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                 "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                 Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                 (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

                 The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                 "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                 "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                 "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                 "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                 "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                 To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                 The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                 "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                 "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                 "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                 "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                 "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

                 To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


                 IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                 "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                 "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                 "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                 "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                 "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                 IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


                 Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                 "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                 "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                 "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                 "D" - This designation indicates that the long-term debt is in default.

                 PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

                 A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                 "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                 "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                 "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                 Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk.

The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                 "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                 "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                 "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                 "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                 "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


                 Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B


                 As stated in the Prospectuses, the Portfolios, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix B.

I.       INTEREST RATE FUTURES CONTRACTS

                 Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Portfolio may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                 A Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

                 Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                 Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

                 Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                 A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. A Portfolio may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

                 Examples of Futures Contract Sale. A Portfolio would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The investment adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the investment adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. Such Portfolio might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

                 In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

                 The investment adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

                 If interest rate levels did not change, the Portfolio in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

                 Examples of Futures Contract Purchase. A Portfolio would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Portfolio's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Portfolio would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Portfolio may purchase.

                 For example, assume that the market price of a long-term bond that a Portfolio may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The investment adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the investment adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Portfolio might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Portfolio would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Portfolio pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

                 The investment adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Portfolio would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

                 If, however, short-term rates remained above available long-term rates, it is possible that the Portfolio would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.      MUNICIPAL BOND INDEX FUTURES CONTRACTS

                 A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of a number of term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The prices are then averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                 The National Municipal Bond Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the National Municipal Bond Fund will purchase index futures contracts in anticipation of purchases of securities.
In a substantial majority of these transactions, the National Municipal Bond Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                 Closing out a futures contract sale prior to the settlement date may be effected by the National Municipal Bond Fund's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the National Municipal Bond Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the National Municipal Bond Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the National Municipal Bond Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the National Municipal Bond Fund realizes a loss.

Example of a Municipal Bond Index Futures Contract

                 Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                                                     Current Price
                                                                                     (points and
                                                                    Maturity         thirty-seconds
Issue                             Coupon           Issue Date         Date           of a point)
-----                             ------           ----------       --------         --------------

Ohio HFA                          9  3/8              5/05/83        5/1/13              94-2
NYS Power                         9  3/4              5/24/83        1/1/17             102-0
San Diego, CA IDR                 10                  6/07/83        6/1/18             100-14
Muscatine, IA Elec                10 5/8              8/24/83        1/1/08             103-16
Mass Health & Ed                  10                  9/23/83        7/1/16             100-12

                 The current value of the portfolio is $5,003,750.

                 To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

                 On March 23, the bonds in the portfolio have the following values:

                       Ohio HFA                          81-28
                       NYS Power                         98-26
                       San Diego, CA IDB                 98-11
                       Muscatine, IA Elec                99-24
                       Mass Health & Ed                  97-18

                 The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

                 The following table provides a summary of transactions and the results of the hedge.

                                           Cash Market                         Futures Market
                                           -----------                         --------------

                 February 2                $5,003,750 long posi-               Sell 50 Municipal Bond
                                           tion in municipal                   futures contracts at
                                           bonds                               86-09

                 March 23                  $4,873,438 long posi-               Buy 50 Municipal Bond
                                           tion in municipal                   futures contracts at
                                           bonds                               83-27
                                           ---------------------               ----------------------

                                           $130,312 Loss                       $121,875 Gain

                 While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

                 The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.



III.     STOCK INDEX FUTURES CONTRACTS

                 A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                 The Aggressive Growth Fund and Capital Income Fund, Blue Chip Master Portfolio, Asset Allocation Master Portfolio and International Equity Master Portfolio will sell stock index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. The Portfolios may do so either to hedge the value of their respective portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Portfolios will purchase stock index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Portfolios will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                 In addition, the Aggressive Growth Fund and Capital Income Fund, Blue Chip Master Portfolio, Asset Allocation Master Portfolio and International Equity Master Portfolio may utilize stock index futures contracts in anticipation of changes in the composition of their respective portfolio holdings. For example, in the event that a Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Portfolios may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of their respective portfolios will decline prior to the time of sale.

                 The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price

         Portfolio                                                   Futures
         ---------                                                   -------

                                                           -Day Hedge is Placed-

Anticipate Buying $62,500                                      Buying 1 Index Futures
   Aggressive Growth Fund                                        at 125
                                                               Value of Futures =
                                                                 $62,500/Contract

                                                           -Day Hedge is Lifted-

Buy Aggressive Growth Fund with                            Sell 1 Index Futures at 130
   Actual Cost = $65,000                                       Value of Futures = $65,000/
Increase in Purchase Price =                                     Contract
   $2,500                                                      Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

         Portfolio                                                   Futures
         ---------                                                   -------

                                                           -Day Hedge is Placed-

Anticipate Selling $1,000,000                                  Sell 16 Index Futures at 125
   Aggressive Growth Fund                                  Value of Futures = $1,000,000

                                                           -Day Hedge is Lifted-

Aggressive Growth Fund-Own                                 Buy 16 Index Futures at 120
   Stock with Value = $960,000                                 Value of Futures = $960,000
   Loss in Fund Value = $40,000                            Gain on Futures = $40,000

                 If, however, the market moved in the opposite direction, that is, market value decreased and a Portfolio had entered into an anticipatory purchase hedge, or market value increased and a Portfolio had hedged its stock portfolio, the results of the Portfolio's transactions in stock index futures would be as set forth below.

                  ANTICIPATORY PURCHASE HEDGE:  Buy the Future
               Hedge Objective:  Protect Against Increasing Price

         Portfolio                                                   Futures
         ---------                                                   -------

                                                           -Day Hedge is Placed-
Anticipate Buying $62,500                                     Buying 1 Index Futures at 125
   Aggressive Growth Fund                                  Value of Futures = $62,500/
                                                               Contract

                                                           -Day Hedge is Lifted-

Buy Aggressive Growth Fund with                            Sell 1 Index Futures at 120
   Actual Cost - $60,000                                      Value of Futures = $60,000/
Decrease in Purchase Price = $2,500                                 Contract
                                                           Loss on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                               Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

         Portfolio                                                   Futures
         ---------                                                   -------

                                                           -Day Hedge is Placed-

Anticipate Selling $1,000,000                              Sell 16 Index Futures at 125
   Aggressive Growth Fund                                     Value of Futures = $1,000,000

                                                           -Day Hedge is Lifted-

Aggressive Growth Fund-Own                                 Buy 16 Index Futures at 130
   Stock with Value = $1,040,000                              Value of Futures = $1,040,000
   Gain in Fund Value = $40,000                            Loss of Futures = $40,000


IV.  FUTURES CONTRACTS ON FOREIGN CURRENCIES

                 A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Aggressive Growth Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

V.  MARGIN PAYMENTS

                 Unlike when a Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Portfolio's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the investment adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

VI.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

                 There are several risks in connection with the use of futures in the Portfolios as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Portfolio involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Portfolio may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Portfolio may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It is also possible that, where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Portfolio may decline. If this occurred, the Portfolio would lose money on the future and also experience a decline in value in its portfolio securities.

                 Where futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

                 In instances involving the purchase of futures contracts by a Portfolio, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

                 In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the investment adviser may still not result in a successful hedging transaction over a short time frame.

                 Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

                 Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

                 Successful use of futures by a Portfolio is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

VII.   OPTIONS ON FUTURES CONTRACTS

                 Each Portfolio may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

                 Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Portfolios because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VIII.  OTHER HEDGING TRANSACTIONS

                 The U.S. Government Securities Fund and Capital Income Fund and the Blue Chip, Intermediate Bond, Asset Allocation and International Equity Master Portfolios presently intend to use interest rate futures contracts, the Aggressive Growth Fund and the Blue Chip, Asset Allocation and International Equity Master Portfolios presently intend to use stock index futures contract (and foreign currency futures contracts (and related options) with respect to the Aggressive Growth Fund and International Equity Master Portfolio) in connection with their hedging activities. Nevertheless, each of these Portfolios is authorized to enter into hedging transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Portfolios' hedging strategies if, in the judgment of the investment adviser, transactions therein are necessary or advisable.

IX.  ACCOUNTING AND TAX TREATMENT

                 Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

                 Generally, futures contracts and options on futures contracts held by a Portfolio at the close of the Portfolio's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract or option ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by a Portfolio in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle (if they have not been held for the long-term holding period) will be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Portfolio's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

                 Certain foreign currency contracts entered into by the Aggressive Growth Fund may be subject to the "marking-to-market" process, but gain or loss will be treated as 100% ordinary gain or loss. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury has not issued any such regulations. Foreign currency contracts entered into by the Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

                 With respect to the Aggressive Growth Fund, and Capital Income Fund and the Intermediate Bond, Asset Allocation and International Equity Master Portfolios, some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that such Funds may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                 Qualification as a regulated investment company under the Code requires that each Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                 The Short-Short test is an additional requirement for qualification as a regulated investment company under the Code. With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the Short-Short test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                           PACIFIC HORIZON FUNDS, INC.
                                 (THE "COMPANY")
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                              ASSET ALLOCATION FUND


                                  June 24, 1997
                          (as revised October 28, 1997)

                                TABLE OF CONTENTS

                                                                          Page

The Company.........................................................         2
Investment Objectives And Policies..................................         2
Additional Purchase And Redemption Information......................        25
Additional Information Concerning Taxes.............................        32
Management..........................................................        35
General Information.................................................        62
Appendix A..........................................................       A-1
Appendix B..........................................................       B-1


         This Statement of Additional Information applies to the A and K Shares of the Pacific Horizon Asset Allocation Fund (the "Fund") of the Company. This Statement of Additional Information is meant to be read in conjunction with the Prospectus dated June 24, 1997, as it may from time to time be revised (the "Prospectus"), and is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in either A or K Shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectus relating to the Fund may be obtained by calling Provident Distributors, Inc. ("PDI" or the "Distributor") at 800-332-3863. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                                   THE COMPANY

         The Company was organized on October 27, 1982 as a Maryland corporation. The Fund commenced operations on January 24, 1994. Prior to June 23, 1997, the Asset Allocation Fund invested all of its assets in the Asset Allocation Portfolio ("Master Portfolio") of Master Investment Trust, Series I ("Master Trust I"), which had an identical investment objective. On June 23, 1997, the Asset Allocation Fund withdrew its assets from the Master Portfolio and invested them directly in securities.

         The Company also offers other investment portfolios which are described in separate Prospectuses and Statements of Additional Information. For information concerning these other portfolios contact the Distributor at the telephone number stated on the cover page of this Statement of Additional Information.

                       INVESTMENT OBJECTIVES AND POLICIES

         The Prospectus for the Fund describes the investment objective of the Fund. The following is a discussion of the various investments and techniques employed by the Asset Allocation Fund. The following information supplements and should be read in conjunction with the descriptions of the investment objective and policies in the Prospectus for the Fund.

PORTFOLIO TRANSACTIONS

         The portfolio turnover rate described in the Prospectus is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Company to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For the fiscal years ended February 28, 1997 and February 29, 1996, the portfolio turnover rates for the Master Portfolio were 116% and 157%, respectively.

         Subject to the general control of the Board of Directors, Bank of America National Trust and Savings Association ("Bank of America" or the "investment adviser") is responsible for, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for the Asset Allocation Fund.

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Purchases and sales of portfolio securities for the fixed income portion of the Fund are normally principal transactions without brokerage commissions.

         For the fiscal years and period indicated, the Master Portfolio paid the following brokerage commissions:

         ----------------------------------------------------------------------
                  Year Ended              Year Ended             Year Ended
               February 28, 1997      February 29, 1996      February 28, 1995
-------------------------------------------------------------------------------
Master            $152,720               $175,960                $152,778
Portfolio
-------------------------------------------------------------------------------

         In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The Investment Advisory Agreement between the Company and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory Agreement authorizes Bank of America, subject to the approval of the Board of Directors of the Fund to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the Fund or Company. Brokerage and research services may include: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

         It is possible that certain of the brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Company or the Fund may be the primary beneficiary of the brokerage or research services received as a result of portfolio transactions effected for such other accounts or investment companies.

         Brokerage and research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America. Such services may be useful to Bank of America in serving the Company and other clients and, conversely, services obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company. In connection with its investment management services with respect to the Fund, Bank of America will not acquire certificates of deposit or other securities issued by it or its affiliates, and will give no preference to certificates of deposit or other securities issued by Service Organizations. In addition, portfolio securities in general will be purchased from and sold to affiliates of the Company, Bank of America, the Distributor and their affiliates acting as principal, underwriter, syndicate member, market-maker, dealer, broker or in any similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

         The Fund, may participate, if and when practicable, in bidding for the purchase of securities of the U.S. Government and its agencies and instrumentalities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Directors of the Fund, believes such practice to be in the interest of the Fund.

         To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased on behalf of the Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

         The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by Pacific Horizon as of the close of its most recent fiscal year. As of February 28, 1997: (a) the Treasury Fund held the following securities:
Repurchase Agreement with Dean Witter, Reynolds, Inc. in the principal amount of $125,000,000; and Repurchase Agreement with Goldman Sachs & Co. in the principal amount of $453,423,000; (b) the Government Fund held the following security:
Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $50,000,000; (c) the Prime Fund held the following securities, Merrill Lynch & Co., Inc. commercial paper in the principal amount of $50,000,000; Bear Stearns Cos., Inc. commercial paper in the principal amount of $25,000,000; Merrill Lynch & Co., Inc.

corporate debt in the principal amount of $25,000,000; Merrill Lynch & Co., Inc. weekly variable rate obligation in the principal amount of $50,000,000; Merrill Lynch & Co., Inc. weekly variable rate obligation in the principal amount of $50,000,000; Merrill Lynch & Co., Inc. quarterly variable rate obligation in the principal amount of $50,000,000; Dean Witter Discover & Co- Monthly Variable Rate Obligation in the principal amount of $25,000,000; Dean Witter Discover & Co. corporate obligation in the principal amount of $15,000,000; Goldman Sachs Group L.P. master note in the principal amount of $300,000,000; Dean Witter Discover and Co., commercial paper in the principal amount of $25,000,000, Dean Witter and Co., commercial paper in the principal amount of $50,000,000; Morgan Stanley Group, Inc. master note in the principal amount of $250,000,000, Bear Stearns Companies, Inc. monthly variable rate obligation in the principal amount of $18,000,000; Bear Stearns Companies, Inc. monthly variable rate note in the principal amount of $25,000,000; (d) the Corporate Bond Fund held the following securities: Goldman Sachs Group corporate obligation in the principal amount of $1,500,000; Lehman Brothers corporate obligation in the principal amount of $1,000,000; Merrill Lynch & Co., Inc. corporate obligation in the principal amount of $1,500,000; (e) the Intermediate Bond Master Portfolio held the following security: Paine Webber Group medium term note in the amount of $3,000,000; (f) the Asset Allocation Master Portfolio held the following securities: Dean Witter common stock in the amount of $2,701,600, Lehman Brothers corporate obligation in the principal amount of $1,000,000; Morgan Stanley corporate obligation in the principal amount of $3,800,000; Paine Webber Group medium term note in the principal amount of $2,500,000; (g) the Capital Income Fund held the following security: Merrill Lynch & Co., Inc. Structured Yield Product Exchangeable for Stock in the amount of $3,575,000; (h) the Blue Chip Master Portfolio held the following security: Dean Witter common stock in the amount of $6,220,588.

         Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc., Paine Webber, are considered to be regular brokers and dealers of the Company.

TYPES OF OBLIGATIONS, INVESTMENT RISKS, AND OTHER INVESTMENT
INFORMATION

         The following discussion supplements the descriptions of such investments in the Prospectus.

         Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. Certificates of deposit, bankers' acceptances and time deposits are eligible investments for the Fund as described in its Prospectus. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' Acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of Deposit and Bankers Acceptances may only be purchased from domestic or foreign banks and financial institutions having total assets at the time of purchase in excess of $2.5 billion (including assets of both domestic and foreign branches). Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank are not permissible investments for the Fund.

         Instruments issued by foreign banks or financial institutions may be subject to investment risks that are different in some respects than the risks associated with instruments issued by those U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

         Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

         As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations.

         Commercial Paper and Short-Term Notes. The investment policies of the Fund permit investment in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable and floating rate instruments, issues of commercial paper and short-term notes will normally have maturities of less than 9 months and fixed rates of return, although such instruments may have maturities of up to one year.

         Commercial paper and short-term notes will consist of issues rated at the time of purchase A-2 or higher by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization ("NRSRO"); or if unrated, will be determined by Bank of America to be of comparable quality under procedures established by the Board of Directors of the Fund. These rating symbols are described in Appendix A.

         Other Investment Companies. In connection with the management of its daily cash position, the Fund may invest in the securities of other investment companies (including money market mutual funds advised by Bank of America). The Fund is permitted to invest up to 5% of the value of its total assets in the securities of another investment company; except with respect to the investment in a money market mutual fund advised by Bank of America, the Fund is permitted to invest the greater of 5% of its respective net assets or $2.5 million. However, no more than 10% of the Fund's total assets may be invested in the securities of other investment companies in the aggregate. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act and the Fund's fundamental investment limitations. As a shareholder of another investment company, the Fund would bear along with other shareholders, its pro-rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The 1940 Act generally prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. In addition, no more than 10% of the outstanding voting stock of any one investment company may be owned in the aggregate by the Fund and any other investment company advised by the investment adviser.

         Repurchase Agreements. The Fund is permitted to enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers which are deemed to be creditworthy subject to the seller's agreement to repurchase and the agreement of the Fund to resell such securities at a mutually agreed upon date and price.

Repurchase agreements maturing in more than seven days are considered illiquid investments and investments in such repurchase agreements along with any other illiquid securities will not exceed 10% of the value of the net assets of the Fund. The Fund is not permitted to enter into repurchase agreements with Bank of America or its affiliates, and will give no preference to repurchase agreements with Service Organizations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by a custodian or sub-custodian of the Fund or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser shall require that the value of the collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, shall be equal to or greater than the resale price (including interest) provided in the agreement. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss because of adverse market action or to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

         U.S. Government Obligations. The Fund is permitted to make investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of more than ten years. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

         Variable and Floating Rate Instruments. As described in the Prospectus, the Fund may acquire variable and floating rate instruments and master demand notes. Such instruments are frequently not rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Fund, Bank of America will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (which include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Fund. The absence of such an active secondary market could make it difficult to dispose of a variable or floating rate instrument in the event the issuer of the instrument defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Investments in illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have active trading markets) are subject to the Fund's fundamental 10% of net assets limitation on illiquid securities. Variable and floating rate instruments may be secured by bank letters of credit.

         Reverse Repurchase Agreements. As described in the Prospectus, the Fund is permitted to borrow funds for temporary purposes by entering into reverse repurchase agreements with such financial institutions as banks and broker-dealers in accordance with the investment limitations described therein. Whenever the Fund enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian liquid assets such as cash, U.S. Government securities or other liquid high grade debt securities having a value equal to the repurchase price (including accrued interest) and Bank of America will subsequently continuously monitor the account for maintenance of such equivalent value. The Fund intends to enter into reverse repurchase agreements to avoid otherwise having to sell securities during unfavorable market conditions in order to meet redemptions. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

         Options Trading. The Fund may, under certain circumstances and in accordance with investment limitations described in its prospectus, engage in options trading. Such options may relate to U.S. and foreign securities or to various stock indices. The Fund presently intends that the aggregate value of its assets subject to options will not exceed 5% of the value of its net assets. The investment policies of the Fund provide that the aggregate value of the Fund's assets subject to options may not exceed 25% of the value of its net assets.

         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original premium paid for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. Unlisted options are not subject to the protections afforded purchases of options listed by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options. Furthermore, it is the position of the staff of the SEC that over-the-counter options are illiquid. To the extent that the Fund invests in options that are illiquid (including over-the-counter options), such investment will be subject to the Fund's limitations on illiquid securities.

         The Fund will continue to receive interest or dividend income on the securities underlying such puts until they are exercised by it. Any losses realized by the Fund in connection with its purchase of put options will be limited to the premiums paid by the Fund for the options plus any transaction costs. A gain or loss may be wholly or partially offset by a change in the value of the underlying security which the Fund owns.

         The Fund is permitted to write call options if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the

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



call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

         The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as his obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

         If the Fund desires to sell a particular security it owns, on which it has written an option, the Fund will seek to effect a closing purchase transaction prior to, or concurrently with, the sale of the security. In order to close out a covered call option position, the Fund will enter into a "closing purchase transaction" - the purchase of a call option on a security or stock index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index.

         When the Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by it on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. Moreover, because increases in the market price of an option will generally reflect (although not necessarily in direct proportion) increases in the market price of the underlying security any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security if such security is owned by the Fund. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well- conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         Futures. The Fund may purchase and sell both interest rate and stock index futures contracts (as well as purchase related options). A futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a specified obligation or stock index (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities is normally made. The Fund may not purchase or sell futures contracts and purchase related options unless immediately after any such transaction the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. An option to buy a futures contract is "in-the-money" if the then current purchase price of the contract that is subject to the option is less than the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is the subject of the option.

         Successful use of futures contracts by the Fund is subject to Bank of America's ability to predict correctly movements in the direction of the stock market or interest rates. There are several risks in connection with the use of futures contracts by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures contract. If the price of the futures contract moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

         It is also possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value in its portfolio securities.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contract and the securities being hedged, the price of futures contracts may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movement in the cash market and movements in the price of futures contracts, a correct forecast of general market trends or interest rate movements by Bank of America may still not result in a successful hedging transaction over a short time frame.

         Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The liquidity of a secondary market in a futures contract may in addition be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Options on Futures Contracts. The acquisition of put and call options on a futures contract will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position of prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase.

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



However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         For additional information concerning Futures and options thereon, please see Appendix B to this Statement of Additional Information.

         Foreign Investments. The Fund may invest in securities of foreign issuers that may or may not be publicly traded in the United States.

         Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign brokerage commissions and custodian fees are generally higher than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

         Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         In considering whether to invest in the securities of a foreign company, Bank of America considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies will fluctuate from time to time within the percentage limits stated above depending on the investment adviser's assessment of prevailing market, economic and other conditions.

         Municipal Securities. The Fund may invest in Municipal Securities. Municipal Securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition, certain types of private activity bonds (including industrial development bonds under prior law) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from regular federal income tax.

         The Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term tax-exempt loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. The Fund may also purchase tax-exempt commercial paper.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and

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



between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("D&P") represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced. The investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

         An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its Municipal Securities may be materially adversely affected by litigation or other conditions. Further, it should also be noted with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

         Information about the financial condition of issuers of Municipal Securities may be less available than about corporations a class of whose securities is registered under the Securities Exchange Act of 1934.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the Fund's Prospectus under "Tax Information.") Proposals to further restrict or eliminate the tax benefits of municipal securities, while pending or if enacted, might materially adversely affect the availability of Municipal Securities for investment by the Fund and the liquidity and value of the Fund. In such an event, the Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution.

         When-Issued Securities and Forward Commitments. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When the Fund agrees to purchase securities on a "when-issued," or "forward commitment" basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the commitment. It may be expected that the net assets of the Fund will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Fund does not intend to engage in these transactions for speculative purposes but primarily in order to hedge against anticipated changes in interest rates. Because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, its liquidity and the ability of the investment adviser to manage it may be affected in the event the forward commitments and commitments to purchase when-issued securities ever exceeded 25% of the value of the Fund's assets.

         The Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

         When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when- issued purchase or forward commitment transaction and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         The Portfolios may convert Convertible Securities during periods when market conditions are unfavorable for their disposition or as a result of developments such as the issuer's call or a decline in the market liquidity for such Convertible Securities. The securities obtained upon the conversion may be retained for temporary periods of not greater than two months after conversion, and during such periods such securities will be considered to be Convertible Securities for purposes of complying with this policy. Conversions may also occur when necessary to permit orderly disposition of the investment (for example, where a more substantial market exists for the underlying security than for a relatively thinly traded Convertible Security) or when a Convertible Security reaches maturity or has been called for redemption.

         Securities Lending. The Fund may lend securities as described in its Prospectus. Such loans will be secured by cash or securities of the U.S. Government and its agencies and instrumentalities. The collateral must be at all times equal to at least the market value of the securities loaned and is "marked to market" daily. The Fund will continue to receive interest or dividends on the securities it loans, and will also earn interest on the investment of any cash collateral. Although voting rights, or rights to consent, attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a fund if a material event affecting the investment is to occur.

         Asset-Backed and Mortgage-Related Securities. The Asset Allocation Fund may invest in asset-backed securities, including mortgage-backed securities representing an undivided ownership interest in a pool of mortgages, such as certificates of the Government National Mortgage Association ("GNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

         There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned, entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank, and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Asset Allocation Fund may also invest in non- mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities may not be issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of non-mortgage backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in the respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most of the obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

         The development of non-mortgage backed securities is at an early stage compared to mortgage backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage backed securities is not as well developed as that for mortgage backed securities guaranteed by government agencies or instrumentalities. Bank of America intends to limit its purchases for the Corporate Bond Fund of mortgage backed securities issued by certain private organizations and non-mortgage backed securities to securities that are readily marketable at the time of purchase.

ADDITIONAL INFORMATION

         The investment adviser's own investment portfolios may include bank certificates of deposit, bankers' acceptances, corporate debt obligations, equity securities and other investments any of which may also be purchased by a fund of the Company. The Fund may also invest in securities, interests or obligations of companies or entities which have a deposit, loan, commercial banking or other business relationship with Bank of America or any of its affiliates (including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by a fund of the Company).

OTHER INVESTMENT LIMITATIONS

         The Fund's investment objectives are fundamental. The Prospectus for the Fund sets forth or summarizes certain fundamental policies that may not be changed with respect to the Fund without the affirmative vote of the holders of the majority of the Fund's outstanding shares or outstanding interests (as defined below under "General Information - Miscellaneous"). The following enumerated additional fundamental policies, as well as the Fund's investment objectives, may not be changed for the Fund without such a vote of shareholders or interestholders.

         THE FUND MAY NOT:

         1. Purchase securities (except securities issued by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets will be invested in the securities of any one issuer or it would own more than 10% of the voting securities of such issuer, except that up to 25% of its total assets may be invested without regard to these limitations; and provided that all of its assets may be invested in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions without regard to the limitations set forth in this paragraph;

         2. Pledge, mortgage or hypothecate the assets of the Fund to any extent greater than 10% of the value of the total assets of the Fund.

         3. Make loans to other persons, except that the Fund may make time or demand deposits with banks, provided that time deposits shall not have an aggregate value in excess of 10% of the Fund's net assets, and may purchase bonds, debentures or similar obligations that are publicly distributed, may loan portfolio securities not in excess of 10% of the value of the total assets of the Fund, and may enter into repurchase agreements as long as repurchase agreements maturing in more than seven days do not exceed 10% of the value of the total assets of the Fund;

         4. Purchase or sell commodities contracts, except that the Fund may purchase or sell futures contracts on financial instruments, such as bank certificates of deposit and U.S. Government securities, foreign currencies and stock indexes and options on any such futures if such options are written by other persons and if (i) the futures or options are listed on a national securities or commodities exchange, (ii) the aggregate premiums paid on all such options that are held at any time do not exceed 20% of the total net assets of the Fund, and (iii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the total assets of the Fund;

         5. Purchase any securities for the Fund that would cause more than 25% of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry; provided that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government, its agencies and instrumentalities; and provided further that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objectives, policies and restrictions as the Fund without regard to the limitations set forth in this paragraph (5).

         6. Invest the assets of the Fund in nonmarketable securities that are not readily marketable (including repurchase agreements maturing in more than seven days, securities described in restriction (2) in the Prospectus, restricted securities, certain OTC options and securities used as cover for such options and stripped mortgage-backed securities) to any extent greater than 10% of the value of the total assets of the Fund; provided, however, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof with substantially the same investment objectives, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (6).

         7. Borrow money for the Fund except for temporary emergency purposes and then only in an amount not exceeding 5% of the value of the total assets of the Fund. Borrowing shall, for purposes of this paragraph, include reverse repurchase agreements. Any borrowings, other than reverse repurchase agreements, will be from banks. The Company will repay all borrowings in the Fund before making additional investments for the Fund and interest paid on such borrowings will reduce income.

         8.   Issue senior securities.

         9. Underwrite any issue of securities, provided, however, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (9).

         10. Purchase or sell real estate or real estate mortgage loans, but this shall not prevent investments in instruments secured by real estate or interests therein or in marketable securities of issuers that engage in real estate operations.

         11.  Purchase on margin or sell short.

         12. Purchase or retain securities of an issuer if those members of the Board of the Company, each of whom own more than 1/2 of 1% of such securities, together own more than 5% of the securities of such issuer, provided, however, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (12).

         13. Purchase securities of any other investment company (except in connection with a merger, consolidation, acquisition or reorganization) if, immediately after such purchase, the Company (and any companies controlled by it) would own in the aggregate
              (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company would have an aggregate value in excess of 5% of the value of the total assets of the Company, or (iii) securities issued by such investment company and all other investment companies would have an aggregate value in excess of 10% of the value of the total assets of the Company provided, however, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, having substantially the same investment objectives, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph
              (13).

         14. Invest in or sell put, call, straddle or spread options or interests in oil, gas or other mineral exploration or development programs.


              *                             *                         *

         If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

         The Fund treats, in accordance with the current views of the Staff of the SEC and as a matter of non-fundamental policy that may be changed without a vote of shareholders or interestholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.


         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Information on how to purchase and redeem Fund shares, and how such shares are priced, is included in the Prospectus.

VALUATION OF THE ASSET ALLOCATION FUND

         Portfolio securities for which market quotations are readily available (other than debt securities with remaining maturities of 60 days or less) are valued at the last reported sale price or (if none is available) the mean between the current quoted bid and asked prices provided by investment dealers. Other securities and assets for which market quotations are not readily available are valued at their fair value using methods determined under the supervision of the particular Board. Debt securities with remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such basis does not represent fair value at the time. Under this method, such securities are valued initially at cost on the date of purchase or, in the case of securities purchased with more than 60 days to maturity, are valued at their market or fair value each day until the 61st day prior to maturity. Thereafter, absent unusual circumstances, a constant proportionate amortization of any discount or premium is assumed until maturity of the security.

         A pricing service may be used to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. In valuing securities the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely solely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the particular Board. Valuation of options is described above under "Investment Objectives and Policies Options Trading."

SUPPLEMENTARY PURCHASE INFORMATION - A SHARES

         For the purpose of applying the Right of Accumulation or Letter of Intent privileges available to certain shareholders as described in the Prospectus, the scale of sales loads applies to purchases made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children; or a trustee or other fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code) although more than one beneficiary is involved; or "a qualified group" which has been in existence for more than six months and has not been organized for the purpose of buying redeemable securities of a registered investment company at a discount, provided that the purchases are made through a central administrator or a single dealer, or by other means which result in economy of sales effort or expense. A "qualified group" must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must be able to arrange for mailings to members at reduced or no cost to the Distributor. The value of shares eligible for the Right of Accumulation privilege may also be used as a credit toward completion of the Letter of Intent privilege. Such shares will be valued at their offering price prevailing on the date of submission of the Letter of Intent. Distributions on shares held in escrow pursuant to the Letter of Intent privilege will be credited to the shareholder, but such shares are not eligible for the Fund's Exchange Privilege.

         The computation of the hypothetical offering price per share of an A Share for the Fund based on the value of the Fund's net assets on February 28, 1997 and the Fund's A Shares outstanding on such date is as follows:

                                                         Asset Allocation
                                                               Fund
                                                         ----------------
Net Assets                                                 $34,838,046

Outstanding Securities                                       1,795,743

Net Asset Value Per Share                                       $19.40

Sales Charge, 4.50 percent
of offering price (4.71 percent
of net asset value per share)                                    $0.91

Maximum Offering Price to Public                                $20.31

SUPPLEMENTARY REDEMPTION INFORMATION:  A AND K SHARES

         A and K Shares in the Fund for which orders for wire redemption are received on a business day before the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern time) will be redeemed as of the close of regular trading hours on such Exchange and the proceeds of redemption will normally be wired in federal funds on the next business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, the payment for Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Shares for which orders for wire redemption are received after the close of regular trading hours on the New York Stock Exchange or on a non-business day will be redeemed as of the close of trading on such Exchange on the next day on which shares of the Fund are priced and the proceeds will normally be wired in federal funds on the next business day thereafter. Redemption proceeds will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

         To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 182090, Columbus, Ohio 43218-2090. (Effective October 18, 1997, all such requests should be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 8968, Wilmington, Delaware 19899-8968.) Such request must be signed by each shareholder, with each signature guaranteed as described in the Fund's Prospectus. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

SUPPLEMENTARY PURCHASE INFORMATION

         In General. As described in the Prospectus, A Shares may be purchased directly by the public, by clients of Bank of America through their qualified trust and agency accounts, or by clients of securities dealers, financial institutions (including banks) and other industry professionals, such as investment advisers, accountants and estate planning firms that have entered into service and/or selling agreements with the Distributor. (The Distributor, such institutions and professionals are collectively referred to as "Service Organizations.") K Shares may only be purchased by: (a) businesses or other organizations that participate in the Daily Advantage(R) Program sponsored by Bank of America; (b) individuals investing proceeds from a redemption of shares from another open-end investment company on which such individual paid a front-end sales load if (i) such redemption occurred within 30 days prior to the purchase order, and (ii) such other open-end investment company was not distributed and advised by Provident Distributors, Inc. and Bank of America, respectively, or their affiliates; (c) accounts opened for IRA rollovers from a 401(k) plan in which the assets were held in any Pacific Horizon or Time Horizon Fund and subsequent purchases into an IRA rollover account opened as described above, so long as the original IRA rollover account remains open; (d) accounts under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); (e) deferred compensation plans under Section 457 of the Code; and (f) certain other retirement plans. Bank of America and Service Organizations may impose minimum customer account and other requirements in addition to those imposed by the Fund and described in the Prospectus. Purchase orders will be effected only on business days. SRF Shares of the Fund are available for the investment of retirement funds held in eligible retirement accounts as described in a separate SRF Share Prospectus.

         A Shares in the Fund are sold with a sales load, except for such exemptions as noted in the Prospectus. These exemptions to the imposition of a sales load on A Shares are due to the nature of the investors and/or the reduced sales efforts that will be necessary in obtaining such investments. A Shares are also subject to a shareholder servicing fee. K Shares are offered at net asset value with neither a front-end sales charge nor a contingent deferred sales charge. K Shares are subject to a distribution plan fee and an administrative and shareholder services fee. SRF Shares in each Fund are sold without a sales load. SRF Shares are subject to Shareholder Servicing fees. Service Organizations may be paid by the Distributor at the Company's expense for shareholder services. Depending on the terms of the particular account, Bank of America, its affiliates, and Service Organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America or the particular Service Organization is responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

         Persons or organizations wishing to purchase Company shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions.

         Initial purchases of A and K shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Company shares into an already existing account by wire should telephone the Transfer Agent at (800) 346- 2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the particular fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

         The Transfer Agent may charge a fee to act as Custodian for IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. Shares may be purchased in connection with these plans only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds.

         For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

         Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal is specifically requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

         Exchange Privileges for A and K Shares. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their shares for like shares of another investment portfolio in the Pacific Horizon Family of Funds or for like shares of an investment portfolio of Time Horizon Funds. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself or herself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

         Exchange transactions described in Paragraphs A, B, C, D and E below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

     A. A Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for other A Shares of any other investment portfolio in the Pacific Horizon Family of Funds or for like shares of Time Horizon Funds.

     B. A Shares of any investment portfolio in the Pacific Horizon Family of Funds or like shares of the Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. A Shares purchased with a sales load or issued in connection with an exchange transaction involving A Shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load A Shares of any other investment portfolio within 90 days of your redemption trade date. To accomplish an exchange transaction under the provisions of this paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

     C. A Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds that is offered without a sales load.

     D. A Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for A Shares in any other portfolio in the Pacific Horizon Family of Funds.

     E. K Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for other K Shares of any other investment portfolio in the Pacific Horizon Family of Funds or for like shares of the Time Horizon Funds.

         Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for A Shares of another investment portfolio in the Pacific Horizon Family or for like shares of Time Horizon Funds which are sold with a sales load.

         Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

         Miscellaneous. Certificates for shares will not be issued.

         Depending on the terms of the customer account at Bank of America or a Service Organization, certain purchasers may arrange with the Company's custodian for sub-accounting services paid by the Company without direct charge to the purchaser.

         A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent is a day on which the New York Stock Exchange is open for trading. In 1997, the holidays on which the New York Stock Exchange is closed are: New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The Company will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the Fund's shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act.

         If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in securities or other property.


                     ADDITIONAL INFORMATION CONCERNING TAXES

FEDERAL

         The Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year the Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income, if any, and 90% of its tax-exempt income, if any, net of certain deductions for each taxable year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest, and net short-term capital gains (the excess of net short-term capital gain over net long-term capital loss, if any), subject to certain adjustments and excluding the excess of net long-term capital gain for the taxable year over the net short-term capital loss for such year, if any. The Fund will be taxed on its undistributed investment company taxable income, if any. As stated, the Fund intends to distribute at least 90% of its investment company taxable income, if any, for each taxable year. To the extent such income is distributed by the Fund (whether in cash or additional shares), it will be taxable to shareholders as ordinary income.

         The Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities) (the "Short-Short Test"). Interest (including original issue discount and accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. See Appendix B -- "Accounting and Tax

Treatment" for a general discussion of the federal tax treatment of futures contracts, related options thereon and other financial instruments, including their treatment under the Short-Short Test.

         Any distribution of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held the Fund's shares and whether such gain is received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. It should be noted that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for longer than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to those shares.

         Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gain is taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of net capital gain over net capital loss). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds paid to shareholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Company either that they are subject to backup withholding or that they are "exempt recipients."

OTHER INFORMATION

         Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

         Income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers because state and local tax consequences may be different from the federal tax consequences described above.

         The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action. This discussion is only a summary of some of the important tax considerations generally affecting purchasers of Fund shares. No attempt is made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Fund shares should consult their tax advisers with specific reference to their own tax situation.


                                   MANAGEMENT

DIRECTORS AND OFFICERS OF THE COMPANY

         The directors and officers of the Company, their addresses, ages, and principal occupations during the past five years are:

                                     Position
                                     --------
Name and Address          Age        with Company     Principal Occupations
----------------          ---        ------------     ---------------------

Thomas M. Collins         63         Director         Of counsel, law firm of
McDermott & Trayner                                   McDermott & Trayner;
225 S. Lake Avenue                                    Partner of the law firm
Suite 410                                             of Musick, Peeler &
Pasadena, CA 91101-3005                               Garrett (until April, 1993);
                                                      Chairman of the Board and
                                                      Trustee, Master Investment
                                                      Trust, Series I
                                                      (registered investment
                                                      company) (since 1993);
                                                      President and Chairman of
                                                      the Board of

                                     Position
                                     ---------
Name and Address          Age        with Company     Principal Occupations
----------------          ---        ------------     ---------------------

                                                      Pacific Horizon Funds, Inc.
                                                      (1982 to August 31, 1995);
                                                      former Trustee, Master
                                                      Investment Trust, Series
                                                      II (registered investment
                                                      company) 1993 to April
                                                      1997; former Director,
                                                      Bunker Hill Income
                                                      Securities, Inc.
                                                      (registered investment
                                                      company) through 1991.

Douglas B. Fletcher       72       Vice Chairman      Chairman of the Board
Fletcher Capital                   of the Board       and Chief Executive
Advisors Incorporated                                 Officer, Fletcher
4 Upper Newport Plaza                                 Capital  Advisors,
Suite 100                                             Incorporated, (regis-
Newport Beach, CA                                     tered investment
92660-2629                                            advisor) 1991 to date;
                                                      Director, FCA Securities,
                                                      Inc. (registered
                                                      broker/dealer) November
                                                      1996 to date; Partner,
                                                      Newport Partners (private
                                                      venture capital firm),
                                                      1981 to date; Chairman of
                                                      the Board and Chief
                                                      Executive Officer, First
                                                      Pacific Advisors, Inc.
                                                      (registered investment
                                                      adviser) and seven
                                                      investment companies under
                                                      its management, prior to
                                                      1983; former Allied
                                                      Member, New York Stock
                                                      Exchange; Chairman of the
                                                      Board of FPA Paramount
                                                      Fund, Inc. through 1984;
                                                      Chairman, TIS Mortgage
                                                      Investment Company (real
                                                      estate investment trust);
                                                      Trustee and a former Vice
                                                      Chairman of the Board,
                                                      Claremont McKenna College;
                                                      Chartered Financial
                                                      Analyst.

Robert E. Greeley          65     Director            Chairman, Page Mill
Page Mill Asset                                       Asset Management (a
Management                                            private investment
433 California Street                                 company) since 1991;
Suite 900                                             Manager, Corporate
San Francisco, CA 94104                               Investments, Hewlett
                                                      Packard Company from 1979
                                                      to 1991; Trustee, Master
                                                      Investment Trust, Series I
                                                      (since 1993); Director,
                                                      Morgan Grenfell Small Cap
                                                      Fund (since 1986); former
                                                      Director, Bunker Hill
                                                      Income Securities, Inc.
                                                      (since 1989); former
                                                      Trustee,

                                     Position
                                     --------
Name and Address          Age        with Company     Principal Occupations
----------------          ---        ------------     ---------------------
                                                      SunAmerica Fund Group
                                                      (previously Equitec Siebel
                                                      Fund Group) from 1984 to
                                                      1992; former Trustee,
                                                      Master Investment Trust,
                                                      Series II from 1993 to
                                                      February 1997 (registered
                                                      investment companies).

Kermit O. Hanson         81          Director         Vice Chairman of the
17760 14th Ave., N.W.                                 Advisory Board, 1988 to
Shoreline, WA 98177                                   date, Executive Director,
                                                      1977 to 1988, Pacific Rim
                                                      Bankers Program (a
                                                      non-profit educational
                                                      institution); Dean
                                                      Emeritus, 1981 to date,
                                                      Dean, 1964-81, Graduate
                                                      School of Business
                                                      Administration, University
                                                      of Washington; Director,
                                                      Washington Federal Savings
                                                      & Loan Association;
                                                      Trustee, Seafirst
                                                      Retirement Funds (since
                                                      1993) (registered
                                                      investment company).

Cornelius J. Pings*      68         Chairman of       President, Association
Association of American             the Board and     of American Universi-
Universities                        President         ties, February 1993 to
1200 New York Avenue, NW                              date; Director, Farmers
Suite 550                                             Group, Inc. (insurance
Washington, DC 20005                                  company) 1991 to date;
                                                      Provost, 1982 to January
                                                      1993, Senior Vice
                                                      President for Academic
                                                      Affairs, 1981 to January
                                                      1993, University of
                                                      Southern California;
                                                      Trustee, Master Investment
                                                      Trust, Series I (since
                                                      1995); former Trustee,
                                                      Master Investment Trust,
                                                      Series II (October 1995 to
                                                      February 1997).

Stephen M. Wynne          41        Vice President    Executive Vice President
Executive Vice President,                             and Chief Accounting Officer
PFPC Inc.                                             (since 1993) and Senior Vice
400 Bellevue Parkway                                  President and Chief Account-
Wilmington, DE  19809                                 ing Officer (1991 to 1993),
                                                      PFPC Inc.; Executive Vice
                                                      President, PFPC
                                                      International (since 1995);
                                                      Vice President and Chief
                                                      Accounting Officer, PNC
                                                      Institutional Management
                                                      Corp. (since 1987).

                                     Position
                                     --------
Name and Address              Age    with Company     Principal Occupations
----------------              ---    ------------     ---------------------

Jay F. Nusblatt               36    Treasurer         Vice President and Director
Vice President,                                       of Fund Accounting and
PFPC Inc.                                             Administration, PFPC Inc.
103 Bellevue Parkway                                  (since 1993); formerly
Wilmington, DE  19809                                 Assistant Vice President,
                                                      Fund/Plan Services, Inc.
                                                      (1989 to 1993).

Linda L. Kaufmann             36    Assistant         Vice President and Director,
Vice President,                     Treasurer         Investment Accounting, PFPC Inc.
PFPC Inc.                                             (since 1996); Senior Manager,
103 Bellevue Parkway                                  Investment Accounting, PFPC, Inc.
Wilmington, DE 19809                                  (1994-1996); and Manager,
                                                      Investment Accounting, PFPC Inc.
                                                      (1991-1994)

W. Bruce McConnel, III        54    Secretary         Partner of the law firm
1345 Chestnut Street                                  of Drinker Biddle &
Philadelphia National Bank                            Reath LLP.
Building, Suite 1100
Philadelphia, PA 19107

Gary M. Gardner               46    Assistant         Chief Counsel-Mutual Funds,
Chief Counsel-Mutual                Secretary         PNC Bank (since 1994);
Funds,                                                Associate General Counsel,
PNC Bank                                              The Boston Company, Inc.
1600 Market Street, 28th Fl.                          (1992 to 1994); General
Philadelphia, PA  19103                               Counsel, SunAmerica Asset
                                                      Management Inc. (1986 to
                                                      1992).

J. Robert Dugan               32    Assistant         Counsel-Mutual Funds, PNC
Counsel-Mutual Funds,               Secretary         Bank (since 1993); Associate,
PNC Bank                                              Drinker Biddle & Reath LLP
1600 Market Street,                                   (1990 to 1993).
28th Fl.
Philadelphia, PA  19103

--------------------------

*    Dr. Pings is an "interested director" of the Company as defined in the 1940
Act.

         The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Hanson. The Board does not have an Executive Committee.

         Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $20,000 per annum for his services as President; Mr. Collins, in recognition of his years of service as President and Chairman of the Board, receives an additional $40,000 per annum in recognition of his years of service to the Company until February 28, 1997; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. Effective September 1, 1996, Mr. Trefftzs became a director emeritus of the Company and received a retirement benefit of $60,000 on January 1, 1997. The Funds, and each other fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

         For the fiscal year ended February 28, 1997, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $74,687. Of that amount, $857 of directors' compensation was allocated to the Fund. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

         Under a retirement plan approved by the Board of Directors, including a majority of its directors who are not "interested persons" of the Company, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director served as Chairman of the Board.

         Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

         In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

         In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

         The obligation of the Company to pay benefits to a former director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

         Prior to June 23, 1997, the Fund invested all of its assets in the Master Portfolio of Master Trust I. Each trustee of Master Trust I receives an aggregate annual fee of $3,000 ($5,000 in the case of any trustee who is not also a Director or Trustee of a feeder fund of one of the portfolios of Master Trust I) plus $500 per day for each travel day and each day of a Board or committee meeting attended, for his services as trustee of Master Trust I. Each trustee is also reimbursed for out-of-pocket expenses incurred as a trustee. For its fiscal year ended February 28, 1997, Master Trust I paid or accrued for the account of its trustees as a group for services in all capacities a total of $50,362; of that amount, $14,942 was allocated to the Master Portfolio corresponding to the Asset Allocation Fund (prior to June 23, 1997 the Asset Allocation Fund operated as part of a master-feeder structure and invested all its assets in the Asset Allocation Master Portfolio). The trustee's fees and reimbursements are allocated among all of Master Trust I's portfolios based on their relative net asset values. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to Master Trust I.

         The following chart provides certain information as of February 28, 1997 about the fees received by directors of the Company as directors and/or officers of the Company and as directors and/or trustees of the Fund Complex:



--------------------------------------------------------------------------------------------
                                              PENSION OR                          TOTAL
                                              RETIREMENT                      COMPENSATION
                                               BENEFITS        ESTIMATED          FROM
                           AGGREGATE          ACCRUED AS         ANNUAL        REGISTRANT
                         COMPENSATION           PART OF         BENEFITS        AND FUND
  NAME OF PERSON/          FROM THE              FUND             UPON       COMPLEX** PAID
      POSITION              COMPANY            EXPENSES*       RETIREMENT     TO DIRECTORS
--------------------------------------------------------------------------------------------
Thomas M. Collins            $76,000           $ 14,074         $ 31,293       $86,125
Director
--------------------------------------------------------------------------------------------
Douglas B. Fletcher          $37,000           $ 11,410         $ 24,680       $37,000
Vice Chairman of
the Board
--------------------------------------------------------------------------------------------
Robert E. Greeley            $33,000           $  8,992         $ 17,905       $51,625
Director
--------------------------------------------------------------------------------------------
Kermit O. Hanson             $35,000           $ 12,664         $ 26,722       $43,000
Director
--------------------------------------------------------------------------------------------
Kenneth L. Trefftzs          $78,500           $ 18,500         $   --         $78,500
Director Emeritus
--------------------------------------------------------------------------------------------
Cornelius J. Pings           $57,000           $ 10,133         $ 22,561       $68,125
President and
Chairman of the
Board
--------------------------------------------------------------------------------------------

------------------------------

* For the fiscal year ended February 28, 1997, the Company accrued on the part of all of the directors an aggregate of $57,273 in retirement benefits.
** The "Fund Complex" consists of the Company, Seafirst Retirement Funds, Master Trust I, Master Investment Trust, Series II, Time Horizon Funds and World Horizon Funds. Fees from the Time Horizon Funds are for the period from March 1, 1996 to February 28, 1997.

INVESTMENT ADVISER

         Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to the Company since the commencement of its operations. In the Investment Advisory Agreement with the Fund, Bank of America has agreed to provide investment advisory services as described in the Prospectus. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Fund. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly owned subsidiaries and other affiliates of Bank of America or its parent corporation. In addition, the agreement also provides that Bank of America may, in its discretion, provide advisory services through its own employees or employees of one or more of its affiliates that are under the common control of Bank of America's parent, BankAmerica Corporation; provided such employees are under the management of Bank of America.

         Prior to June 23, 1997 the Fund invested all of its assets in the Master Portfolio. On June 23, 1997 the Fund withdrew its assets from the Master Portfolio and invested them directly in securities. In addition, prior to June 23, 1997, Bank of America was entitled to receive an investment advisory fee at the annual rate of 0.55% of the average daily net assets of the Master Portfolio. Effective June 23, 1997 for the services provided and expenses assumed pursuant to the investment advisory agreement, the Company has agreed to pay Bank of America fees, accrued daily and payable monthly, at the annual rate of .40% of the Fund's net assets. The fees payable to Bank of America are not subject to reduction as the value of the Fund's net assets increases. From time to time, Bank of America may voluntarily waive fees or reimburse the Fund for expenses.

         Except as noted below, for the fiscal years indicated Bank of America waived its entire advisory fee with respect to the Master Portfolio as follows:


            -------------------------------------------------------------------
                  Year Ended               Year Ended              Year Ended
               February 28, 1997       February 29, 1996       February 28, 1995
--------------------------------------------------------------------------------
Master             $1,046,406(1)           $913,660(1)            $849,118
Portfolio
--------------------------------------------------------------------------------

-------------------

1. For the fiscal years ended February 28, 1997 and February 29, 1996, Bank of America waived $735,797 and $720,259, respectively, in advisory fees with respect to the Master Portfolio.

         Additionally, for the fiscal years indicated Bank of America assumed certain operating expenses of the Master Portfolio as follows:

          ----------------------------------------------------------------------
               Year Ended                Year Ended             Year Ended
            February 28, 1997        February 29, 1996      February 28, 1995
--------------------------------------------------------------------------------

Master           $0                        $0                  $245,718
Portfolio
--------------------------------------------------------------------------------

         The Investment Advisory Agreement between Bank of America and the Company will be in effect until October 31, 1997, and will continue in effect with respect to the Fund from year to year thereafter only so long as such continuation is approved at least annually by (i) the Board of Directors of the Company or the vote of a "majority," as defined in the 1940 Act, of the outstanding voting securities of the Fund, and (ii) a majority of those directors of the Company who are not "interested persons," as defined in the 1940 Act, of any party to the Investment Advisory Agreement, acting in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act. In addition, the Investment Advisory Agreement is terminable with respect to the Fund at any time without penalty upon 60 days' written notice by the Board of Directors of the Company, by vote of the holders of a majority of the Fund's outstanding voting securities, or by Bank of America.

         See "Management - Administrator" for instances where the investment adviser is required to make expense reimbursements to the Master Portfolio.

         The Investment Advisory Agreement for the Fund provides that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of the investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

         The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board of Governors") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board of Governors did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

         Bank of America believes that if the question was properly presented, a court should hold that Bank of America may perform the services for the Company contemplated by the Investment Advisory Agreement, the Prospectus, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and that future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Company or from continuing to purchase Fund shares for the accounts of its customers.

         For a discussion of the Glass-Steagall Act in connection with the Company's Shareholder Services Plans, see "Plan Payments" in the Fund's Prospectus.

         On the other hand, as described herein, the Fund is currently distributed by PDI. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the Company expects that Bank of America would consider the possibility of offering to perform some or all of the services now provided by PDI. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation were enacted, the Company expects that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by PDI. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Directors.

ADMINISTRATOR

         Bank of America National Trust and Savings Association (the "Administrator") serves as the Fund's administrator. Prior to September 15, 1997, The BISYS Group, Inc., through its wholly-owned subsidiary BISYS Fund Services, L.P. ("BISYS"), served as administrator. Their offices are located at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219, respectively. Prior to November 1, 1996, Concord Holding Corporation, an indirect, wholly-owned subsidiary of BISYS served as the Fund's administrator (the "Concord Holding").

         The Fund's administration agreement became effective September 15, 1997 and, unless sooner terminated, will continue in effect until October 31, 1998 and thereafter for successive periods of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the administration agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Fund. The Company's administration agreement is terminable at any time with respect to the Fund, without cause and without payment of any penalty, by vote of a majority of the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days' written notice to the Administrator, or by the Administrator at any time, without payment of any penalty, upon 90 days' written notice to the Company. The agreement will immediately terminate in the event of its "assignment."

         The Company has agreed to pay the Administrator a fee for its services as Administrator, computed daily and payable monthly, at the annual rate of .15% of the average daily net assets of the Fund. The fee payable to the Administrator is not subject to reduction as the value of the Fund's net assets increases. From time to time, the Administrator may voluntarily waive fees or reimburse the Fund for expenses. Prior to June 23, 1997, BISYS or Concord Holding was entitled to receive an administration fee payable at the annual rate of 0.15% of the

Asset Allocation Fund's average daily net assets and 0.05% of the Asset Allocation Master Portfolio's average daily net assets.

         Except as noted below, for the fiscal years indicated, BISYS or Concord Holding waived its entire administration fee with respect to the Fund and the Master Portfolio as follows:

                ----------------------------------------------------------------
                    Year Ended           Year Ended          Year Ended
                   February 28,         February 29,        February 28,
                      1997                 1996                1995
--------------------------------------------------------------------------------
Asset                $41,432(1)         $19,909               $ 4,703
Allocation Fund
--------------------------------------------------------------------------------
Master               $94,685(1)         $83,060(2)            $79,573
Portfolio
--------------------------------------------------------------------------------

--------------------

1. For the fiscal year ended February 28, 1997, BISYS or Concord Holding waived $41,432 and $66,954 with respect to the Asset Allocation Fund and Asset Allocation Master Portfolio, respectively.

2. For the fiscal year ended February 29, 1996 Concord Holding waived $65,491 in administration fees with respect to the Master Portfolio.

         Additionally, for the fiscal years indicated, BISYS or Concord Holding reimbursed the Fund for its operating expenses as follows:


                    ------------------------------------------------------------
                        Year Ended           Year Ended          Year Ended
                       February 28,         February 29,        February 28,
                          1997                 1996                1995
--------------------------------------------------------------------------------
Asset                   $31,598              $192,545              $ 0
Allocation Fund
--------------------------------------------------------------------------------

         The Administrator will bear all expenses in connection with the performance of its services under the administration agreement with the exception of the fees charged by PFPC, for certain fund accounting services which are borne by the Fund. See "General Information--Custodian, Accounting Agent and Transfer Agent" below. Expenses borne by the Fund include taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or their subcontractors or any of their affiliates, SEC fees and state securities registration and qualification fees, advisory fees, fees payable to shareholder organizations, fees for special management services, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses, or any supplement or amendment thereto, necessary for the continued effective registration of shares under the 1933 Act or state securities laws, costs of printing and distributing any Prospectus, supplement or amendment thereto for existing shareholders, cost of shareholders' reports and corporate meetings and any extraordinary expenses. Certain shareholder servicing fees in connection with the Company's shares are also paid by the Company. See "Distributor and Plan Payments."

         The administration agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the performance of the administration agreement, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its obligations and duties under the administration agreement.

         The Administrator may from time to time employ such person or persons as it may believe to be particularly fitted to assist in the performance of the administration agreement; provided, however, that the compensation of such person or persons shall be paid by the Administrator and the Administrator shall be as fully responsible to the Company for the acts and omissions of any subcontractor as it is for its own acts and omissions. PFPC provides the Fund with certain accounting services pursuant to a separate fund accounting services agreement with the Administrator. Under the fund accounting services agreement, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Fund. The monthly fees charged by PFPC under the fund accounting services agreement are borne by the Fund.

         The Administrator has also entered into an agreement with PFPC to provide certain sub-administration services to the Fund as described in the Prospectus. The monthly fees charged by PFPC for these services under the sub-administration agreement are borne by the Administrator.

DISTRIBUTOR AND PLAN PAYMENTS

         Provident Distributors, Inc. acts as distributor of the shares of the Company. Shares are sold on a continuous basis by the Distributor. Prior to September 15, 1997, Concord Financial Group, Inc. ("CFG"), a wholly owned subsidiary of BISYS, acted as distributor for the Fund.

         The Distributor has agreed to use its best efforts to effect sales of shares of the Fund although it is not obliged to sell any certain number of shares. The distribution agreement became effective September 15, 1997 and, unless sooner terminated, shall continue in effect with respect to the Fund until October 31, 1998. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually by (a) a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Fund as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. The agreement will automatically and immediately terminate in the event of its "assignment."

         For the fiscal years indicated CFG received sales loads in connection with the purchase of shares of the Fund as follows:

                       ---------------------------------------------------------
                                                             Amount of Total
                        Total Sales     Amount Of Total         Sales Load
                           Load            Sales Load          Retained By
                        Received By         Retained          Affiliates Of
                            CFG              By CFG          Bank of America
--------------------------------------------------------------------------------
Fiscal Year Ended        $421,000           $47,026              $373,436
February 28, 1997
--------------------------------------------------------------------------------
Fiscal Year Ended        $642,818(1)        $69,818              $569,332
February 29, 1996
--------------------------------------------------------------------------------
Fiscal Year Ended        $114,388           $30,504              $ 83,884
February 28, 1995
--------------------------------------------------------------------------------

--------------------
                                      -48-

1.   Balance was paid to selling dealers.

         The following table shows all sales loads, commissions and other compensation received by CFG directly or indirectly from the Fund during its fiscal year ended February 28, 1997.

                     ------------------------------------------------------------------------------
                                                               Brokerage
                           Net            Compensation        Commissions
                       Underwriting      on Redemption       In Connection
                      Discounts and           and              With Fund             Other
                      Commissions(1)       Repurchase         Transactions      Compensation(2)
---------------------------------------------------------------------------------------------------
Asset
Allocation
Fund                     $47,026              $ 0                 $ 0               $47,026
---------------------------------------------------------------------------------------------------

--------------------

(1)  Represents amounts received from front-end sales charge on A Shares.

(2) Represents the total of (i) amounts paid to BISYS or Concord for administrative services provided to the Fund (see "Management of the Company-Administrator" above) and (ii) payments made under the Shareholder Services Plan, Distribution Plan and Administrative and Shareholder Services Plan (see discussion in next section) and retained by CFG.

         The Shareholder Services Plan. Pacific Horizon has adopted separate Shareholder Services Plans (the "Plans") for SRF Shares and A Shares, under which SRF Shares and A Shares of each Fund reimburse the Distributor for shareholder servicing fees the Distributor pays to Service Organizations. The fees paid under the Shareholder Services Plan for A Shares are in addition to the sales loads on A Shares described above and in the Prospectus. Under the Plans for A and SRF Shares, the Company pays the Distributor, with respect to the Fund, for (a) non-distribution shareholder services provided by the Distributor to Service Organizations and/or the beneficial owners of Fund shares, including, but not limited to shareholder servicing provided by the Distributor at facilities dedicated for Company use, provided such shareholder servicing is not duplicative of the servicing otherwise provided on behalf of the Fund, and (b) fees paid to Service Organizations (which may include the Distributor itself) for the provision of support services for shareholders for whom the Service Organization is the dealer of record or holder of record or with whom the Service Organization has a servicing relationship ("Clients").

         Support services provided by Service Organizations may include, among other things: (i) establishing and maintaining accounts and records relating to Clients that invest in Fund shares; (ii) processing dividend and distribution payments from the Fund on behalf of Clients; (iii) providing information periodically to Clients regarding their positions in shares; (iv) arranging for bank wires; (v) responding to Client inquiries concerning their investments in Fund shares; (vi) providing the information to the Fund necessary for accounting or subaccounting; (vii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Clients; (viii) assisting in processing exchange and redemption requests from Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; and (x) providing such other similar services.

         The Plan provides that the Distributor is entitled to receive payments for expenses on a monthly basis, at an annual rate not exceeding .25% of the average daily net assets of the SRF Shares or A Shares of the Fund, as the case may be, during such month for shareholder servicing expenses. The calculation of the Fund's average daily net assets for these purposes does not include assets held in accounts opened via a transfer of assets from trust and agency accounts of Bank of America. Further, payments made out of or charged against the assets of the Fund must be in payment for expenses incurred on behalf of the Fund.

         If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while the Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under the Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

         For the fiscal year ended February 28, 1997, the A Shares of the Fund were charged the following amounts pursuant to the Plan:

                ------------------------------------------------------------------
                                                                    Amount of
                                                  Amount of           Total
                                  Amount of         Total          Shareholder
                                    Total        Shareholder       Service Fee
                     Total       Shareholder     Service Fee         Paid to
                  Shareholder    Service Fee    Paid To Bank      Affiliates of
                  Service Fee    Paid To CFG     of America      Bank of America
----------------------------------------------------------------------------------
Asset               $68,548         $2,735           $0              $64,576
Allocation
Fund
----------------------------------------------------------------------------------

         For the fiscal year ended February 29, 1996, the A Shares of the Fund were charged the following amounts pursuant to the Shareholder Service Plan:

                ----------------------------------------------------------------
                                                                 Amount of
                                 Amount of       Amount of         Total
                                   Total           Total        Shareholder
                                Shareholder     Shareholder     Service Fee
                    Total       Service Fee     Service Fee       Paid to
                 Shareholder      Paid To      Paid To Bank    Affiliates of
                 Service Fee        CFG         of America    Bank of America
--------------------------------------------------------------------------------
Asset              $33,182           $0             $0              $0
Allocation        [$33,182
Fund               waived]
--------------------------------------------------------------------------------

         For the fiscal year ended February 28, 1995, the A Shares of the Fund were charged the following amounts pursuant to the Shareholder Service Plan:

               -----------------------------------------------------------------
                                                                   Amount of
                                Amount of         Amount of          Total
                                  Total             Total         Shareholder
                               Shareholder       Shareholder      Service Fee
                   Total       Service Fee       Service Fee        Paid to
                Shareholder      Paid To        Paid To Bank     Affiliates of
                Service Fee        CFG           of America     Bank of America
--------------------------------------------------------------------------------
Asset             $7,757            $0               $0               $0
Allocation        [$7,757
Fund              waived]
--------------------------------------------------------------------------------

         Payments for shareholder service expenses under the Plans are not subject to Rule 12b-1 (the "Rule") under the 1940 Act. Pursuant to the Plan, the Distributor provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the Plan provides that the selection and nomination of the directors of the Company who are not "interested persons" thereof have been committed to the discretion of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Plan (or related servicing agreements) (the "Non-Interested Plan Directors").

         The Company understands that Bank of America and/or some Service Organizations may charge their clients a direct fee for administrative and shareholder services in connection with the holding of A Shares. These fees would be in addition to any amounts which might be received under the Plan. Small, inactive long-term accounts involving such additional charges may not be in the best interest of shareholders.

         The Company's Board of Directors has concluded that the Plan will benefit the Fund and its A shareholders. The Plan is subject to annual reapproval by a majority of the Non-Interested Plan Directors and is terminable at any time with respect to the Fund by a vote of a majority of such Directors or by vote of the holders of a majority of the A Shares of the Fund. Any agreement entered into pursuant to the Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the A Shares of the Fund, by the Distributor or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

         The Distribution Plan and Administrative and Shareholder Services Plan. The Distributor is also entitled to payment from the Company for distribution fees pursuant to the Distribution Plan adopted on behalf of K Shares. Under the Distribution Plan, the Company may pay the Distributor for: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing K Shares; (b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature for K Shares; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current K shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (severally, "a Distribution Organization") with respect to a Fund's K Shares beneficially owned by customers for whom the Distribution Organization is the Distribution Organization of record or holder of record of such K Shares;
(e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or (f) for such other services as may be construed, by any court or governmental agency or commission, including the SEC, to constitute distribution services under the 1940 Act or rules and regulations thereunder. With respect to K Shares, payments under the Distribution Plan are not intended for distribution services to the extent they are not permitted under the Employee Retirement Income Security Act of 1974, as amended.

         Pursuant to the Administrative and Shareholder Services Plan with respect to K Shares, the Company may also pay securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (severally, a "Service Organization") for support services provided with respect to its Client's K Shares. Administrative and shareholder services provided may include some or all of the following: (i) processing dividend and distribution payments from a Fund on behalf of its Clients; (ii) providing statements periodically to its Clients showing their positions in K Shares; (iii) arranging for bank wires; (iv) responding to routine client inquiries concerning their investment; (v) providing the information to the Fund necessary for accounting or sub-accounting; (vi) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its Clients;
(vii) aggregating and processing purchase, exchange, and redemption requests from its Clients and placing net purchase, exchange, and redemption orders for its Clients; (viii) establishing and maintaining accounts and records relating to Clients; (ix) assisting Clients in changing dividend options, account designations and addresses; or (x) other similar services if requested by the Company.

         The Distribution Plan provides that the Distributor is entitled to receive payments on a monthly basis at an annual rate not exceeding 0.75% of the average daily net assets during such month of the outstanding K Shares. In addition, under the Administrative and Shareholder Services Plan, the Distributor is entitled to receive payments on a monthly basis for administrative services and shareholder services at an annual rate not exceeding 0.75% and 0.25%, respectively, of the average daily net assets during such month of the outstanding K Shares. The total of all 12b-1 fees, administrative service and shareholder service fees may not exceed, in the aggregate, the annual rate of 1.00% of the average daily net assets of the Fund's K Shares. However, it is expected that during the current Fiscal Year, such fees will not exceed 0.75% of the average net assets of the K Shares.

         Payments made out of or charged against the assets of a particular class of shares of the Fund must be in payment for expenses incurred on behalf of that class.

         Payments for distribution expenses under the Distribution Plan (the "12b-1 Plan") are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Company] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a written report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the 12b-1 Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval and that other material amendments of the 12b-1 Plan must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan, or in any agreements entered into in connection with the 12b-1 Plan, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Non-Interested Plan Directors"). The selection and nomination of the directors of the Company who are not "interested persons" of the Company have been committed to the discretion of the Non-Interested Plan Directors.

         The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plan and the Administrative and Shareholder Services Plan will benefit the Fund and its K shareholders. The 12b-1 Plan and the Administrative and Shareholder Services Plan are subject to annual reapproval by a majority of the Company's Board of Directors, including a majority of the Non-Interested Plan Directors and are terminable without penalty at any time with respect to the Fund by a vote of a majority of the Non-Interested Plan Directors or by vote of the holders of a majority of the outstanding K Shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan and the Administrative and Shareholder Services Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the outstanding K Shares of the Fund, or by the Service Organization. Each agreement will also terminate automatically in the event of its assignment.

         If in any month the Distributor expends or is due more monies than can be immediately paid due to the percentage limitations described above, the unpaid amount is carried forward from month to month while a Plan is in effect until such time, if ever, when it can be paid in accordance with such percentage limitations. Conversely, if in any month the Distributor does not expend the entire amount then available under a Plan, and assuming that no unpaid amounts have been carried forward and remain unpaid, then the amount not expended will be a credit to be drawn upon by the Distributor to permit future payment. However, any unpaid amounts or credits due under a Plan may not be "carried forward" beyond the end of the fiscal year in which such amounts or credits due are accrued.

         For the fiscal year ended February 28, 1997, the K Shares of the Fund were charged the following amounts pursuant to the Administrative Shareholder Service Plan:

           ---------------------------------------------------------------------
                                                                   Amount of
                                                                     Total
                               Amount of       Amount of        Administrative
                                 Total           Total                and
                             Administrative  Administrative       Shareholder
                 Total             and             and             Service Fee
             Administrative     Shareholder     Shareholder           Paid to
                 and          Service Fee     Service Fee        Affiliates of
              Shareholder        Paid To       Paid To Bank          Bank of
              Service Fee          CFG          of America           America
--------------------------------------------------------------------------------
Asset           $1506              $0              $0                 $0
Allocation
Fund
--------------------------------------------------------------------------------

                        For the fiscal year ended February 28, 1997, the K Shares of the Fund were charged the following amounts pursuant to the Distribution Plan:

                  --------------------------------------------------------------
                                                   Amount of      Amount of
                                     Amount of    Total 12b-1    Total 12b-1
                                    Total 12b-1   Fee Paid To    Fee Paid to
                      Total         Fee Paid To     Bank of     Affiliates of
                    12b-1 Fee           CFG         America    Bank of America
--------------------------------------------------------------------------------
Asset                 $1,000          $1,000           $0            $0
Allocation         [$499 waived]
Fund
--------------------------------------------------------------------------------

         No K Shares were outstanding for the fiscal year ended February 28, 1996 and February 28, 1995.

         During the fiscal year ended February 28, 1997, all amounts paid under the Distribution Plan were paid as compensation to broker/dealers.

YIELD AND TOTAL RETURN

         From time to time, the yields and the total returns of the Fund may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Fund may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of the Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. From time to time, the investment adviser may enter into alliances with retirement plan sponsors, including The Legend Group, and the Fund may in its advertisements and sales literature include a discussion of certain attributes and benefits to be derived from its relationship which such retirement plan sponsors. With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Fund is generally available by calling (800) 346-2087.

         Yield Calculations. The yield for the respective share classes of the Fund is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share (including the maximum front-end sales charge of an A Share) on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period with respect to a particular class is based on the average daily number of shares outstanding in the class during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to that class, net of reimbursements. This calculation can be expressed as follows:

                                       a-b       6
                          Yield = 2 [(----- + 1)   - 1]
                                       cd

         Where: a = dividends and interest earned during the period.

                b = expenses accrued for the period (net of reimbursements).

                c = the average daily number of shares outstanding during
                    the period that were entitled to receive dividends.

                d = maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities is recognized by accruing 1/360 of the stated dividend rate of the security each day. Except as noted below, interest earned on debt obligations is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. The Fund's maximum offering price per share for purposes of the formula includes the maximum sales load imposed by the Fund on A Shares -- currently 4.50% of the per share offering price.

         Based on the foregoing calculations, the 30-day yields of the A Shares of the Fund (after fee waivers and expense reimbursements) for the 30 day period ended February 28, 1997 was 2.51%.

         Based on the foregoing calculations, the 30-day yields of the K Shares of the Fund (after fee waivers and expense reimbursements) for the 30-day period ended February 28, 1997 was 2.16%.

         Total Return Calculations. The Fund computes its average annual total returns separately for its separate share classes by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                       ERV  1/n
                                T = [(-----)     - 1]
                                        P

         Where: T = average annual total return.

              ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                P = hypothetical initial payment of $1,000.

                n = period covered by the computation, expressed in terms of years.

         The Fund computes its aggregate total returns separately for its separate share classes by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular share class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                                     ERV
         aggregate total return = [(----- - 1)]
                                      P

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Fund's average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales load charged in connection with the purchase of A Shares.

         Based on the foregoing calculations, the 1) average annual total returns, and 2) the aggregate total returns for the A Shares of the Fund for the year or period indicated were as follows:

               ----------------------------------
                      Average Total Returns
               ----------------------------------
                                   Period From
                                  Commencement
                    One-Year     Of Operations(1)
                  Period Ended        Through
                  February 28,     February 28,
                      1997             1997
-------------------------------------------------
Asset
Allocation
Fund                12.35%            12.25%
-------------------------------------------------

--------------------

1.   The Fund commenced investment operations on January 18, 1994.



              ---------------------------------
                  Aggregate Total Returns
              ---------------------------------
                                  Period From
                                  Commencement
                  One-Year       Of Operations
                Period Ended        Through
                February 28,     February 28,
                    1997             1997
-----------------------------------------------
Asset
Allocation
Fund             12.35%             43.32%
-----------------------------------------------

         Based on the foregoing calculations, the 1) average annual total returns, and 2) the aggregate total returns for the K Shares of the Fund for the year or period indicated was as follows:

              ---------------------------------
                   Average Total Returns
              ---------------------------------
                                 Period From
                                 Commencement
                  One-Year      Of Operations
                Period Ended       Through
                February 28,    February 28,
                    1997            1997
-----------------------------------------------
Asset
Allocation
Fund              17.57%          13.91%
-----------------------------------------------

------------------------

* Performance prior to November 11, 1996 is represented by performance of the A Shares of the Fund. On November 11, 1996, K Shares of the Fund commenced operations.

**   The Fund commenced operations on January 18, 1994.


              ------------------------------------
                   Aggregate Total Returns
              ------------------------------------
                                   Period From
                                  Commencement
                One-Year        Of Operations
              Period Ended         Through
              February 28,       February 28,
                  1997              1997
--------------------------------------------------
Asset
Allocation
Fund*            17.57%             50.02%
--------------------------------------------------

-------------------

* Performance prior to November 11, 1996 is represented by performance of the A Shares of the Funds. On November 11, 1996, K Shares of the Fund commenced operations.

         The Fund may also advertise total return data without reflecting sales charges in accordance with the rules of the SEC. Quotations which do not reflect the sales load will, of course, be higher than quotations which do.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

         The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Company's Charter authorizes the Board of Directors to issue up to four hundred billion full and fractional common shares. Pursuant to the authority granted in the Charter, the Board of Directors has authorized the issuance of twenty-two classes of stock, Classes A through W Common Stock, $.001 par value per share, representing interests in twenty-two separate investment portfolios. Class O represents interests in the A Shares of the Asset Allocation Fund, Class O -- Special Series 3 represents interests in the M Shares of the Asset Allocation Fund; Class O - - Special Series 5 represents interests in the K Shares of the Asset Allocation Fund and Class O -- Special Series 7 represents interests in the SRF Shares of the Asset Allocation Fund. The Company's charter also authorizes the Board of Directors to classify or reclassify any particular class of the Company's shares into one or more series.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Additional Purchase and Redemption Information."

         Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class or series except as otherwise required by the 1940 Act or other applicable law or when permitted by the Board of Directors. Shares have cumulative voting rights to the extent they may be required by applicable law.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each fund affected by the matter. The Fund is affected by a matter unless it is clear that the interests of each of the Company's funds in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2 the approval of an investment advisory agreement or 12b-1 distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, the

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



rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting without regard to particular Funds.

         Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

CUSTODIAN, ACCOUNTING AGENT AND TRANSFER AGENT

         The Company has appointed PNC Bank, National Association, 1600 Market Street, Philadelphia, PA 19103 ("PNC") as custodian for the Fund. PFPC, Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, DE 19809, provides the Fund with certain accounting services pursuant to a Fund Accounting Services Agreement with the Administrator. Both PNC and PFPC, which is located at 103 Bellevue Parkway, Wilmington, Delaware 19809, are wholly owned subsidiaries of PNC Bancorp., a bank holding company. Under the fund accounting services agreement, PFPC has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Company. The monthly fees charged by PFPC under the fund accounting servicing agreement are borne by the Fund. As custodian of the assets of the Fund, PNC (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and disburses portfolio securities; (iii) makes receipts and disbursements of money, (iv) collects and receives income and other payments and distributions on account of portfolio securities, (v) responds to correspondence from security brokers and others relating to their respective duties and (vi) makes periodic reports concerning its respective duties.

         Effective October 25, 1997, PFPC Inc., P.O. Box 8968, Wilmington, Delaware 19899-8968 serves as transfer and dividend disbursing agent for the Fund. Prior thereto, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of BISYS, served as transfer and dividend disbursing agent for the Fund.

COUNSEL

         Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, serves as

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



counsel to the Company and will pass upon the legality of the shares offered hereby.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of the Fund for the fiscal year ended February 28, 1998.

REPORTS

         Shareholders will receive unaudited semi-annual reports describing the Fund's investment operations, and annual financial statements together with the reports of the Fund, audited by the independent accountants.

MISCELLANEOUS

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority" of the outstanding shares or interests of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares or interests of the Fund or (b) 67% of the shares or interests of the Fund present at a meeting at which more than 50% of the outstanding shares or interests of the Fund are represented in person or by proxy.

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Treasury Only Fund were as follows: BA Securities Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 68,019,301.47 shares (32.37%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 115,811,976.99 shares (55.11%); Hare & Co., Bank of New York and Short-Term Investment Funds, Attn:
Bimal Saha, One Wall Street, New York, NY 10286, 18,564,856.67 shares (8.83%); Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 14,665,058.13 shares (63.88%); and City of Hope, Attn: Corporate
Accounting; 1500 East Duarte Road, Duarte, CA 91010, 1,952,348.83 shares (8.50%); and City and County of San Francisco, Mayor's Office of Community Development (MOCD), Attn: Pricilla Watts, 25 Van Ness Avenue, Suite 700, San Francisco, CA 94102, 4,902,943.68 shares (21.36%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 42,378,318.42 shares (21.13%); Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 64,192,825.27 shares (32.01%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 62,881,591.27 shares (59.00%); BA Investment Services, Inc., Attn: Bob Santilli, 185 Berry Street, 3rd Floor, Unit 7852, San Francisco, CA 94107, 34,843,296.47 shares (32.70%); and Security Pacific Cash Management, c/o Bank of America - 6PO. M/C 5533, Attn: Regina Olsen, 1850 Gateway Blvd., Concord, CA 94520, 211,718,600.00 shares (33.22%); and Bank of America Southern Comm. Bank, Attn: Cindy 2964, P.O. Box 98600, Las Vegas, NV 89193-8600, 147,702,252.22 shares (23.18%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: Hare & Co., Bank of New York and Short Term Investment Funds, Attn: Bimal Saha, One Wall Street, New York, NY 10286, 69,602,119.63 shares (20.13%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 223,833,671.16 shares (64.75%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 218,751,508.19 shares (39.77%); Hare and Co., c/o Bank of New York, Attn: Frank Notaro Spec. Proc. Dep., One Wail Street, 5th Floor, New York, NY 10286,88,408,186.13 shares (16.07%); and Clark Company Nevada & Tr., Attn: Mark Aston, Treasurer, 520 South Grand Central Parkway, Las Vegas, NV 89155-1220, 30,000,000.00 shares (5.46%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 172,238,456.01 shares (11.43%); and BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 465,104,543.34 shares (30.85%); and Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 219,164,704.13 shares (34.39%);

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the Treasury Fund were as follows: BA Investment Services, Inc., fbo Clients, Attn: Unit 7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 10,739,687.25 shares (99.99%);

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 75,391,887.45 shares (47.32%); BA Securities, Inc., 185
Berry Street, 3rd Floor, San Francisco, CA 94107, 30,015,417.74 shares (18.84%); WALL Data Incorporated, 11332 NE 122nd Way, Kirkland, WA 98034, 15,984,662.30 shares (10.03%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 3,711,365.97 shares (8.37%); Sunquest
Information Systems, Inc., Attn: Trena Couch, 1407 Eisenhower Boulevard, Johnstown, PA 15904-3217, 16,600,997.97 shares (37.47%); First Trust, NA as
Escrow Agent, FBO Kaiser Aluminum & Chemical Corporation, Dept. of Labor, AC#98925410, P.O. Box 64010, St. Paul, MN 55164-0010, 7,198,000.00 shares
(16.23%); Skinner Corporation, Attn: Debbie Sokvitne, 1326 Fifth Avenue, Suite 711, Seattle, WA 98101, 3,173,621.30 shares (7.16%); and Statek Corporation,
Attn: Brian McCarthy, 512 N. Main Street, Orange, CA 92868, 3,251,044.76 shares (7.33%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 34,261.567.41 shares (14.32%); Omnibus Account for the Shareholder Accounts Maintained by Concord Financial Services, Inc., Attn: Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 34,736,091.09 (14.51%); Viejas Bond of Kumeyaay Indians, a Federally recognized Indian tribe, 5000 Willows Road, Alpine, CA 91901, 15,497,635.34 share (6.48%); Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 27,977,885.64 shares (40.55%); and Bank of Nevada Southern Comm Bank, Attn: Cindy 2964, P.O. Box 98600, Las Vegas, NV 89193-8600, 29,467,772.62
shares (42.71%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: Hare & Co, Bank of New York and Short Term investment Funds, Attn: Binal Saha, One Wall Street, New York, NY 10286,

149,394,037.41 shares (6.78%); BA Investment Services, Inc. For the Benefit of Clients, Attn: Unit 7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 1,749,802,842.05 shares (79.43%); and BA Securities, Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 201,016,335.34 shares (9.12%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 1,346,839,017.87 shares (46.24%); and BISYS Fund Services, Inc.
Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 319,718,303.80 shares (10.98%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the Prime Fund were as follows: BA Investment Services, Inc., fbo Clients, Attn:
Unit 7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 302,342,053.89 shares (99.44%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 86,159,563.09 shares (93.62%); and Bank of
America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 250,784,940.81 shares (97.77%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,522,433.57 shares (13.92%); and BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 115,386,215.41 shares (71.30%).

         At May 30, 1997 the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 115,386,215.41
shares (83.67%); and BA Investment Services, Inc.,

Attn: Bob Santilli, 185 Berry St, 3rd Floor, Unit 7852, San Francisco, CA 94107, 21,291,069.77 shares (15.44%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the California Tax-Exempt Money market Fund were as follows: BISYS Fund Services, Inc., Pittsburgh, fbo our sweep customers, First and Market Building,
Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 169,545,900.04 shares (36.95%); and BISYS Fund Services, Inc. Pittsburgh, fbo our customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 213,083,138.26 shares (46.44%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the California Tax-Exempt Money Market Fund were as follows: BA Securities, Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 201,984,699.03 shares (44.18%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 237,034,467.39 shares (51.85%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the California Tax-Exempt Money Market Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 577,212,706,197.26 shares (55.59%); and BA Investment Services,
Inc., Attn: Bob Santilli, 185 Berry Street, 3rd Floor, Unit 7852, San Francisco, CA 94107, 138,830,382.32 shares (36.28%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the California Tax-Exempt Money Market Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 36,250,280.71 shares (100%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the California Tax-Exempt Bond Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit #38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 2,174,529.37
shares (7.35%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding A Shares of the Corporate Bond Fund were as follows:

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



Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common Trust Funds, Unit 38329, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 409,252.52 shares (18.32%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Corporate Bond Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 14,251.35 shares (99.53%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc., fbo 421981352, 185 Berry Street, 3rd Floor, Suite 2640, San Francisco, CA 94104, 80,975.44 shares (6.21%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the National Municipal Bond Fund were as follows: BISYS Fund Services, Inc., 3435 Stelzer Road, Suite 100, Columbus, Ohio 43219, 104,764 shares (100%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the International Equity Fund were as follows: PACO, Attn: Mutual Funds, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 427,589.93 shares (18.72%); and PACO, Attn: Mutual Funds, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 542,804.32 shares (23.76%); and Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 681,085.08 shares (29.82%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the International Equity Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 22,466.70 shares (99.55%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Aggressive Growth Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 37,286.30 shares (99.86%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Intermediate Bond Fund were as follows: PACO, Attn: Mutual Funds, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 187,640.73 shares (6.32%); Bank of

America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 1,623,599.96 shares (54.65%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Intermediate Bond Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 43,333.53 shares (99.75%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Blue Chip Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 688,814.59 shares (10.26%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Blue Chip Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 81,570.10 shares (99.94%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Capital Income Fund were as follows: BA Investment Services, Inc., fbo 426275621, 185 Berry Street, 3rd Floor, Suite 2640, San Francisco, CA 94104, 5,831.48 shares (8.01%); Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 65,302.16 shares (89.71%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the California Tax-Exempt Bond Fund were as follows: BISYS Fund Services, Inc.,
Attn: Regulation and Compliance Department, 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, 144.47 shares (100%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Asset Allocation Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 114,739.11 shares (6.13%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Asset Allocation Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 42,234.07 shares (99.86%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the U.S. Government Securities Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 48,196.66 shares (99.76%).

         At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Short-Term Government Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 2,075,151.21 shares (97.15%).

         At such date, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

         The Prospectus relating to the Fund and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report for the Fund for the fiscal year ended February 28, 1997 (the "Annual Report") accompanies this Statement of Additional Information. The financial statements and notes thereto in the Annual Report are incorporated in this Statement of Additional Information by reference, and have been audited by Price Waterhouse LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

         "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

         "B" - Issue has only a speculative capacity for timely payment.

         "C" - Issue has a doubtful capacity for payment.

         "D" - Issue is in payment default.


         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuer does not fall within any of the Prime rating categories.


         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


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         "D-4" - Debt possesses speculative investment characteristics.
Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


         Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

         "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         "D" - Securities are in actual or imminent payment default.

         Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-

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dealers.  The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


         IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

         "A1+" - Obligations supported by the highest capacity for timely repayment.

         "A1" - Obligations are supported by the highest capacity for timely repayment.

         "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

         "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

         "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

         "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

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         "D" - Obligations which have a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also

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used for debt subordinated to senior debt that is assigned an actual or implied
"BB" or "BB-" rating.

         "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         "CI" - This rating is reserved for income bonds on which no interest is being paid.

         "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are

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likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


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         The following summarizes the long-term debt ratings used by Duff &
Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

         "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


         The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."


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         "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

         To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


         IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

         "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

         "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

         "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business,

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economic or financial conditions may lead to increased investment risk.

         "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

         IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


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         "BB," "B," "CCC," and "CC," - These designations are assigned by
Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


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         "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

         "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


         Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.










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                                   APPENDIX B


         As stated in the Prospectus, the Asset Allocation Fund may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

I.   INTEREST RATE FUTURES CONTRACTS

         Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

         Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.


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         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

         Examples of Futures Contract Sale. The Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The investment adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the investment adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security

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does indeed decline from 100 to 95, the equivalent futures market price for the
Treasury bonds might also decline from 98 to 93.

         In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         The investment adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         Examples of Futures Contract Purchase. The Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long- term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The investment adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the investment adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding

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15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

         The investment adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.   STOCK INDEX FUTURES CONTRACTS

         A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.


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         The Fund will sell stock index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase stock index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

         In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

         The following are examples of transactions in stock index futures (net of commissions and premiums, if any).


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                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

      Asset Allocation Fund                              Futures

                                                 -Day Hedge is Placed-

Anticipate Buying $62,500                          Buying 1 Index Futures
      Asset Allocation Fund                         at 125
                                                   Value of Futures =
                                                    $62,500/Contract

                                                 -Day Hedge is Lifted-

Buy Asset Allocation Fund with                   Sell 1 Index Futures at 130
      Actual Cost = $65,000                         Value of Futures = $65,000/
Increase in Purchase Price =                          Contract
      $2,500                                        Gain on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

      Asset Allocation Fund                                   Futures

                                                 -Day Hedge is Placed-

Anticipate Selling $1,000,000                       Sell 16 Index Futures at 125
      Asset Allocation Fund                      Value of Futures = $1,000,000

                                                 -Day Hedge is Lifted-

Asset Allocation Fund-Own                        Buy 16 Index Futures at 120
   Stock with Value = $960,000                      Value of Futures = $960,000
   Loss in Fund Value = $40,000                  Gain on Futures = $40,000

         If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

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                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objective: Protect Against Increasing Price

    Asset Allocation Fund                           Futures

                                               -Day Hedge is Placed-
Anticipate Buying $62,500                         Buying 1 Index Futures at 125
      Asset Allocation Fund                    Value of Futures = $62,500/
                                                         Contract

                                               -Day Hedge is Lifted-

Buy Blue Chip Fund with                        Sell 1 Index Futures at 120
      Actual Cost - $60,000                       Value of Futures = $60,000/
Decrease in Purchase Price = $2,500                       Contract
                                               Loss on Futures = $2,500

                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                                Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

  Asset Allocation Fund                             Futures

                                               -Day Hedge is Placed-

Anticipate Selling $1,000,000                  Sell 16 Index Futures at 125
      Asset Allocation Fund                       Value of Futures = $1,000,000

                                               -Day Hedge is Lifted-

Asset Allocation Fund-Own                      Buy 16 Index Futures at 130
   Stock with Value = $1,040,000                  Value of Futures = $1,040,000
   Gain in Fund Value = $40,000                Loss of Futures = $40,000


III.  MARGIN PAYMENTS

         Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have

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been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the investment advisor may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures in the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the

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prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

         Successful use of futures by the Fund is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.   OPTIONS ON FUTURES CONTRACTS

         The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

         Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by its fundamental investment policies, the Fund does not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VI.  OTHER HEDGING TRANSACTIONS

         The Fund presently intends to use interest rate futures contracts and, additionally, the Fund presently intends to use stock index futures contract in connection with its hedging activities. Nevertheless, the Fund is authorized to enter into hedging transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Fund's hedging strategies if, in the judgment of the investment adviser, transactions therein are necessary or advisable.

VII.  ACCOUNTING AND TAX TREATMENT

         Accounting for futures contracts and related options will be in accordance with generally accepted accounting principles.

         Generally, futures contracts and options on futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option ("the 40%-60% rule"). The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of those futures contracts or options will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts or options. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle (if they have not been held for the long-term holding period) will be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, the Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50 percent of any net gain may be treated as long-term and no more than 40 percent of any net loss may be treated as short-term.

         With respect to the Fund, some investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a

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currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. However, regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules, unless an election is made to have such currency rules apply. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the marking-to-market or loss deferral rules under the Code. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts that such Funds may make or may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

         Qualification as a regulated investment company under the Code requires that each Fund satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interests, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income

                                      B-13



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foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

         The Short-Short Test is an additional requirement for qualification as a regulated investment company under the Code. With respect to futures contracts and other financial instruments subject to the mark-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the Short-Short Test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                          PACIFIC HORIZON FUNDS, INC.

                            PACIFIC HORIZON SHARES,
                                HORIZON SHARES,
                 HORIZON SERVICE SHARES, X SHARES AND S SHARES
                                     OF THE
                  PRIME FUND, TREASURY FUND, GOVERNMENT FUND,
                 TREASURY ONLY FUND, TAX-EXEMPT MONEY FUND AND
                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

                                 JUNE 16, 1997
                         (AS REVISED OCTOBER 28, 1997)

                                    Y SHARES
                                     OF THE
                          PRIME FUND AND TREASURY FUND

                                 JUNE 29, 1997
                         (AS REVISED OCTOBER 28, 1997)

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS



                                                                            PAGE
The Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
Investment Objectives and Policies  . . . . . . . . . . . . . . . . . . . .    3
Purchase and Redemption of Shares . . . . . . . . . . . . . . . . . . . . .   38
MANAGEMENT OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . .   48
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
YIELD INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

                           -------------------------


                 This Statement of Additional Information applies to the Pacific Horizon Shares, Horizon Shares and Horizon Service Shares of the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund, the X Shares of the Prime Fund, Treasury Fund and California Tax-Exempt Money Market Fund, the S Shares of the Prime Fund, Treasury Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund and the Y Shares of the Prime Fund and Treasury Fund (each a "Fund" and collectively the "Funds") of Pacific Horizon Funds, Inc. (the "Company"). This Statement of Additional Information is meant to be read in conjunction with the Prospectuses dated June 16, 1997 with respect to the Horizon and Horizon Shares of the Funds and June 29, 1997 with respect to the Y Shares of the Prime and Treasury Funds, as the same may from time to time be revised (individually, a "Prospectus" and collectively, the "Prospectuses"), and is incorporated by reference in its entirety into each such Prospectus. Because this Statement of Additional Information is not itself a Prospectus, no investment in shares of any Fund should be made solely upon the information contained herein. Copies of the Prospectuses relating to the Company's Pacific Horizon Shares, Horizon Shares, Horizon Service Shares, X Shares, S Shares and Y Shares may be obtained by calling Provident Distributors, Inc. ("PDI" or the "Distributor") at (800) 332-3863. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                                  THE COMPANY

                 The Company was organized on October 27, 1982 as a Maryland corporation and commenced its public sale of shares (Pacific Horizon Shares) on March 30, 1984 in each of the Prime Fund and Treasury Fund, which were originally called "Money Market Portfolio" and "Government Money Market Portfolio," respectively. On January 19, 1990 the Prime Fund and Treasury Fund of The Horizon Funds, a Massachusetts business trust (sometimes called the "Predecessor Prime Fund" and "Predecessor Treasury Fund," respectively), were combined with the Money Market Portfolio and Government Money Market Portfolio, respectively, of the Company; the Company changed the names of its resulting portfolios to "Prime Fund" and "Treasury Fund"; and the Company began offering Horizon Shares and Horizon Service Shares in such Funds. On January 19, 1990 the Tax-Exempt Money Fund of The Horizon Funds (the "Predecessor Tax-Exempt Fund") was reorganized as a new portfolio of the Company. Each of these three Predecessor Funds originally commenced operations on July 10, 1987. The California Tax-Exempt Money Market Fund, which commenced its initial public offering of shares on December 6, 1989 by offering a single series of shares known as Pacific Horizon Shares, began offering Horizon Service Shares on March 1, 1993. As of the date of this Statement of Additional Information, the Company has classified but not yet offered Horizon Shares of the California Tax-Exempt Money Market Fund, S Shares of the Treasury Fund, the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund and Y Shares of the Prime Fund and Treasury Fund. The Government Fund and Treasury Only Fund commenced operations on June 4, 1990 as separate investment portfolios (the "Predecessor Government Funds" and "Predecessor Treasury Only Funds," respectively) of First Cash Funds of America and First Funds of America, which were organized as Massachusetts business trusts. On March 1, 1993, the Predecessor Government Funds and Predecessor Treasury Only Funds were reorganized as new portfolios of the Company. Prior to this reorganization, these Predecessor Funds offered and sold shares of beneficial interest that were similar to the Company's Horizon Service and Pacific Horizon Shares. On July 22, 1996, the Prime Fund and Treasury Fund began offering X Shares. On October 2, 1996, the California Tax-Exempt Money Market Fund began offering X Shares. On April 7, 1997, the Prime Fund began offering S Shares.


                       INVESTMENT OBJECTIVES AND POLICIES

                 The Prospectus for each Fund describes the investment objective of the Fund to which it applies. The following information supplements the descriptions of the investment objective and policies in the Prospectuses for the Funds.

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PORTFOLIO TRANSACTIONS

                 Subject to the general control of the Company's Board of Directors, Bank of America National Trust and Savings Association ("Bank of America") is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund. Securities purchased and sold by each Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. During their last three fiscal periods, the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund did not pay any brokerage commissions. The cost of securities purchased by the Funds from underwriters generally includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

                 In executing portfolio transactions and selecting brokers or dealers, it is the Company's policy to seek the best overall terms available. The investment advisory agreement between the Company and Bank of America provides that, in assessing the best overall terms available for any transaction, Bank of America shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment advisory agreement authorizes Bank of America, subject to the approval of the Company's Board of Directors, to cause the Company to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of Bank of America to the particular Fund and the Company. Brokerage and research services may include:
(1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, and (2) analyses and reports concerning industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

                 The Directors will periodically review the commissions paid by the Company to consider whether the commissions, if any, paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Company. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other

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investment companies or other accounts for which investment discretion is exercised. Conversely, the Company or any given Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

                 Brokerage or research services so received are in addition to and not in lieu of services required to be performed by Bank of America and do not reduce the advisory fee payable to Bank of America by the Company. Such services may be useful to Bank of America in serving both the Company and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Bank of America in carrying out its obligations to the Company. The Company will not acquire certificates of deposit or other securities issued by Bank of America or its affiliates, and will give no preference to certificates of deposit or other securities issued by Shareholder Service or Distribution Organizations (as defined below). In addition, portfolio securities in general will be purchased from and sold to Bank of America, PDI and their affiliates acting as principal underwriter, syndicate member, market-maker, dealer, broker or in any other similar capacity, provided such purchase, sale or dealing is permitted under the Investment Company Act of 1940 (the "1940 Act") and the rules thereunder.

                 A Fund's annual portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the Fund's portfolio securities. The calculation excludes all securities the maturities of which at the time of acquisition were thirteen months or less. There is not expected to be any portfolio turnover for the Funds for regulatory reporting purposes.

                 A Fund may participate, if and when practicable, in bidding for the purchase of securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. Any such Fund will engage in this practice only when Bank of America, in its sole discretion, subject to guidelines adopted by the Board of Directors, believes such practice to be in the Fund's interest.

                 Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating
required for purchase by the Fund.   The Board of Directors or Bank of America,
pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation, but will only continue to hold the obligation if retention is in accordance with the interests of the Fund and applicable regulations of the SEC. In addition, it is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933 (the "1933 Act") could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

                 To the extent permitted by law, Bank of America may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.

                 The Company is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Company as of the close of its most recent fiscal year. As of February 28, 1997: (a) the Treasury Fund held the following securities: Repurchase Agreement with Dean Witter, Reynolds, Inc. in the principal amount of $125,000,000; and Repurchase Agreement with Goldman Sachs & Co. in the principal amount of $453,423,000; (b) the Government Fund held the following security: Repurchase Agreement with Dean Witter Reynolds, Inc. in the principal amount of $50,000,000; (c) the Prime Fund held the following securities, Merrill Lynch & Co., Inc. commercial paper in the principal amount of $50,000,000; Bear Stearns Cos., Inc. commercial paper in the principal amount of $25,000,000; Merrill Lynch & Co., Inc. corporate debt in the principal amount of $25,000,000; Merrill Lynch & Co., Inc. weekly variable rate obligation in the principal amount of $50,000,000; Merrill Lynch & Co., Inc. weekly variable rate obligation in the principal amount of $50,000,000; Merrill Lynch & Co., Inc. quarterly variable rate obligation in the principal amount of $50,000,000; Dean Witter Discover & Co-Monthly Variable Rate Obligation in the principal amount of $25,000,000; Dean Witter Discover & Co. corporate obligation in the principal amount of $15,000,000; Goldman Sachs Group L.P. master note in the principal amount of $300,000,000; Dean Witter Discover and Co., commercial paper in the principal amount of $25,000,000, Dean Witter Discover and Co., commercial paper in the principal amount of $50,000,000; Morgan Stanley Group, Inc. master note in the principal amount of $250,000,000, Bear Stearns Companies, Inc. monthly variable rate obligation in the principal amount of $18,000,000; Bear Stearns Companies, Inc. monthly variable rate note in the principal amount of $25,000,000; (d) the Corporate Bond Fund held the following securities: Goldman Sachs Group corporate obligation in the principal amount of $1,500,000; Lehman Brothers corporate obligation in the principal amount of $1,000,000; Merrill Lynch & Co., Inc. corporate debt obligation in the principal amount of $1,500,000; (e) the Intermediate Bond Master Portfolio held the following security: Paine Webber Group medium term note in the amount of $3,000,000 (f) the Asset Allocation Master Portfolio held the following





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securities:  Dean Witter common stock in the amount of $2,701,600, Lehman
Brothers corporate obligation in the principal amount of $1,000,000; Morgan Stanley corporate debt obligation in the principal amount of $3,800,000; Paine Webber Group medium term note in the principal amount of $2,500,000; (g) the Capital Income Fund held the following security: Merrill Lynch & Co., Inc. Structured Yield Product Exchangeable for Stock in the amount of $3,575,000;
(h) the Blue Chip Master Portfolio held the following security: Dean Witter common stock in the amount of $6,220,588.

                 Merrill Lynch & Co., Inc., Goldman, Sachs & Co., Bear Stearns Co., Inc., Morgan Stanley & Co. Incorporated, Shearson Lehman Brothers, Inc., Dean Witter Reynolds, Inc. and Paine Webber are considered to be regular brokers and dealers of the Company.


PORTFOLIO INSTRUMENTS

                 CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES, COMMERCIAL PAPER AND SHORT-TERM NOTES. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specific return. Bankers' acceptances are negotiable deposits or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks having total assets at the time of purchase (including assets of both domestic and foreign branches) in excess of $2.5 billion. Commercial paper consists of unsecured promissory notes issued by corporations. Short-term notes acquired by a Fund may be issued by commercial or investment banking firms, financing companies or industrial or manufacturing concerns. Commercial paper and short-term notes, except for variable and floating rate instruments, will normally have maturities of nine months or less and fixed rates of return, although such instruments may have maturities of up to thirteen months. Commercial paper and short-term notes will consist of issues which, with respect to the Prime, Treasury and Tax-Exempt Money Funds are "First Tier Securities" as defined by the SEC and, with respect to the California Tax-Exempt Money Market Fund are "Eligible Securities" as defined by the SEC. During temporary defensive periods or if in the investment adviser's opinion suitable First Tier Securities are not available for investment, the Tax-Exempt Money Fund may also acquire "Eligible Securities" as defined by the SEC. First Tier Securities consist of instruments that are either rated at the time of purchase in the top rating category by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or issued by issuers with such ratings. Eligible Securities consist of instruments that are either rated at the time of purchase in the top two rating categories by one or more unaffiliated NRSROs or issued by issuers with such ratings. See the Appendix to this statement of additional information for a description of the applicable NRSRO ratings. Unrated instruments (including instruments with long-term but no short-term ratings) purchased by a Fund will be of comparable quality as determined by Bank of America pursuant to guidelines approved by the Board of Directors and Bank of America.

                 Holding Euro CDs, Yankee CDs, Yankee BAs, Yankee Euros, commercial paper or other obligations of foreign issuers may subject a Fund to investment risks that are different in some respects from those incurred by a Fund which invests only in obligations of domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

                 Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

                 As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to the Euro CDs, Yankee CDs, Yankee BAs, Yankee Euros and other foreign bank obligations that a Fund may acquire.

                 U.S. GOVERNMENT OBLIGATIONS. Obligations of the U.S. Government and its agencies and instrumentalities include Treasury bills, certificates of indebtedness, notes and bonds, Treasury strips, and issues of such entities as the Federal Home Loan Banks, Federal Land Banks, Federal Housing Administration,

Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Funding Corporation, Tennessee Valley Authority and Federal National Mortgage Association. The Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market Funds will not acquire obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank; however, the Government and Treasury Only Funds may acquire such obligations in accordance with their investment policies.

                 Government National Mortgage Association ("GNMA") certificates are U.S. Government agency mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the certificate.
In addition to GNMA certificates, mortgage-backed securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC") may also be acquired. Securities issued and guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States. If either fixed or variable rate pass-through securities issued by the U.S. Government or its agencies or instrumentalities are developed in the future, the Prime, Government, Tax-Exempt Money and California Tax-Exempt Money Market Funds reserve the right to invest in them, after making appropriate disclosure to investors. Certain securities issued by all governmental agencies may be prepaid. Prepayment of mortgages underlying most mortgage-backed securities may reduce their current yield and total return. During periods of declining interest rates, such prepayments can be expected to accelerate and the Funds would be required to reinvest the proceeds at the lower interest rates then available.

                 VARIABLE AND FLOATING RATE INSTRUMENTS. The Funds may acquire variable and floating rate instruments as described in their Prospectuses. Variable and floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the investment adviser under guidelines established by the Company's Board of Directors to be of comparable quality at the time of purchase to rated instruments eligible for purchase by such Fund. In making such determinations, the investment adviser will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may not be an active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved. In the event the issuer of the instrument defaulted on its payment obligations, the Fund involved could, for this or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit and may have maturities of more than thirteen months. In determining a Fund's average weighted maturity and whether a variable or floating rate instrument has a remaining maturity of thirteen months or less, each variable rate instrument having a demand feature that entitles the Fund to receive the principal amount thereof at any time, or at specified intervals not exceeding thirteen months, in each case on not more than thirty days' notice, shall be deemed by the Company to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand; each variable rate instrument not having such a demand feature but having a stated maturity of thirteen months or less or issued or guaranteed by the U.S. Government or its agencies will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment; each floating rate instrument having a demand feature that entitles the Fund to receive the principal amount thereof at any time, or at specified intervals not exceeding thirteen months, in each case on not more than thirty days' notice, shall be deemed to have a maturity equal to the period of time remaining until the principal amount owed can be recovered through demand. Variable and floating rate instruments which are not payable upon seven days' notice and which do not have an active trading market are considered illiquid securities.

                 RATINGS AND ISSUER'S OBLIGATIONS. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Credit Rating Co. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc. ("Thomson") and IBCA Limited and IBCA Inc. ("IBCA") represent their opinions as to the quality of debt securities. However, ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

                 An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or, in the case of governmental entities, upon the ability of such entities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

                 MUNICIPAL SECURITIES. Substantially all of the assets of the Tax-Exempt Money Fund and primarily all of the assets of the California Tax-Exempt Money Market Fund are invested in "Municipal Securities" (securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, authorities, agencies and instrumentalities, the interest on which is exempt from regular Federal income tax in the opinion of bond counselor to the issuer). The Tax-Exempt Money Fund may concentrate more than 25% of its assets in California Municipal Securities and the California Tax-Exempt Money Market Fund intends that under normal market conditions at least 80% of its net assets will be invested in California Municipal Securities. Although the Prime Fund is also authorized to invest in Municipal Securities under certain circumstances, no more than 5% of the value of such Fund's net assets will be so invested at any one time. (The purchase of Municipal Securities by the Prime Fund may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the yield on such securities, on a pre-tax basis, is comparable to that of other short-term money market instruments that the Fund may purchase. Dividends paid by the Prime Fund that are derived from interest on Municipal Securities would be taxable to the Fund's shareholders for federal income tax purposes.)

                 Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. In addition certain types of private activity bonds are issued by or on behalf of public authorities to finance various privately-operated facilities. Municipal Securities also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loan obligations. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                  There are variations in the quality of Municipal Securities between classifications (such as general obligation, revenue and moral obligation issues) and within a particular classification, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. It should also be noted, with respect to all Municipal Securities issued after August 15, 1986 (August 31, 1986 in the case of certain bonds), that the issuer must comply with certain rules formerly applicable only to "industrial development bonds" which, if the issuer fails to observe them, could cause interest on the Municipal Securities to become taxable retroactive to the date of issue.

                 The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

                 From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, pursuant to federal tax legislation passed in 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the relevant Funds' Prospectuses under "Dividends, Distributions and Taxes.") The Funds cannot predict what legislation, if any, may be proposed in Congress or in the California legislature in the future as regards the federal and California state personal income tax status of interest on Municipal Securities in general, or California Municipal Securities in particular, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of Municipal Securities (and California Municipal Securities) for investment by the Tax-Exempt Money Fund

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and the California Tax-Exempt Money Market Fund and the liquidity and value of such Funds' portfolios. In such an event the Board of Directors would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

                 REPURCHASE AGREEMENTS. Each Fund, except the Treasury Only Fund, may enter into repurchase agreements with respect to their portfolio securities as indicated in their Prospectuses. Pursuant to such agreements, a Fund purchases securities from financial institutions such as banks and broker-dealers which are deemed to be creditworthy by the investment adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a specified date and price. No Fund will enter into repurchase agreements with Bank of America or Bank of America's affiliates, nor will any Fund give preference to repurchase agreements with Distribution Organizations (as defined below), Shareholder Organizations or Service Organizations. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Funds' custodian or a sub-custodian or in the Federal Reserve/Treasury book-entry system, and a Fund will make payment for such securities only upon receipt of evidence of physical delivery of the securities or of such book entry. The seller under a repurchase agreement will be required to deliver instruments the value of which is 102% of the repurchase price (excluding accrued interest), provided that notwithstanding such requirement, the adviser shall require that the value of the collateral, after transaction costs (including loss of interest reasonably expected to be incurred on a default), shall be equal to or greater than the resale price (including accrued resale premium) provided in the agreement. The accrued resale premium shall be the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the resale price specified in the repurchase agreement. If the seller defaulted on its repurchase obligation, the Fund holding the repurchase agreement would suffer a loss to the extent that the proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the particular Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

                 REVERSE REPURCHASE AGREEMENTS. The Funds may also enter into reverse repurchase agreements with respect to their securities. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated account maintained with its custodian cash, U.S. Government securities and other liquid high-grade debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account for maintenance of such equivalent value. Reverse repurchase agreements are considered to be borrowings by a Fund under the Investment Company Act of 1940.

INVESTMENT PRACTICES

                 WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. The Funds may purchase securities on a "when-issued," "forward commitment" or "delayed" settlement basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets (cash or liquid securities) in the separate account so that the value of the account remains equal to the amount of such Fund's commitment. The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid investments to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the investment adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 25% of the value of its assets.

                 A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

                 When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                 The market value of the securities underlying a when-issued purchase, a forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

                 STAND-BY COMMITMENTS. The Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Securities held in their respective portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price.

                 The amount payable to the Tax-Exempt Money Fund or the California Tax-Exempt Money Market Fund upon its exercise of a "stand-by commitment" is normally the amortized cost of the underlying instruments plus accrued interest, if any. "Stand-by commitments" can be acquired when the remaining maturity of the underlying Municipal Securities is not greater than thirteen months, and are exercisable by a Fund at any time before the maturity of such obligations. In determining net asset value, a Fund values Municipal Securities on the basis of amortized cost without reference to the presence of the "stand-by commitment," as described below. A "stand-by commitment" may be sold, transferred or assigned by a Fund only with the instrument involved.

                 The Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund expect that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by a Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

                 The Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund intend to enter into "stand-by commitments" only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks and broker-dealers is secured by the value of the underlying Municipal Securities that are subject to a commitment.

                 The Tax-Exempt Money Fund or California Tax-Exempt Money Market Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued at amortized cost in accordance with the ordinary method of valuation employed by a Fund. "Stand-by commitments" which would be acquired by a Fund would be valued at zero in determining net asset value. Where a Fund paid any consideration directly or indirectly for a "stand-by commitment," its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. "Stand-by commitments" would not affect a Fund's average weighted maturity.

                 LOANS OF SECURITIES. The Prime Fund, Government Fund and Treasury Only Fund may lend their securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities (U.S. Treasury securities with respect to the Treasury Only Fund) or cash or letters of credit which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the Fund involved may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund (33 1/3% with respect to the Treasury Only Fund).

                 A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested in short term money market instruments. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

ADDITIONAL INFORMATION

                 The investment adviser's own investment portfolios may include bank certificates of deposit, bankers' acceptances, corporate debt obligations, equity securities and other investments any of which may also be purchased by a fund of the Company. The Fund may also invest in securities, interests or obligations of companies or entities which have a deposit, loan, commercial banking or other business relationship with Bank of America or any of its affiliates (including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by a fund of the Company).

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SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL SECURITIES

         This summary does not purport to be a comprehensive description of all relevant facts. Although the Company has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Company. Rather, the information presented herein has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, the estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

ECONOMIC FACTORS

                 FISCAL YEARS PRIOR TO 1996-97. By the close of the 1989-90 Fiscal Year, California's revenues had fallen below projections so that the State's budget reserve, the Special Fund for Economic Uncertainties (the "Special Fund"), was fully depleted by June 30, 1990. A recession which had begun in mid-1990, combined with higher health and welfare costs driven by the State's rapid population growth, adversely affected General Fund revenues and raised expenditures above initial budget appropriations.

                 As a result of these factors and others, the State confronted a period of budget imbalance. Beginning with the 1990-91 Fiscal Year and for several years thereafter, the budget required multi-billion dollar actions to bring projected revenues and expenditures into balance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the Special Fund -- approaching $2.8 billion at its peak on June 30, 1993.

                 By the 1993-94 Fiscal Year, the accumulated deficit was too large to be prudently retired in one year and a two-year program was implemented. This program used revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year.

                 The 1994-95 Budget Act projected General Fund revenues and transfers of $41.9 billion. Expenditures were projected to be $40.9 billion -- an increase of $1.6 billion over the prior year. As a result of the improving economy, however, the fiscal year ultimately produced revenues and transfers of $42.7 billion





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which more than offset expenditures of $42.0 billion and thereby reduced the accumulated budget deficit.

                 With strengthening revenues and reduced caseload growth driven by an improving economy, the State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. The 1995-96 Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year, and expenditures were budgeted at $43.4 billion. In addition, the Department of Finance projected that after repaying the last of the carryover budget deficit, there would be a positive balance of $28 million in the budget reserve as of June 30, 1996.

                 1996-97 FISCAL YEAR.
                 The 1996-97 Governor's Budget, released January 10, 1996, projected General Fund revenues and transfers of $45.6 billion, a 1.3% increase over 1995-96. The Governor's budget proposed two major initiatives, a 15% personal and corporate income tax cuts and a revision of the trial court funding program, which would have the effect of reducing General Fund revenues. The Governor's Budget proposed General Fund expenditures of $45.2 billion. The Governor's Budget also proposed Special Fund revenues equal to expenditures, at a level of $13.3 billion.

                 The May Revision of the Governor's Budget, released on May 21, 1996 ("The May Revision"), updated revenue estimates for the 1996-97 Fiscal Year, reflecting stronger economic activity in the State and thus greater revenue growth. The revised estimate was for $47.1 billion of revenues, still assuming the Governor's tax cut would be enacted, and $46.5 billion of expenditures.

                 1996-97 Budget Act
                 The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriates a budget reserve in the Special Fund of $305 million, as of June 30, 1997. The Department of Finance projects that, on June 30, 1997, the State's available borrowable
(cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing is anticipated.

                 Revenues - The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), approved a 5% cut in bank and corporation taxes, to be effective for income years commencing on January 1, 1997. As





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a result of the Legislature's failure to enact the personal income tax cut, revenues for the Fiscal Year are estimated to be $550 million higher than projected in the May Revision, and are now estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. Special Fund revenues are estimated to be $13.3 billion.

                 Expenditures - The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

                 The following are principal features of the 1996-97 Budget
Act:

                 1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second consecutive year, the full cost of living allowance (3.2 percent) was funded. Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called ADA, or Average Daily Attendance), an almost 15% increase over the level prevailing during the recession years. Out of this $1.6 billion total community colleges will receive an increase in funding of $157 million for 1996-97.

                 Due to higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.

                 2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings. See "Federal Welfare Reform".

                 3. A 4.9 percent increase in funding for the University of California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees.





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                 4.       The Budget Act assumed the federal government will
provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)


                 5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.

                 6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

                 The Budget Act did not contain any tax increases. As noted, there was a reduction in bank and corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters Tax Credit, saving $520 million in expenditures.

                 Federal Welfare Reform - Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (P.L. 104-193, the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

                 The Law requires states to implement the new TANF program not later than July 1, 1997 and provides California approximately $3.7 billion in block grant funds for FY 1996-97. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan is to be submitted in time to allow grant reductions to be implemented effective January 1, 1997 (allowing $92 million of the $163 million referred to in paragraph 2 above to be saved) and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other





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federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus in lieu of the $660 million savings initially assumed to be saved, it is now projected that savings will total approximately $360 million.

                 A preliminary analysis of the Law by the Legislative Analyst's Office indicated that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how the State implements the Law. There are many choices including how quickly the State implements the Law; the degree to which the State elects to make up for cuts in federal aid; provide more aid to counties, or cut some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law.

                 1997-98 FISCAL YEAR PROPOSED BUDGET.

                 On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects General Fund revenues and transfers in 1997-98 of $50.7 billion, a 4.6% increase from revised 1996-97 figures. The Governor proposes expenditures of $50.3 billion, a 3.9% increase from 1996-97. The Governor's Budget projects a balance in the SFEU of $553 million on June 30, 1998. The Governor's Budget also anticipates about $3 billion of external borrowing for cash flow purposes during the year, with no requirement for cross-fiscal year borrowing.

                 Among the major initiatives and features of the Governor's Budget are the following:

                 1. A proposed 10% cut in the Bank and Corporation Tax rate, to be phased in over two years.

                 2. Proposition 98 funding for K-14 schools will be increased again, as a result of stronger revenues. Per-pupil funding for K-12 schools will reach $5,010, compared to $4,220 as recently as the 1993-94 Fiscal Year. Part of the new funding is proposed to be dedicated to the completion of the current program to reduce class size to 20 pupils in lower elementary grades, and to expand the program by one grade, so that it will cover K-3rd grade.

                 3. Funding for higher education will be increased consistent with a four-year "compact" established in 1995-96. There is not projected to be any increase in student fees at any of the three levels of the State higher education system.

                 4. The 1997-98 proposed Governor's Budget assumes approximately $500 million in savings contingent upon federal action. The Budget assumes that federal law will be enacted to





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remove the maintenance-of-effect requirement for Supplemental Security Income
(SSI) payments, thereby enabling the state to reduce grant levels pursuant to previously enacted state law ($279 million). The Budget also assumes the federal government will fund $216 million in costs of health care for illegal immigrants.

                 THE ORANGE COUNTY BANKRUPTCY. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

                 In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.


CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS.

                 Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

                 REVENUE DISTRIBUTION. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.





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                 HEALTH CARE LEGISLATION.  Certain Debt Obligations in the
Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

                 The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

                 Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

                 California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient





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base, but may result in reduced payment and lower net income to the contracting hospitals.

                 These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

                 MORTGAGES AND DEEDS. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.





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                 Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

                 In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

                 Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

                 Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance





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interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.


                 PROPOSITION 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added
Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

                 Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

                 Legislation enacted by the California Legislature to implement
Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

                 PROPOSITION 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of





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"appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

                 PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

                 Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

                 During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also





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intended that the "extra" payments would not be included in the Proposition 98
"base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

                 PROPOSITION 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

                 PROPOSITION 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

                 1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

                 2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;





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                 3.       Restricts the use of revenues from a special tax to
         the purposes or for the service for which the special tax was imposed;

                 4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

                 5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

                 6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

                 7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

                 8. Permits these provisions to be amended exclusively by the voters of the State of California.

                 In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal.App. 3d 623, 215 Cal.Rptr. 511 (Cal.Ct.App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal.App.3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

                 In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal.4th 220, reh'g denied, modified (Dec. 14, 1995) 12
Cal.4th 344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

                 Senate Bill 1590 (O'Connell), introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and it is currently pending in the California State Assembly. It is not clear whether the Bill, if enacted, would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

                 PROPOSITION 218. On November 5, 1996,the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

                 Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

                 Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were

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imposed.  This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi
v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

                 The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

                 Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

                 Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

                 PROPOSITION 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.


                 Other Investment Information. The investment adviser believes that it is likely that sufficient California Municipal Securities will be available to satisfy the investment objective, policies and limitations of the California Tax-Exempt Money Market Fund, and to enable the Fund to invest at least 50% of its total assets in California Municipal Securities at the close of each of its fiscal quarters. In meeting this investment policy the Fund may invest in Municipal Securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 20% of the Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser in light of the Fund's investment objective and policies. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

                 If Pacific Horizon's Board of Directors, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the

California Tax-Exempt Money Market Fund's total assets in California Municipal Securities at the close of each quarter of the California Tax-Exempt Money Market Fund's taxable year, the Board would re-evaluate the Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

INVESTMENT LIMITATIONS

                 The Prospectuses for each Fund (except the Government Fund and the Treasury Only Fund) set forth certain fundamental policies that may not be changed with respect to such Fund without the affirmative vote of the holders of the majority of the Fund's outstanding shares (as defined below under "Miscellaneous"). Similarly, the following enumerated additional fundamental policies may not be changed with respect to a Fund without such a vote of shareholders.

THE PRIME FUND MAY NOT:

                 1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if immediately thereafter more than 15% of its total assets would be invested in certificates of deposit or bankers' acceptances of any one bank, or more than 5% of its total assets would be invested in other securities of any one bank or the securities of any other issuer (except that up to 25% of the Fund's total assets may be invested without regard to this limitation).

                          In accordance with current regulations of the SEC,
the Prime Fund presently will limit its investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period that does not exceed three business days. This intention is not, however, a fundamental policy of the Fund.

THE TREASURY FUND MAY NOT:

                 1. Concentrate its investments in any particular industry (excluding obligations of the U.S. Government, obligations of domestic banks, and repurchase agreements), but if it is deemed appropriate for the achievement of its investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry; provided, that nothing in this investment restriction shall affect the Fund's ability to invest a portion or all of its assets in a corresponding investment company with the same investment objective and policies.

THE PRIME FUND, TREASURY FUND AND CALIFORNIA TAX-EXEMPT MONEY MARKET FUND MAY
NOT:

                 1. Purchase or sell real estate (however, a Fund may, to the extent appropriate to its investment objective, purchase securities issued by companies investing in real estate or interests therein and the California Tax-Exempt Money Market Fund may purchase Municipal Securities secured by real estate or interests therein).

                 2.       Underwrite the securities of other issuers.

                 3. Purchase securities of companies for the purpose of exercising control.

                 4. Purchase securities on margin, make short sales of securities or maintain a short position.

                 5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets.

                 6. Make loans except that (i) a Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to its investment objective and policies, and (ii) the Prime Fund may lend portfolio securities.

NEITHER THE GOVERNMENT FUND NOR THE TREASURY ONLY FUND MAY:

                 1. Purchase any security or evidence of interest therein on margin, except that a Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities.

                 2. Underwrite securities issued by other persons, except that all of the assets of a Fund may be invested in a corresponding investment company with the same investment objective and policies and except insofar as a Fund may technically be deemed an underwriter under the 1933 Act in selling a security.

                 3. Make loans to other persons except (a) through the lending of securities held by a Fund, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, or
(c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this investment restriction the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

                 4. Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by such Fund).

                 5. Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction No. 2 as stated in the Funds' Prospectus regarding borrowing.

                 6. Concentrate its investments in any particular industry (excluding obligations of the U.S. Government, obligations of domestic banks, and repurchase agreements), but if it is deemed appropriate for the achievement of its investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry; provided, that nothing in this investment restriction shall affect the Fund's ability to invest a portion or all of its assets in a corresponding investment company with the same investment objective and policies.

THE TAX-EXEMPT MONEY FUND MAY NOT:

                 1. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. Securities issued or guaranteed by the United States Government or its agencies or instrumentalities are not subject to this investment limitation. For purposes of this limitation and the Fund's policy on concentration of investments set forth in the Prospectus, a governmental agency, authority, instrumentality or other political subdivision is deemed to be an issuer, separate from the government creating such subdivision, if the security issued by such subdivision is backed only by the assets and revenues of the subdivision, and a guarantee of a security is not deemed to be a security issued by the guarantor, provided that no more than 10% of the value of the Fund's total assets is invested in securities issued or guaranteed by such guarantor.

                 2. Underwrite any issue of securities, except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                 3. Purchase or sell real estate, except that the Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which invest in real estate or interests therein.

                 4. Purchase securities on margin, make short sales of securities or maintain a short position.

                 5. Write or sell puts, calls, straddles, spreads or combinations thereof.

                 6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs.

                 7. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

                 8. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, and may enter into repurchase agreements with respect to securities.

                 9. Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to investments in Municipal Securities or obligations issued or guaranteed by the Federal Government and its agencies and instrumentalities; (b) although there is no limitation with respect to investments in certificates of deposit and bankers' acceptances issued by domestic branches of United States banks, no more than 10% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and no more than 25% of the total value of the Fund's assets at the time of purchase may be invested in certificates of deposit and bankers' acceptances issued by domestic branches of foreign banks and foreign branches of domestic banks; (c) each utility service (such as gas, gas transmission, electric and telephone service) will be considered a single industry for purposes of this policy; and (d) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

THE CALIFORNIA TAX-EXEMPT MONEY MARKET FUND MAY NOT:

                 1. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

                 2. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs (however, the Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities).

                 3. Purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

                 4. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Fund may acquire stand-by commitments with respect to its Municipal Securities.

                 5. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

                             *         *         *

                 If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

                 For purposes of Investment Limitation Paragraph 1 relating to the Prime Fund in this Statement of Additional Information, Investment Limitation Paragraph 6 relating to the Government Fund and Treasury Only Fund in this Statement of Additional Information, Investment Limitation Paragraph 9 relating to the Tax-Exempt Money Fund in this Statement of Additional Information and Investment Limitation Paragraph 5 relating to the California Tax-Exempt Money Market Fund only in this Statement of Additional Information, these

Funds treat, in accordance with the current views of the staff of the SEC and as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

                 For purposes of Investment Limitation Paragraph 6 of this Statement of Additional Information with respect to the Prime Fund, Treasury Fund, and California Tax-Exempt Money Market Fund, Investment Limitation Paragraph 3 of this Statement of Additional Information with respect to the Government Fund and Treasury Only Fund and Investment Limitation Paragraph 8 of this Statement of Additional Information with respect to the Tax-Exempt Money Fund, the Funds may hold debt instruments whether such instruments are part of a public offering or privately negotiated.


                       PURCHASE AND REDEMPTION OF SHARES

IN GENERAL

                 The Company or its transfer agent may require any information reasonably necessary to evidence that a redemption has been duly authorized. Under the 1940 Act any of the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), during which trading on such Exchange is restricted, during which an emergency exists (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of portfolio securities is not reasonably practicable or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

                 In addition a Fund may redeem shares involuntarily in certain instances if such redemption is appropriate to carry out the Company's responsibilities under the 1940 Act. If the Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in readily-marketable securities or other property. In such an event a shareholder would incur transaction costs in selling the securities or other property. See "Net Asset Value" below for an example of when such form of payment might be appropriate. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the Company's net asset value at the beginning of such period.

                 Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one Fund offered by the Company must maintain a separate Master Account for each Fund. Institutions may arrange with the Funds' transfer agent for certain sub-accounting services (such as purchase, redemption and dividend record keeping).

NATIONAL BANKING REGULATIONS

                 The Comptroller of the Currency has ruled that a national bank may invest in shares of an investment company to the extent that the portfolio of such company consists of investments in which the bank might invest directly. As a national bank could invest directly without limitation in general obligations of the U.S. Treasury and the portfolios of the Treasury Fund and Treasury Only Fund are limited to such investments, national banks may acquire shares of the Treasury Fund and Treasury Only Fund without limitation.

                 In addition, the regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. In the opinion of the Company's counsel, the purchase of shares of the Funds by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account. Prospective investors should consult their advisers regarding the law applicable to their purchase of shares.

NET ASSET VALUE

                 IN GENERAL. Each class's net asset value per share is calculated by dividing the total value of the assets attributable to the class, less the value of any liabilities applicable to the class, by the total number of outstanding shares of that class. Each class's net asset value is calculated separately from each of the other of the Company's class's net asset value. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares representing interests in the Fund together with all income, earnings, profits and proceeds derived from the investment thereof, any proceeds from the sale, exchange or liquidation of such investments, any funds or payments derived from any re-investment of such proceeds, and a portion of any general assets of the Company not belonging to a particular Fund. Each Fund is charged with the direct expenses of that Fund and with a share of the general expenses of the Company. The determinations by the Board of Directors as to direct and allocable expenses and the allocable portion of general assets with respect to the various portfolios are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund except for payments to Shareholder Organizations that are borne solely by Horizon Service Shares and certain payments to Distribution or Service Organizations, including Bank of America and BA Investment Services, Inc. ("BAIS"), that are borne solely by Pacific Horizon Shares, X Shares, Y Shares and S Shares and Rule 12b-1 fees that are borne solely by X Shares, Y Shares and S Shares of the Funds, as described in the Prospectuses for such Shares.

                 A "business day" for purposes of processing share purchases and redemptions received by the Transfer Agent is a day on which both the Funds' custodian and the New York Stock Exchange are open for trading, except a "business day" does not include Martin Luther King, Jr. Day, Columbus Day or Veteran's Day. In 1997 the holidays on which the New York Stock Exchange is closed are: New Year's Day, President's Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                 AMORTIZED COST METHOD. The Funds use the amortized cost method of valuation in computing the net asset value of their shares for purposes of sales and redemptions. Under this method a Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate amortization of any discount or premium until maturity of the security. As a result the value of a portfolio security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount such Fund would receive if it sold its portfolio securities. The market value of the securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its amortized cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its amortized cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

                 In connection with their use of amortized cost valuation, the Funds limit the dollar-weighted average maturity of their portfolios to not more than 90 days and do not purchase any instrument with a remaining maturity of greater than 397 calendar days, except for certain qualifying variable or floating rate instruments whose maturities may be longer. The Company's

Board of Directors has also established, pursuant to rules promulgated by the SEC, procedures that are intended to stabilize each Fund's net asset value per share for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which a Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1% the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening a Fund's average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding shares without monetary consideration or determining net asset value per share by using available market quotations. If a Fund reduces the number of its outstanding shares without monetary consideration it will mail written notice to shareholders at least three business days before the redemption and in the notice will state the reason for the redemption and the fact that the redemption may result in a capital loss to shareholders.

                 The Funds' administrator may use a pricing service to value certain portfolio securities where the prices provided are believed by the administrator pursuant to guidelines adopted by the Board of Directors to reflect the fair value of such securities. In valuing a Fund's securities, the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations for normal institutional-sized trading units of debt securities and would not rely on quoted prices. The methods used by the pricing service and the valuations so established will be utilized under the general supervision of the Company's Board of Directors. Additionally, in determining market-based net asset value per share all portfolio securities for which market quotations (or appropriate substitutes that reflect current market conditions) are not readily available shall be valued at their fair value as determined by the valuation committee in accordance with procedures established by the Board of Directors.

SUPPLEMENTARY PURCHASE INFORMATION:  PACIFIC HORIZON SHARES

                 Initial purchases of Pacific Horizon Shares into a new account may not be made by wire. However, persons wishing to make a subsequent purchase of Pacific Horizon Shares into an already existing account by wire should telephone the Transfer

Agent at (800) 346-2087. The investor's bank must be instructed to wire federal funds to the Transfer Agent, referring in the wire to the particular Fund in which such investment is to be made; the investor's portfolio account number; and the investor's name.

                 Shares may be purchased in connection with IRAs only by direct remittance to the Transfer Agent. Purchases for IRA accounts will be effective only when payments received by the Transfer Agent are converted into federal funds. Purchases for these plans may not be made in advance of receipt of funds. The Transfer Agent may charge a fee to act as custodian for IRAs, payment of which could require the liquidation of shares. Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds liquidated by the Transfer Agent as fees for custodial services to IRA accounts will not be subject to the contingent deferred sales load. All fees charged are described in the appropriate form.

SUPPLEMENTARY REDEMPTION INFORMATION:  PACIFIC HORIZON SHARES

                 Pacific Horizon Shares for which orders for wire redemption are received on a business day before 2:30 p.m. (Eastern Time) with respect to the Prime Fund, Treasury Fund or Government Fund, 11:30 a.m. (Eastern Time) with respect to the Treasury Only Fund, 10:30 a.m. (Eastern Time) with respect to the California Tax-Exempt Money Market Fund or 12:00 noon (Eastern time) with respect to the Tax-Exempt Money Fund, will be redeemed as of such time and the proceeds of redemption (less any applicable contingent deferred sales load charged on Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds) will normally be wired in Federal funds on the same business day to the commercial bank specified by the investor on the Account Application (or other bank of record on the investor's file with the Transfer Agent). To qualify to use the wire redemption privilege, payment for shares must be drawn on, and redemption proceeds paid to, the same bank and account as designated on the Account Application (or other bank of record as described above). If the proceeds of a particular redemption are to be wired to another bank, the request must be in writing and signature guaranteed. Pacific Horizon Shares for which orders for wire redemption are received on a business day after the respective times stated above or on a non-business day will be redeemed as of the next determination of net asset value for the Fund involved and the proceeds of redemption (less any applicable contingent deferred sales load charged on Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds) will normally be wired in federal funds on the next business day after receipt of the redemption request. Redemption proceeds (less any applicable contingent deferred sales load charged on Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds) will be wired to a correspondent member bank if the investor's designated bank is not a member of the Federal Reserve System. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account. Proceeds of less than $1,000 will be mailed to the investor's address.

                 To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 182090, Columbus, Ohio 43218-2090. (Effective October 18, 1997, all such requests should be sent to the Company, c/o Pacific Horizon Funds, Inc., P.O. Box 8968, Wilmington, Delaware 19899-8968.) Such request must be signed by each shareholder, with each signature guaranteed as described in the Funds' Prospectuses. Guarantees must be signed by an authorized signatory and "signature guaranteed" must appear with the signature. The Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                 Investors redeeming by Check generally will be subject to the same rules and regulations that commercial banks apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent. An investor may deliver Checks directly to the Transfer Agent, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-3035, in which case the proceeds will be mailed, wired or made available at the Transfer Agent on the next business day. (Effective October 18, 1997, Checks should be delivered to PFPC, P.O. Box 8968, Wilmington, Delaware 19899-8968.) The Check delivered to the Transfer Agent must be accompanied by a properly executed stock power form on which the investor's signature is guaranteed as described in the Funds' Prospectuses.

                 Because dividends accrue daily and because a contingent deferred sales load may be applicable, Checks should not be used to close an account. Check redemption may be modified or terminated at any time by the Company or the Transfer Agent upon notice to shareholders.

                 For processing redemptions, the Transfer Agent may request further documentation from corporations, executors, administrators, trustees or guardians. The Transfer Agent will accept other suitable verification arrangements from foreign investors, such as consular verification.

                 Investors should be aware that if they have selected the TeleTrade Privilege, any request for a wire redemption will be effected as a TeleTrade transaction through the Automated Clearing House (ACH) system unless more prompt transmittal specifically is requested. Redemption proceeds of a TeleTrade transaction will be on deposit in the investor's account at the ACH member bank normally two business days after receipt of the redemption request.

                 Pacific Horizon Shares of the Prime Fund acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds are subject to a contingent deferred sales load upon redemption. For purposes of computing the contingent deferred sales load, the length of time of ownership will be measured from the date of the original purchase of Class B shares and will not include any period of ownership of the Pacific Horizon Shares of the Prime Fund.

                 Exchange Privilege. Shareholders in the Pacific Horizon Family of Funds have an exchange privilege whereby they may exchange all or part of their Pacific Horizon Shares for shares of other investment portfolios in the Pacific Horizon Family of Funds or for like shares of any investment portfolio of Time Horizon Funds. In addition, holders of Class B shares of an investment portfolio of Time Horizon Funds may exchange such Class B shares for Pacific Horizon Shares of the Pacific Horizon Prime Fund without the payment of any contingent deferred sales load at the time the exchange is made. By use of the exchange privilege, the investor authorizes the Transfer Agent to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding.
The exchange privilege may be modified or terminated at any time upon notice to shareholders. For federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares exchanged is more or less than his basis in such shares at the time of the transaction.

                 Exchange transactions described in Paragraphs A, B, C, D and E below will be made on the basis of the relative net asset values per share of the investment portfolios involved in the transaction.

         A. Shares of any investment portfolio purchased with a sales load, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales load for shares of any other investment portfolio in the Pacific Horizon Family of Funds or Time Horizon Funds.

         B. Pacific Horizon Shares of the Prime Fund ("Prime Shares") acquired pursuant to an exchange transaction with Class B shares of an investment portfolio of Time Horizon Funds will continue to be subject to a contingent deferred sales load. However, Prime Shares that had been acquired through an exchange of Class B shares of an investment portfolio of the Time Horizon Funds may be exchanged for other Class B shares without the payment of a contingent deferred sales load at the time of exchange. In determining the holding period for calculating the contingent deferred sales load payable on redemption of Class B shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange unless the Class B shares have been exchanged for Prime Shares.

         C. Shares of any investment portfolio in the Pacific Horizon Family of Funds or Time Horizon Funds acquired by a previous exchange transaction involving shares on which a sales load has directly or indirectly been paid (e.g. shares purchased with a sales load or issued in connection with an exchange transaction involving shares that had been purchased with a sales load), as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be redeemed and the proceeds used to purchase without a sales load shares of any other investment portfolio. To accomplish an exchange transaction under the provisions of this Paragraph, investors must notify the Transfer Agent of their prior ownership of shares and their account number.

         D. Shares of any investment portfolio in the Pacific Horizon Family of Funds may be exchanged without a sales load for shares of any other investment portfolio in the Family that is offered without a sales load.

         E. Shares of any investment portfolio in the Pacific Horizon Family of Funds purchased without a sales load may be exchanged without a sales load for shares in any other portfolio where the investor involved maintained an account in the Pacific Horizon Family of Funds before April 20, 1987 or was the beneficial owner of shares of Bunker Hill Income Securities, Inc. on the date of its reorganization into the Company's Corporate Bond Fund.

                 Except as stated above, a sales load will be imposed when shares of any investment portfolio in the Pacific Horizon Family of Funds that were purchased or otherwise acquired without a sales load are exchanged for shares of another investment portfolio in the Pacific Horizon Family (or for shares of any investment portfolio of Time Horizon Funds) which are sold with a sales load.

                 Exchange requests received on a business day prior to the time shares of the investment portfolios involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the investment portfolio from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new investment portfolio into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a business day after the time shares of the investment portfolios involved in the request are priced will be processed on the next business day in the manner described above.

PACIFIC HORIZON SHARES, X SHARES, Y SHARES AND S SHARES

                 Persons wishing to purchase Pacific Horizon Shares through their accounts at Bank of America or a Service Organization should contact such entity directly for appropriate instructions. Persons purchasing X Shares through Bank of America's 401(k) Program should contact their representative. Persons wishing to establish a Sweep Account at BAIS, with respect to X Shares, a Sweep Account at Bank of America or its banking or brokerage affiliates, with respect to S Shares or Y Shares or at certain other Service Organizations, with respect to X Shares, Y Shares and S Shares, should contact BAIS, Bank of America, its banking or brokerage affiliates or a Service Organization directly for appropriate instructions. Depending on the terms of the Sweep Account, Bank of America, its banking or brokerage affiliates, or BAIS may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Bank of America, its banking or brokerage affiliates, BAIS or the particular Service Organization is responsible for providing information concerning these services and any charges to any customers who must authorize the purchase of shares prior to such purchase.

                 Miscellaneous.  Certificates for shares will not be issued.

                 The Company may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or
(d) an emergency exists as determined by the SEC. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                 The Company's Charter permits its Board of Directors to require a shareholder to redeem involuntarily shares in a Fund if the balance held of record by the shareholder drops below $500 and such shareholder does not increase such balance to $500 or more upon 60 days' notice. The contingent deferred sales load with respect to Pacific Horizon Shares of the Prime Fund acquired through an exchange of B Shares of an investment portfolio of the Time Horizon Funds is not charged on involuntary redemptions. The Company will not require a shareholder to redeem shares of a Fund if the balance held of record by the shareholder is less than $500 solely because of a decline in the net asset value of the shares. The Company may also redeem shares involuntarily if such redemption is appropriate to carry out the Company's responsibilities under the Investment Company Act of 1940.

                 If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Company may make payment wholly or partly in readily marketable securities or other property. In such an event, a shareholder would incur transaction costs in selling the securities or other property. The Company has committed that it will pay all redemption requests by a shareholder of record in cash, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value at the beginning of such period.

                            MANAGEMENT OF THE FUNDS

Directors and Officers

                 The directors and officers of the Company, their addresses, ages, and principal occupations during the past five years are:

                                                   Position with
Name and Address                  Age              Company                Principal Occupations
----------------                  ---              -------                ---------------------
Thomas M. Collins                 63               Director               Of counsel, law firm of
McDermott & Trayner                                                       McDermott & Trayner;
225 S. Lake Avenue                                                        Partner of the law firm
Suite 410                                                                 of Musick, Peeler &
Pasadena, CA 91101-3005                                                   Garrett (until April, 1993);
                                                                          Chairman of the Board and
                                                                          Trustee, Master Investment
                                                                          Trust, Series I  (registered
                                                                          investment company) (since
                                                                          1993); President and Chairman
                                                                          of the Board of Pacific
                                                                          Horizon Funds, Inc. (1982 to
                                                                          August 31, 1995); former
                                                                          Trustee, Master Investment
                                                                          Trust, Series II (registered
                                                                          investment  company) 1993 to
                                                                          April 1997; former Director,
                                                                          Bunker Hill Income Securities,
                                                                          Inc. (registered investment
                                                                          company) through 1991.

Douglas B. Fletcher               72               Vice Chairman          Chairman of the Board
Fletcher Capital                                   of the Board           and Chief Executive
Advisors Incorporated                                                     Officer, Fletcher
4 Upper Newport Plaza                                                     Capital  Advisors,
Suite 100                                                                 Incorporated, (regis-
Newport Beach, CA 92660-2629                                              tered investment
                                                                          advisor) 1991 to date;
                                                                          Director, FCA
                                                                          Securities, Inc.
                                                                          (registered broker/
                                                                          dealer) November 1996 to
                                                                          date; Partner, Newport
                                                                          Partners (private
                                                                          venture capital firm),
                                                                          1981 to date; Chairman
                                                                          of the Board and Chief
                                                                          Executive Officer, First
                                                                          Pacific Advisors, Inc.
                                                                          (registered investment
                                                                          adviser) and seven
                                                                          investment companies
                                                                          under its management,

                                                   Position with
Name and Address                  Age              Company                Principal Occupations
----------------                  ---              -------                ---------------------
                                                                          prior to 1983; former
                                                                          Allied Member, New York
                                                                          Stock Exchange; Chairman
                                                                          of the Board of FPA
                                                                          Paramount Fund, Inc.
                                                                          through 1984; Chairman,
                                                                          TIS Mortgage Investment
                                                                          Company (real estate
                                                                          investment trust);
                                                                          Trustee and a former
                                                                          Vice Chairman of the
                                                                          Board, Claremont McKenna
                                                                          College; Chartered
                                                                          Financial Analyst.

Robert E. Greeley                 65                Director              Chairman, Page Mill
Page Mill Asset                                                           Asset Management (a
Management                                                                private investment
433 California Street                                                     company) since 1991;
Suite 900                                                                 Manager, Corporate
San Francisco, CA 94104                                                   Investments, Hewlett
                                                                          Packard Company from
                                                                          1979 to 1991; Trustee,
                                                                          Master Investment Trust,
                                                                          Series I (since 1993);
                                                                          Director, Morgan
                                                                          Grenfell Small Cap Fund
                                                                          (since 1986); former
                                                                          Director, Bunker Hill
                                                                          Income Securities, Inc.
                                                                          (since 1989); former
                                                                          Trustee, SunAmerica Fund
                                                                          Group (previously
                                                                          Equitec Siebel Fund
                                                                          Group) from 1984 to
                                                                          1992; former Trustee,
                                                                          Master Investment Trust,
                                                                          Series II from 1993 to
                                                                          February 1997
                                                                          (registered investment
                                                                          companies).

Kermit O. Hanson                  81                Director              Vice Chairman of the
17760 14th Ave., N.W.                                                     Advisory Board, 1988 to
Shoreline, WA 98177                                                       date, Executive
                                                                          Director, 1977 to 1988,
                                                                          Pacific Rim Bankers
                                                                          Program (a non-profit
                                                                          educational
                                                                          institution); Dean
                                                                          Emeritus, 1981 to date,
                                                                          Dean, 1964-81, Graduate
                                                                          School of Business
                                                                          Administration,
                                                                          University of

                                                    Position with
Name and Address                  Age               Company               Principal Occupations
----------------                  ---               -------               ---------------------
                                                                          Washington; Director,
                                                                          Washington Federal
                                                                          Savings & Loan
                                                                          Association; Trustee,
                                                                          Seafirst Retirement
                                                                          Funds (since 1993)
                                                                          (registered investment
                                                                          company).

Cornelius J. Pings*               68                Chairman of           President, Association
Association of American                             the Board and         of American Universi-
Universities                                        President             ties, February 1993 to
1200 New York Avenue, NW                                                  date; Director, Farmers
Suite 550                                                                 Group, Inc. (insurance
Washington, DC 20005                                                      company) 1991 to date;
                                                                          Provost, 1982 to January
                                                                          1993, Senior Vice
                                                                          President for Academic
                                                                          Affairs, 1981 to January
                                                                          1993, University of
                                                                          Southern California;
                                                                          Trustee, Master
                                                                          Investment Trust, Series
                                                                          I (since 1995); former
                                                                          Trustee, Master
                                                                          Investment Trust, Series
                                                                          II  (October 1995 to
                                                                          February 1997).

Stephen M. Wynne                  41                Vice President        Executive Vice President
Executive Vice                                                            and Chief Accounting
President, PFPC Inc.                                                      Officer (since 1993) and
400 Bellevue Parkway                                                      Senior Vice President
Wilmington, DE 19809                                                      and Chief Accounting
                                                                          Officer (1991 to 1993),
                                                                          PFPC Inc.; Executive
                                                                          Vice President, PFPC
                                                                          International (since
                                                                          1995); Vice President
                                                                          and Chief Accounting
                                                                          Officer, PNC Institu-
                                                                          tional Management Corp.
                                                                          (since 1987).

Jay F. Nusblatt                   36                Treasurer             Vice President and
Vice President,                                                           Director of Fund
PFPC Inc.                                                                 Accounting and Admin-
103 Bellevue Parkway                                                      istration, PFPC Inc.
Wilmington, DE 19809                                                      (since 1993); formerly
                                                                          Assistant Vice
                                                                          President, Fund/Plan
                                                                          Services, Inc. (1989 to
                                                                          1993).

Linda L. Kaufmann                 36                Assistant             Vice President and Director,
Vice President,                                     Treasurer             Investment Accounting,
PFPC Inc.                                                                 PFPC Inc. (since 1996); Senior
103 Bellevue Parkway                                                      Manager, Investment
Wilmington, DE 19809                                                      Accounting, PFPC, Inc.
                                                                          (1994-1996); and Manager,
                                                                          Investment Accounting,
                                                                          PFPC Inc. (1991-1994)

                                                    Position with
Name and Address                  Age               Company               Principal Occupations
----------------                  ---               -------               ---------------------
W. Bruce McConnel, III            54                Secretary             Partner of the law firm
1345 Chestnut Street                                                      of Drinker Biddle &
Philadelphia National Bank                                                Reath LLP.
Building, Suite 1100
Philadelphia, PA 19107

Gary M. Gardner                   46                Assistant             Chief Counsel-Mutual
Chief Counsel-Mutual Funds,                         Secretary             Funds, PNC Bank (since
PNC Bank                                                                  1994); Associate
1600 Market Street, 28th Fl.                                              General Counsel, The
Philadelphia, PA 19103                                                    Boston Company, Inc.
                                                                          (1992 to 1994); General
                                                                          Counsel, SunAmerica
                                                                          Asset Management Inc.
                                                                          (1986 to 1992).

J. Robert Dugan                   32                Assistant             Counsel-Mutual Funds,
Counsel-Mutual Funds,                               Secretary             PNC Bank (since 1993);
PNC Bank                                                                  Associate, Drinker
1600 Market Street, 28th Fl.                                              Biddle & Reath LLP
Philadelphia, PA 19103                                                    (1990 to 1993).




-----------------------------

* Mr. Pings is an "interested director" of the Company as defined in the 1940 Act.

                 The Audit Committee of the Board is comprised of all directors and is chaired by Dr. Hanson. The Board does not have an Executive Committee.

                 Each director is entitled to receive an annual fee of $25,000 plus $1,000 for each day that a director participates in all or a part of a Board meeting; the President receives an additional $20,000 per annum for his services as President; each member of a Committee of the Board is entitled to receive $1,000 for each Committee meeting they participate in (whether or not held on the same day as a Board meeting); and each Chairman of a Committee of the Board shall be entitled to receive an annual retainer of $1,000 for his services as Chairman of the Committee. Kenneth L. Trefftz, a former director of the Company, became a director emeritus of the Company and received a retirement benefit of $60,000 on January 1, 1997. Mr. Collins, the former President and Chairman of the Company, received an additional $40,000 per year through February 28, 1997 in recognition of his years of service. The Funds, and each other fund of the Company, pays its proportionate share of these amounts based on relative net asset values.

                 For the fiscal year ended February 28, 1997, the Company paid or accrued for the account of its directors as a group for services in all capacities a total of $316,500. Of that amount, $148,436, $78,691, $18,169,
$11,974, $12,997 and $19,418 of directors' compensation were allocated to the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and California Tax-Exempt Money Market Funds, respectively. Each director is also reimbursed for out-of-pocket expenses incurred as a director. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this Statement of Additional Information, the directors and officers of the Company, as a group, own less than 1% of the outstanding shares of each of the Company's investment portfolios.

                 Under a retirement plan approved by the Board of Directors, including a majority of its directors who are not "interested persons" of the Company, a director who dies or resigns after five years of service is entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 50% of the annual director's retainer then in effect for directors of the Company during the year of such payment. A director who dies or resigns after nine years of service is entitled to receive ten annual payments each equal to the greater of: (i) 100% of the annual director's retainer that was payable by the Company during the year of his/her death or resignation, or (ii) 100% of the annual director's retainer then in effect for directors of the Company during the year of such payment. Further, the amount payable each year to a director who dies or resigns is increased by $1,000 for each year of service that the director served as Chairman of the Board.

                 Years of service for purposes of calculating the benefit described above are based upon service as a director or Chairman after February 28, 1994. Retirement benefits in which a director has become vested may not be reduced by later Board action.

                 In lieu of receiving ten annual payments, a director may elect to receive substantially equivalent benefits through a single-sum cash payment of the present value of such benefits paid by the Company within 45 days of the death or resignation of the director. The present value of such benefits is to be calculated (i) based on the retainer that was payable by the Company during the year of the director's death or resignation (and not on any retainer payable to directors thereafter), and (ii) using the interest rate in effect as of the date of the director's death or resignation by the Pension Benefit Guaranty Corporation (or any successor thereto) for valuing immediate annuities under terminating defined benefit pension plans. A director's election to receive a single sum must be made in writing within the 30 calendar days after the date the individual is first elected as a director.

                 In addition to the foregoing, the Board of Directors may, in its discretion and in recognition of a director's period of service before March 1, 1994 as a director and possibly as Chairman, authorize the Company to pay a retirement benefit following the director's death or resignation (unless the director has vested benefits as a result of completing nine years of service). Any such action shall be approved by the Board and by a majority of the directors who are not "interested persons" of the Company within 120 days following the director's death or resignation and may be authorized as a single sum cash payment or as not more than ten annual payments (beginning the first anniversary of the director's date of death or resignation and continuing for one or more anniversary date(s) thereafter).

                 The obligation of the Company to pay benefits to a former director is neither secured nor funded by the Company but shall be binding upon its successors in interest. The payment of benefits under the retirement plan has no priority or preference over the lawful claims of the Company's creditors or shareholders, and the right to receive such payments is not assignable or transferable by a director (or former director) other than by will, by the laws of descent and distribution, or by the director's written designation of a beneficiary.

                 The following chart provides certain information as of February 28, 1997 about the fees received by directors of the Company as directors and/or officers of the Company and as directors and/or trustees of the Fund Complex:

================================================================================================================
                                                         PENSION OR                                  TOTAL
                                                         RETIREMENT                            COMPENSATION FROM
                                    AGGREGATE         BENEFITS ACCRUED     ESTIMATED ANNUAL      REGISTRANT AND
    NAME OF PERSON/             COMPENSATION FROM     AS PART OF FUND       BENEFITS UPON        FUND COMPLEX**
       POSITION                    THE COMPANY           EXPENSES*            RETIREMENT       PAID TO DIRECTORS
----------------------------------------------------------------------------------------------------------------
  Thomas M. Collins                  $76,000              $14,074              $31,293              $86,125
  Director
----------------------------------------------------------------------------------------------------------------
  Douglas B. Fletcher                $37,000              $11,410              $24,680              $37,000
  Vice Chairman of the Board
----------------------------------------------------------------------------------------------------------------
  Robert E. Greeley                  $33,000               $8,992              $17,905              $51,625
  Director
----------------------------------------------------------------------------------------------------------------
  Kermit O. Hanson                   $35,000              $12,664              $26,722              $43,000
  Director
----------------------------------------------------------------------------------------------------------------
  Kenneth J. Trefftzs                $78,500              $18,500                 --                $78,500
  Director Emeritus
----------------------------------------------------------------------------------------------------------------
  Cornelius J. Pings                 $57,000              $10,133              $22,561              $68,125
  President and Chairman of
  the Board
================================================================================================================

------------------------------

* For the fiscal year ended February 28, 1997, the Company accrued on the part of all of the directors an aggregate of $57,273 in retirement benefits.
** The "Fund Complex" consists of the Company, Seafirst Retirement Funds, Master Investment Trust, Series I, Master Investment Trust, Series II, Time Horizon Funds and World Horizon Funds.

INVESTMENT ADVISER

                 Bank of America is the successor by merger to Security Pacific National Bank ("Security Pacific"), which previously served as investment adviser to each of the Funds, other than the Government and Treasury Only Funds, since the commencement of their operations. In the investment advisory agreement, Bank of America has agreed to provide investment advisory services as described in the Prospectuses. Bank of America has also agreed to pay all expenses incurred by it in connection with its activities under its agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Company. In rendering its advisory services, Bank of America may utilize Bank officers from one or more of the departments of the Bank which are authorized to exercise the fiduciary powers of Bank of America with respect to the investment of trust assets. In some cases, these officers may also serve as officers, and utilize the facilities, of wholly-owned subsidiaries or other affiliates of Bank of America or its parent corporation. For the services provided and expenses assumed pursuant to the investment advisory agreement, the Company has agreed to pay Bank of America fees, accrued daily and payable monthly, at the following annual rates: .10% of the first $3 billion of each Fund's net assets, plus .09% of the next $2 billion of each Fund's net assets, plus .08% of each Fund's net assets over $5 billion. From time to time, Bank of America may waive fees or reimburse the Company for expenses voluntarily or as required by certain state securities laws.

                 For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, Bank of America was paid in the aggregate, pursuant to the investment advisory agreements applicable to them, advisory fees (net of waivers) of $2,330,203, $3,964,899 and $5,792,971, respectively, by the Prime Fund, $2,140,125, $2,446,958 and $2,861,734, respectively, by the Treasury Fund and $501,956, $439,603 and $444,648, respectively, by the Tax-Exempt Money Fund. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, Bank of America was paid in the aggregate, pursuant to the investment advisory agreements applicable to it, advisory fees (net of waivers and expense reimbursements) of $301,964, $508,348 and $849,799, respectively, by the California Tax-Exempt Money Market Fund. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, Bank of America did not effect any fee waivers or expense reimbursements with respect to the Treasury Fund but did reimburse expenses or waive fees to the Prime Fund, in the aggregate, in the amount of $920,627, $0 and $0, and the Tax-Exempt Money Fund, in the amount of $11,611, $0 and $0, respectively. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, Bank of America, in the aggregate, waived fees and reimbursed expenses with respect to the California Tax-Exempt Money Market Fund in the amount of $0, $0 and $153,004, respectively.

                 For the fiscal year ended February 28, 1995, the Government Fund and Treasury Only Fund paid Bank of America investment advisory fees (net of fee waivers or expense reimbursements) of $321,634 and $293,305, respectively. For that same period, Bank of America waived fees of $8,313 for the Treasury Only Fund and waived fees of $313,740 and reimbursed expenses to the Government Fund in the amount of $14,000. For the fiscal year ended February 29, 1996, the Government Fund and Treasury Only Fund paid Bank of America investment advisory fees (net of fee waivers and expense reimbursements) of $539,047 and $487,156, respectively. For that same period, Bank of America waived fees of $276,490 and reimbursed expenses of $4,778 with respect to the Government Fund. For the fiscal year ended February 28, 1997, the Government Fund and Treasury Only Fund paid Bank of America investment advisory fees (net of fee waivers and expense reimbursements) of $539,047 and $487,156, respectively. For that same period, Bank of America waived fees of $335,332 and $0 for the Government Fund and Treasury Only Fund, respectively.

                 The Company's investment advisory agreement for the Funds provides that Bank of America shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the investment advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

THE GLASS-STEAGALL ACT AND PROPOSED LEGISLATION

                 The Glass-Steagall Act, among other things, prohibits banks from engaging in the business of underwriting securities, although national and state-chartered banks generally are permitted to purchase and sell securities upon the order and for the account of their customers. In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Glass-Steagall Act prohibits a national bank from operating a fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies.

                 Bank of America believes that if the question was properly presented, a court should hold that Bank of America may perform the services for the Company contemplated by the investment advisory agreement, the Prospectuses, and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether a national bank may perform services comparable to those performed by Bank of America and future changes in either federal or state statutes and regulations relating to permissible activities of banks or trust companies and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent Bank of America from continuing to perform such services for the Company or from continuing to purchase Company shares for the accounts of its customers.

                 For a discussion of the Glass-Steagall Act in connection with the Company's Shareholder Services Plan, see "Shareholder Services Plan" in the Prospectuses for Horizon Service Shares.

                 On the other hand, as described herein, the Funds are currently distributed by PDI. If current restrictions under the Glass-Steagall Act preventing a bank from sponsoring, organizing, controlling or distributing shares of an investment company were relaxed, the Company expects that Bank of America would consider the possibility of offering to perform some or all of the services now provided by PDI. From time to time, legislation modifying such restriction has been introduced in Congress which, if enacted, would permit a bank holding company to establish a non-bank subsidiary having the authority to organize, sponsor and distribute shares of an investment company. If this or similar legislation was enacted, the Company expects that Bank of America's parent bank holding company would consider the possibility of one of its non-bank subsidiaries offering to perform some or all of the services now provided by PDI. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Bank of America or such a non-bank affiliate might offer to provide services for consideration by the Company's Board of Directors.

ADMINISTRATOR

                 Bank of America National Trust and Savings Association (the "Administrator") serves as administrator of the Funds. Prior to September 15, 1997, The BISYS Group, Inc., through its wholly-owned subsidiary BISYS Fund Services, L.P. ("BISYS"), with principal offices at 150 Clove Road, Little Falls, New Jersey 07424 and 3435 Stelzer Road, Columbus, Ohio 43219, served as the Company's administrator. Prior to November 1, 1996, Concord Holding Corporation ("Concord") an indirect, wholly-owned subsidiary of BISYS served as administrator.

                 The Administrator provides administrative services for the Funds as described in their Prospectuses pursuant to an Administration Agreement with the Company. The agreement became effective September 15, 1997 and, unless sooner terminated, will continue in effect until October 31, 1998 and thereafter will be extended with respect to each Fund for successive periods of one year, provided that each such extension is specifically approved at least annually (a) by vote of a majority of those members of the Company's Board of Directors who are not parties to the administration agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) the Company's Board of Directors or by vote of a "majority of the outstanding voting securities" of such Fund. The agreement is terminable at any time without cause and without payment of any penalty by vote of a majority of the Company's Board of Directors or by a vote of a majority of a Fund's outstanding voting securities upon 60 days' written notice to the Administrator, or by the Administrator at any time, without payment of any penalty upon 90 days' written notice to the Company. The agreement will immediately terminate in the event of its "assignment."

                 For its services under the Administration Agreement, the Administrator is entitled to receive an administration fee, computed daily and payable monthly, at the following annual rates: .10% of the first $7 billion of each Fund's net assets, plus .09% of the next $3 billion of each Fund's net assets, plus .08% of each Fund's net assets over $10 billion. From time to time, the Administrator may voluntarily waive fees or reimburse the Company for expenses.

                 For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, BISYS or Concord was paid, pursuant to the administration agreement then in effect, administration fees (net of waivers) of $2,366,035, $4,062,578 and $6,236,990, respectively, by the Prime Fund,
$2,140,125, $2,447,372 and $2,863,262, respectively, by the Treasury Fund and $501,956, $439,603 and $444,648, respectively, by the Tax-Exempt Money Fund. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, BISYS or Concord was paid, pursuant to the administration agreement then in effect, administrative fees (net of waivers) of $301,964, $508,348 and $849,799, respectively, by the California Tax-Exempt Money Market Fund. For the fiscal years ended February 28, 1995, February 29, 1996, and February 28, 1997, neither BISYS nor Concord effected any fee waivers with respect to the Treasury Fund, but Concord reimbursed operating expenses of $95,000 and $0 for the fiscal years ended February 29, 1996 and February 28, 1997. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, Concord reimbursed the Prime Fund and Tax-Exempt Money Fund for expenses or waived fees in the amount of $949,233, $235,000 and $0 and $11,611, $0 and $0, respectively. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, aggregate fee waivers and expense reimbursements by Concord with respect to the California Tax-Exempt Money Market Fund were $0, $5,000 and $0, respectively.

                 For the fiscal year ended February 28, 1995, the Government Fund and Treasury Only Fund paid Concord (net of fee waivers), $463,641 and $293,305, respectively. For this same period Concord waived fees due from the Government Fund and Treasury Only Fund in the amounts of $185,733 and $8,313, respectively and reimbursed the Funds $0 and $0, respectively. For the fiscal year ended February 29, 1996, the Government Fund and Treasury Only Fund paid Concord $489,935 and $341,008, respectively. For this same period, Concord waived fees due from the Government Fund in the amount of $182,262. For the fiscal year ended February 28, 1997, the Government Fund and the Treasury Only Fund paid BISYS or Concord, $539,047 and $487,156, respectively.

                 The Administrator will bear all expenses in connection with the performance of its services under the Administration Agreement for the Funds with the exception of fees charged by The Bank of New York ("BONY") for certain fund accounting services which are borne by the Funds. See "Custodian and Transfer Agent" below. Expenses borne by the Company include taxes, interest, brokerage fees and commissions, if any, fees of directors who are not officers, directors, partners, employees or holders of 5% or more of the outstanding voting securities of Bank of America or the Administrator or their subcontractors or any of their affiliates, SEC fees and state securities registration and qualification fees, advisory fees, fees for special management services, fees payable to shareholder organizations, administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining corporate existence, costs attributable to investor services, including without limitation telephone and personnel expenses, costs of preparing and printing prospectuses, or any supplement or amendment thereto, necessary for the continued effective registration of shares under the 1933 Act or state securities laws, costs of printing and distributing any prospectus, supplement or amendment thereto for existing shareholders, cost of shareholders' reports and corporate meetings and any extraordinary expenses.

                 The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any Fund in connection with the performance of the administration agreement, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of the Administrator's duties or from the reckless disregard by the Administrator of its obligations and duties under the Administration Agreement.

                 The Administrator may from time to time employ such person or persons as it may believe to be particularly fitted to assist in the performance of the administration agreement; provided, however, that the compensation of such person or persons shall be paid by the Administrator and the Administrator shall be as fully responsible to the Company for the acts and omissions of any subcontractor as it is for its own acts and omissions. BONY provides the Funds with certain accounting services pursuant to a fund accounting services agreement with the Administrator. Under the fund accounting services agreement, BONY has agreed to provide certain accounting, bookkeeping, pricing, dividend and distribution calculation services with respect to the Funds. The monthly fees charged by BONY under the fund accounting services agreement are borne by the Funds.

                 The Administrator has also entered into an agreement with PFPC, Inc. to provide certain sub-administration services to the Funds as described in the Prospectuses. The monthly fees charged by PFPC for these services under the sub-administration agreement are borne by the Administrator.

SPECIAL MANAGEMENT SERVICES PLAN

         Effective January 1997, the Special Management Services Agreement with respect to the Funds' Pacific Horizon Shares was terminated and replaced by the Special Management Services Plan. Fees payable by the Funds' Pacific Horizon Shares pursuant to the Special Management Services Plan are the same as those payable pursuant to the Special Management Services Agreement. Shareholder Organizations provide services to their clients who beneficially own Pacific Horizon Shares of the Funds as described in the prospectuses pursuant to the Special Management Services Plan.

         Unless sooner terminated, the Special Management Services Plan (and any agreement entered into pursuant to such Plan) will continue until October 31, 1997 and thereafter shall continue automatically for successive annual periods provided such continuance is approved at least annually by a majority of the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Special Management Services Plan or in any agreement related to such Plan (the "Disinterested Directors") by vote cast in person at a meeting called for such purpose. The selection and nomination of the directors who are not "interested persons" of the Company shall be committed to such Disinterested Directors. In addition, any material amendment to the terms of the Special Management Services Plan shall become effective only upon the approval of a majority of the Disinterested Directors. The Special Management Services Plan is terminable at any time with respect to Pacific Horizon Shares of any Fund by vote of a majority of the Disinterested Directors. Any agreement entered into pursuant to the Special Management Services Plan is terminable with respect to Pacific Horizon Shares of any Fund without penalty at any time by the Company (which termination may be by vote of a majority of the Disinterested Directors) or by a Shareholder Organization upon notice to the Company.

         In consideration of the services provided pursuant to the Special Management Services Plan, Shareholder Organizations are entitled to receive a fee, computed daily and payable monthly at the annual rate of up to 0.32% of the average daily net asset value of each Fund's Pacific Horizon Shares (0.35% for the California Tax-Exempt Money Market Fund) beneficially owned by clients of such Shareholder Organizations. The Special Management Services Plan provides that a written report of the amounts expended under such Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly.

                 For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, the Prime Fund incurred expenses under either the previous Special Management Services Agreement or the new Special Management Services Plan (January 1, 1997 through February 28, 1997) of $3,464,984, $5,244,694 and $7,225,077, respectively, of which $65,326, $68,810 and $48,060, respectively, were earned by BISYS or Concord, $18,906, $4,193,897 and $37,933, respectively, were earned by Bank of America, $268,593, $633,935 and $828,637, respectively, were earned by affiliates of BISYS or Concord, and $3,112,159, $348,052 and $6,358,507, respectively, were earned by affiliates of Bank of America; and the Treasury Fund incurred expenses of $3,830,002, $3,781,235 and $2,600,002, respectively, of which $28,381, $30,679 and $17,372, respectively, were earned by BISYS or Concord, $9,031, $3,250,931 and $0, respectively, were earned by Bank of America, $40,665, $294,175 and $1,580,540, respectively, were earned by affiliates of BISYS or Concord, and $3,751,925, $205,450 and $1,019,462, respectively, were earned by affiliates of Bank of America. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, the Tax-Exempt Money Fund incurred expenses under the Plan (before fee waivers) of $135,034, $151,128 and $187,663, respectively, of which $8,273,
$5,115 and $5,303, respectively, were earned by BISYS or Concord, $1,062, $145,543 and $0, respectively, were earned by Bank of America, $125,664, $0 and $153,076, respectively, were earned by affiliates of Bank of America and $0, $470 and $34,587, respectively, were earned by affiliates of BISYS or Concord. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, the California Tax-Exempt Money Market Fund incurred expenses under the Agreement (before fee waivers) of $639,503, $1,181,258 and $1,785,019, respectively, of which $9,701, $10,928 and $7,814, respectively, were earned by BISYS or Concord, $21,474, $49,396 and $318,263, respectively, were earned by affiliates of BISYS or Concord, $2,892, $959,655 and $0, respectively were earned by Bank of America and $605,436, $0 and $1,466,756, respectively, were earned by affiliates of Bank of America. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, Bank of America, BISYS or Concord, and their respective affiliates, did not waive any Special Management Services fees with respect to the Prime Fund, Treasury Fund, California Tax-Exempt Money Market Fund, or Tax-Exempt Money Fund.

                 For the fiscal year ended February 28, 1995, the Government Fund and Treasury Only Fund incurred expenses of $774,259 and $191,572, respectively, under the Agreement, of which $0 and $1,581, respectively, were earned by Bank of America; $135 and $1,779, respectively, were earned by Concord; $774,124 and $187,925, respectively, were earned by affiliates of Bank of America; and $0 and $287, respectively, were earned by affiliates of Concord. For the fiscal year ended February 29, 1996, the Government Fund and Treasury Only Fund incurred expenses of $993,425 and $613,759, respectively, under the Agreement, of which, $686,425 and $434,890, respectively, were earned by Bank of America; $182 and $5,540, respectively, were earned by Concord; $299,463 and $134,307, respectively, were earned by affiliates of Bank of America; and $7,355 and $39,022 were earned by affiliates of Concord. For the fiscal year ended February 28, 1997, the Government Fund and Treasury Only Fund incurred expenses of $720,909 and $854,818, respectively, under the Agreement, of which $32,071 and $7,006, respectively were earned by Bank of America; $396 and $637, respectively, were earned by BISYS or Concord; $652,101 and $626,411, respectively, were earned by affiliates of Bank of America and $36,737 and $221,401, respectively, were earned by affiliates of BISYS or Concord.

FEE WAIVERS AND EXPENSE REIMBURSEMENTS

                 During the course of the Company's fiscal year, Bank of America and other service providers may prospectively waive payment of fees and/or assume certain expenses of one or more of the Company's funds, as a result of competitive pressures and in order to preserve and protect the business and reputation of these entities. This will have the effect of increasing yield to investors at the time such fees are not received or amounts are assumed and decreasing yield when such fees or amounts are reimbursed.

DISTRIBUTOR

                 Provident Distributors, Inc. acts as the exclusive distributor of the shares of each of the Funds pursuant to a distribution agreement with the Company. Shares are sold on a continuous basis by the Distributor. Prior to September 15, 1997, Concord Financial Group, Inc., a wholly owned subsidiary of BISYS, acted as distributor for the Funds.

                 The Distributor has agreed to use its best efforts to effect sales of shares of the Funds although it is not obliged to sell any certain number of shares. No compensation is payable by the Funds to the Distributor for its distribution services. The distribution agreement became effective September 15, 1997 and, unless sooner terminated, shall continue in effect with respect to each Fund until October 31, 1998. Thereafter, if not terminated, the distribution agreement shall continue automatically for successive terms of one year, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of those members of the Board of Directors of the Company who are not parties to the distribution agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a "majority of the outstanding voting securities" of the Funds as to which the distribution agreement is effective; provided, however, that the distribution agreement may be terminated by the Company at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Company or by a vote of a "majority of the outstanding voting securities" of such Funds on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 90 days' written notice to the Company. This Agreement will automatically and immediately terminate in the event of its "assignment."

                 The Distribution and Services Plan. The Distributor is also entitled to payment from the Company for distribution and service fees pursuant to the Distribution and Services Plan (the "12b-1 Plan") adopted on behalf of the X Shares, S Shares and Y Shares. Under the 12b-1 Plan, the Company may pay the Distributor for: (a) direct out-of-pocket promotional expenses incurred by the Distributor in advertising and marketing X Shares, S Shares and Y Shares;
(b) expenses incurred in connection with preparing, printing, mailing, and distributing or publishing advertisements and sales literature for X Shares, S Shares and Y Shares; (c) expenses incurred in connection with printing and mailing Prospectuses and Statements of Additional Information to other than current X, S or Y shareholders; (d) periodic payments or commissions to one or more securities dealers, brokers, financial institutions or other industry professionals, such as investment advisors, accountants, and estate planning firms (severally, "a Distribution Organization") with respect to a Fund's X Shares, S Shares and Y Shares beneficially owned by customers for whom the Distribution Organization is the Distribution Organization of record or holder of record of such X Shares, S Shares or Y Shares; (e) the direct or indirect cost of financing the payments or expenses included in (a) and (d) above; or
(f) for such other services as may be construed, by any court or governmental agency or commission, including the Securities and Exchange Commission, to constitute distribution services under the 1940 Act or rules and regulations thereunder.

                 Pursuant to the 12b-1 Plan, the Company may also pay for administrative support services provided with respect to a Distribution Organizations customers ("clients") X Shares, S Shares and Y Shares. Administrative services provided may include some or all of the following: (i) processing dividend and distribution payments from a Fund on behalf of its Clients; (ii) providing information periodically to its Clients showing their positions in X Shares, S Shares and Y Shares; (iii) arranging for bank wires;
(iv) responding to routine Client inquiries concerning their investment in X Shares, S Shares and Y Shares; (v) providing the information to the Funds necessary for accounting or sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to its Clients; (vii) aggregating and processing purchase and redemption requests from its Clients and placing net purchase and redemption orders for its Clients; (viii) establishing and maintaining accounts and records relating to Clients that invest in X Shares, S Shares and Y Shares;
(ix) assisting Clients in changing dividend options, account designations and addresses; (x) developing, maintaining and operating systems necessary to support Sweep Accounts; or (xi) other similar services if requested by the Company.

                 The 12b-1 Plan for X Shares, S Shares and Y Shares provides that the Distributor is entitled to receive payments on a monthly basis at an annual rate not exceeding 0.55%, 1.00% and 1.00% of the average daily net assets during such month of the outstanding X Shares, S Shares and Y Shares, respectively, to which such 12b-1 Plan relates. Not more than 0.25% of such net assets will be used to compensate Service Organizations for personal services provided to X, S and Y shareholders and/or the maintenance of such shareholders' accounts and not more than 0.30%, 0.75% and 0.75% of such net assets of the X, S and Y shareholders, respectively, will be used for promotional and other primary distribution activities.

                 Payments made out of or charged against the assets of a particular class of shares of a particular Fund must be in payment for expenses incurred on behalf of that class.

                 Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of [Company] shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a written report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. In addition, the 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval and that other material amendments of the 12b-1 Plan must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan, or in any agreements entered into in connection with the 12b-1 Plan, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Non-Interested Plan Directors"). The selection and nomination of the directors of the Company who are not "interested persons" of the Company have been committed to the discretion of the Non-Interested Plan Directors.

                 The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and their X, S and Y shareholders. The 12b-1 Plan is subject to annual reapproval by a majority of the Company's Board of Directors, including a majority of the Non-Interested Plan Directors and is terminable without penalty at any time with respect to any Fund by a vote of a majority of the Non-Interested Plan Directors or by vote of the holders of a majority of the outstanding X Shares, S Shares or Y Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Non-Interested Plan Directors, by vote of the holders of a majority of the outstanding X Shares, S Shares or Y Shares of such Fund, or by the Service Organization.
Each agreement will also terminate automatically in the event of its assignment.

                 For the fiscal year ended February 28, 1997, 12b-1 fee payments to Shareholder Organization totalled $147,984, $4,111, and $22,455 with respect to X Shares of the Prime Fund, Treasury

Fund and California Tax-Exempt Money Market Fund, respectively and represented the total of payments made under the 12b-1 Plan. For the fiscal year ended February 28, 1997 shareholder service fee payments to Shareholder Organization totalled $123,320, $3,425, and $18,713 with respect to X Shares of the Prime Fund, Treasury Fund and California Tax-Exempt Money Market Fund, respectively. Of these amounts, for the fiscal year ended, $270,960, $7,529 and $41,168 was paid to Bank of America affiliates with respect to X Shares of the Prime Fund, Treasury Fund and California Tax-Exempt Money Market Fund. As of February 28, 1997, no S or Y Shares were outstanding.

CUSTODIAN AND TRANSFER AGENT

                 The Company has appointed The Bank of New York, 90 Washington Street, New York, New York 10286, as custodian for the Funds. The Bank of New York also provides the Company with certain accounting, bookkeeping, pricing, and dividend and distribution calculation services pursuant to a fund accounting services agreement with the Administrator. The monthly fees charged by the bank under the fund accounting agreement are borne by the Funds. The Company and The Bank of New York have appointed Bank of America to act as sub-custodian pursuant to a Sub-Custodian Agreement. As sub-custodian of the Company's assets, Bank of America (i) maintains a separate account or accounts in the name of the Company, (ii) holds and disburses portfolio securities on account of the Company, (iii) makes receipts and disbursements of money on behalf of the Company, (iv) collects and receives all income and other payments and distributions on account of the Company's portfolio securities held by Bank of America, (v) responds to correspondence from security brokers and others relating to its duties, and (vi) makes periodic reports to the Company's Board of Directors concerning its duties thereunder. Under the Sub-Custodian Agreement, the Company will reimburse Bank of America for its costs and expenses in providing services thereunder. Bank of America is the successor to Security Pacific under the Sub-Custodian Agreement. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, Bank of America, in its capacity as sub-custodian, did not hold any of the Company's assets and, accordingly, received no fees.

                 Effective October 25, 1997, PFPC Inc., P.O. Box 8968, Wilmington, Delaware 19899-8968, serves as transfer and dividend disbursing agent for the Company. Prior thereto, BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned sudsidiary of BISYS, served as transfer and dividend disbursing agent.

                                     TAXES

                 The following is only a summary of certain additional considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses for the Funds. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

FEDERAL - ALL FUNDS

                 Each Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to shareholders). In such event, the Fund's dividend distributions (including amounts derived from interest on Municipal Securities in the case of the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund) to shareholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the particular Fund and would be eligible for the dividends received deduction in the case of corporate shareholders.

                 Qualification as a regulated investment company under the Code requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income, if any, and 90% of its tax-exempt income, if any, net of certain deductions for each taxable year. In general, a Fund's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. A Fund will be taxed on its undistributed investment company taxable income, if any.

                 A Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Test"). Interest (including original issue and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

                 Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the distributing Fund's shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to shareholders after the close of the Fund's taxable year.

                 Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%; however, because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

                 A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income for each calendar year and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                 The Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to shareholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Company that they are not subject to backup withholding or that they are "exempt recipients."

                 At February 28, 1997, the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund, had unused capital loss carryovers of approximately $3,470,138 (of which $744,962 will expire in fiscal 2002 and $2,725,176 will expire in fiscal 2003), $47,456 (which will expire in fiscal
2002), $939,079 (which will expire in fiscal 2003), $23,969 (which will expire in fiscal

2003), $188,027 (of which $16,664 will expire in fiscal 1998, $14,011 will expire in fiscal 2000, $71,218 will expire in fiscal 2002, $19,132 will expire in fiscal 2003, $36,425 will expire in fiscal 2004 and $30,577 will expire in fiscal 2005) and $4,266 (which will expire in fiscal 2004), respectively, available for federal income tax purposes to be applied against future capital gains, if any.

FEDERAL - TAX-EXEMPT MONEY FUND AND CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

                 The policy of the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund is to pay each year as exempt-interest dividends substantially all the respective Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gains dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year. In order for the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund to pay exempt-interest dividends for any taxable year, at the close of each quarter of each Fund's taxable year at least 50% of the aggregate value of each Fund's assets must consist of exempt-interest obligations.

                 Exempt-interest dividends may be treated by shareholders of the Tax-Exempt Money Fund and the California Tax-Exempt Money Market Fund as items of interest excludable from their gross income under Section 103(a) of the Code. However, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by the respective Funds. A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who both (1) regularly uses a part of such facilities in his or her trade or business and (2) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. A "related person" includes certain related natural persons, affiliated corporations, partners and partnerships and S corporations and their shareholders. Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund generally is not deductible for federal income tax purposes.

                 Income itself exempt from federal income taxation will be considered in addition to adjusted gross income when determining whether Social Security payments received by a shareholder are subject to federal income taxation.

CALIFORNIA - CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

                 As a regulated investment company, the California Tax-Exempt Money Market Fund will be relieved of liability for California state franchise and corporate income tax to the extent its taxable income is distributed to its shareholders. The California Tax-Exempt Money Market Fund will be taxed on its undistributed taxable income. If for any year the California Tax-Exempt Money Market Fund does not qualify as a regulated investment company, all of its taxable income (including interest income on California Municipal Securities for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

                 If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company, or series of that company, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities are generally limited to California Municipal Securities and certain U.S. Government and U.S. Possession obligations. "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. The California Tax-Exempt Money Market Fund intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If the California Tax-Exempt Money Market Fund does not so qualify, no part of its respective dividends to shareholders will be exempt from the California state personal income tax.

                 Within sixty days after the close of its taxable year, the California Tax-Exempt Money Market Fund will notify its respective shareholders of the portion of the dividends paid by the Fund to each shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the California Tax-Exempt Money Market Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the California Tax-Exempt Money Market Fund for such year on California Exempt Securities over any amounts that, if the California Tax-Exempt Money Market Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid for any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

                 In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by the California Tax-Exempt Money Market Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes - Federal - Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund" above. Interest on indebtedness incurred by a shareholder to purchase or carry California Tax-Exempt Money Market Fund shares is not deductible for California state personal income tax purposes if the California Tax-Exempt Money Market Fund distributes California exempt-interest dividends during the shareholder's taxable year.

                 The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Tax-Exempt Money Market Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Tax-Exempt Money Market Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Tax-Exempt Money Market Fund dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary or capital gains dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the California Tax-Exempt Money Market Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of California Tax-Exempt Money Market Fund dividends and as to their own California state tax situation, in general.

OTHER INFORMATION

                 Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

                 Exempt-interest dividends generally will be exempt from state and local taxes as well. However, except as noted above with respect to California state personal income tax, in some situations income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                 The foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.


                               YIELD INFORMATION

                 The "yields" and "effective yields" of each Fund are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each Fund's series of shares is computed separately for each series by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in a Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yields for each Fund are computed by compounding a particular Fund's unannualized base period returns (calculated as above) by adding 1 to the base period returns, raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results. In addition, the Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund may quote a standardized "tax-equivalent yield" for each of its series of shares which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) for such series that is exempt from federal, or in the case of the California Tax-Exempt Money Market Fund both federal and California state, income tax by one minus a stated federal, or in the case of the California Tax-Exempt Money Market Fund a combined federal and California state, income tax rate; (b) with respect to the California Tax-Exempt Money Market Fund dividing the portion of that Fund's yield (as calculated above) that is exempt from federal income tax only by one minus a federal income tax rate, and (c) adding the figure resulting from (a) above (with respect to the Tax-Exempt Money Fund) or from (a) and (b) above (with respect to the California Tax-Exempt Money Market Fund) to that portion, if any, of the Fund's yield for such series of shares that is not exempt from federal income tax.
The fees which may be imposed by institutional investors directly on their customers for cash management services are not reflected in the Funds' calculations of yields. The current yields for the Funds may be obtained by calling (800) 227-1545

                 Based on the foregoing calculations, for the seven-day period ended February 28, 1997, the yield (and effective yield) for Horizon Shares, Horizon Service Shares, Pacific Horizon Shares and X Shares (Prime and Treasury Funds only) of the Prime Fund, Treasury Fund, Government Fund, Treasury Only Fund, and Tax-Exempt Money Fund after fee waivers and/or expense reimbursements by Bank of America and BISYS, were as follows: Prime Fund - Horizon Shares -- 5.23% (5.37%); Prime Fund - Horizon Service Shares -- 4.98% (5.11%); Prime Fund - Pacific Horizon Shares -- 4.91% (5.03%); Prime Fund - X Shares 4.68% (4.79%); Treasury Fund - Horizon Shares -- 5.09% (5.22%); Treasury Fund - Horizon Service Shares -- 4.84% (4.96%); Treasury Fund - Pacific Horizon Shares -- 4.89% (4.77%); Treasury Fund - X Shares 4.65% (4.54%); Government Fund - Horizon Shares -- 5.12% (5.25%); Government Fund - Horizon Service Shares -- 4.87% (4.98%); Government Fund - Pacific Horizon Shares -- 4.80% (4.91%); Treasury Only Fund - Horizon Service Shares -- 4.68% (4.79%); Treasury Only Fund - Pacific Horizon Shares -- 4.61% (4.72%); Treasury Only Fund - Horizon Shares -- 4.93% (5.05%); Tax-Exempt Money Fund - Horizon Shares -- 3.19% (3.25%); and Tax-Exempt Money Fund - Horizon Service Shares -- 2.94% (2.99%); Tax-Exempt Money Fund - Pacific Horizon Shares -- 2.87% (2.92%). For the same period, the tax-equivalent yield for the

Tax-Exempt Money Fund was 5.23%, 4.82% and 4.70% for Horizon Shares, Horizon Service Shares and Pacific Horizon Shares, respectively. The federal income tax rate used in calculating the tax-equivalent yields of the Tax-Exempt Money Fund was 31%. The seven-day yield, effective yield and tax-equivalent yield (after fee waivers and expense reimbursements) for Horizon Service Shares, Pacific Horizon Shares and X Shares of the California Tax-Exempt Money Market Fund was 2.92%, 2.96%, 4.47%, and 2.85%, and 2.89%, 4.36%, 2.62%, and 2.65%,
respectively for the period ended February 28, 1997. The combined federal and California income tax rate used in calculating the foregoing tax-equivalent yields was 34.7%. As of February 28, 1997, Horizon Shares and S Shares of the California Tax-Exempt Money Market Fund, S Shares of the Treasury Fund and Tax-Exempt Money Fund, and Y Shares of the Prime and Treasury Funds were not offered and accordingly, no yield information is available.

                 From time to time, the yields of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. The Funds may also include calculations in such communications that describe hypothetical investment results. (Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income of a Fund would increase the value of the Fund investment more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and may include testimonials as to the investment adviser's capabilities by clients. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective shareholders. Performance information with respect to the Funds is generally available by calling (800) 346-2087.

                 In addition to the publications listed in the Funds' Prospectuses, yield data as reported in the following publications may be used in comparing the yields of the Funds to those of other mutual funds with similar investment objectives: Business Week, Investor's Business Daily, Kiplinger, U.S. News, Financial World, USA Today, Morningstar, Mutual Fund Monitor, and American Banker.


                              GENERAL INFORMATION

Description of Shares

                 The Company is an open-end management investment company organized as a Maryland corporation on October 27, 1982. The Fund's Charter authorizes the Board of Directors to issue up to four hundred billion full and fractional shares of capital stock. The Board of Directors has authorized the issuance of seventy-one classes of stock - Classes A through W, Common Stock representing interests in twenty separate investment portfolios. Each share of capital stock has a par value of $.001. This Statement of Additional Information describes the Pacific Horizon Shares, Horizon Shares and Horizon Service Shares of the Prime, Treasury, Government, Treasury Only, Tax-Exempt Money and California Tax-Exempt Money Market Funds, the X Shares of the Prime Fund, Treasury Fund and California Tax-Exempt Money Market Fund, the S Shares of the Prime, Treasury, Tax-Exempt Money and California Tax-Exempt Money Market Funds and the Y Shares of the Prime and Treasury Funds.

                 Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in its Prospectuses, the Company's shares will be fully paid and non-assessable. For information concerning possible restrictions upon the transferability of the Company's shares and redemption provisions with respect to such shares, see "Purchase and Redemption Information" in this Statement of Additional Information.

                 The Funds' Pacific Horizon Shares, Horizon Shares, Horizon Service Shares, X Shares, S Shares and Y Shares differ in the following respects. Pacific Horizon Shares beneficially owned by clients of Shareholder Organizations bear the fees payable under a Special Management Services Plan, which are payable at the annual rate of up to 0.32% of the average daily net asset value of each Fund's Pacific Horizon Shares (0.35% with respect to the California Tax-Exempt Money Market Fund). Horizon Service Shares bear the fees payable under a Shareholder Services Plan that are payable at the rate of up to .25% (on an annualized basis) of the average daily net asset value of the Horizon Service Shares that are outstanding from time to time. X Shares bear the fees payable under the Distribution and Services Plan that has been adopted for X Shares that are outstanding from time to time. S Shares and Y Shares bear the fees payable under the Distribution and Services Plan that has been adopted for such shares, which are payable at the rate of up to 1.00% (on an annualized basis) of the average daily net asset value of the S Shares and Y Shares that are outstanding from time to time. Only Horizon Service Shares bear the fees payable under the Shareholder Services Plan. Only Pacific Horizon Shares beneficially owned by clients of Shareholder Organizations bear the fees payable under the Special Management Services Plan. Only X, S and Y Shares bear the fees payable under their respective Distribution and Services Plan. Due to the different expenses borne by the respective classes of the Company, net yield for each class will vary.

                 Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only X Shares, S Shares and Y Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to those shares' respective Distribution and Services Plans, only Horizon Service Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Horizon Service Shares' Shareholder Services Plan, and only Pacific Horizon Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Pacific Horizon Funds' Special Management Services Plan. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by shareholders of the Company voting in the aggregate without regard to particular Funds.

                 Notwithstanding any provision of Maryland law requiring a greater vote of the Company's common stock (or of the shares of a Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the outstanding common stock of the Company voting without regard to class.

HORIZON SERVICE SHARES

                 As stated in the Prospectuses for such Shares, Horizon Service Shares are sold to Shareholder Organizations which enter into service agreements requiring them to provide support services to their customers who beneficially own Horizon Service Shares in consideration of the Funds' payment of up to .25% (on an annualized basis) of the average daily net asset value of the Horizon Service Shares beneficially owned by the customers. For the fiscal years ended February 28, 1995, February 29, 1996 and February 28, 1997, payments to Shareholder Organizations totalled $2,115,780, $3,119,024 and $6,017,363, respectively, with respect to the Horizon Service Shares of the Prime Fund, $989,269, $1,703,233 and $3,451,084, respectively, with respect to Horizon Service Shares of the Treasury Fund, and $103,606, $113,492 and $276,447, respectively, with respect to the Horizon Service Shares of the Tax-Exempt Money Fund. Of these amounts, for the fiscal years indicated, $391,875, $3,065,147 and $5,113,436, respectively, $224,434, $1,639,415 and
$3,115,516, respectively, and $28,442, $108,762 and $274,174, respectively, were paid to Bank of America and/or its affiliates with respect to the Prime Fund, Treasury Fund and Tax-Exempt Money Fund, respectively, and $15,122, $6,746 and $0 was paid to the BISYS or Concord and/or their affiliates with respect to the Prime Fund, Treasury Fund and Tax-Exempt Money Fund, respectively.

                 For the fiscal year ended February 28, 1995, payments to Shareholder Organizations totaled $590,188 and $604,380, respectively, with respect to the Horizon Service Shares of the Government Fund and Treasury Only Fund. Of these amounts, $132,934 and $569,889, respectively, were paid by the Government Fund and Treasury Only Fund to Bank of America and/or its affiliates, and $0 was paid by the Government Fund and the

Treasury Only Fund to Concord and/or its affiliates. For the fiscal year ended February 29, 1996, payments to Shareholder Organizations totalled $608,863 and $369,104, respectively, with respect to the Horizon Service Shares of the Government Fund and Treasury Only Fund. Of these amounts $602,557 and $361,220, respectively, were paid by the Government Fund and Treasury Only Fund to affiliates of Bank of America, and $0 was paid by the Government Fund and Treasury Only Fund to Concord and/or its affiliates. For the fiscal year ended February 28, 1997, payments to Shareholder Organizations totaled $621,036 and $448,350, respectively with respect to the Horizon Service Shares of the Government Fund and Treasury Only Fund. Of these amounts, $609,891 and $416,253, respectively was paid by the Government Fund and Treasury Only Fund to Bank of America and/or its affiliates, and $396 and $637, respectively was paid by the Government Fund and Treasury Only Fund to the BISYS or Concord and/or their affiliates.

                 For the fiscal year ended February 28, 1995, payments to Shareholder Organizations totalled $255,299 with respect to the Horizon Service Shares of the California Tax-Exempt Money Market Fund. Of this amount, $251,505 was paid to Bank of America and/or its affiliates, and $0 was paid to Concord and/or its affiliates. For the fiscal year ended February 29, 1996, payments to Shareholder Organizations totalled $348,568 with respect to the Horizon Service Shares of the California Tax-Exempt Money Market Fund. Of this amount, $346,675 was paid to affiliates of Bank of America, and $0 was paid to Concord and/or its affiliates. For the fiscal year ended February 28, 1997, payments to Shareholder Organizations totalled $830,774 with respect to the Horizon Service Shares of the California Tax-Exempt Money Market Fund. Of this amount $760,334 was paid to Bank of America and/or its affiliates, and $0 was paid to BISYS or Concord and/or their affiliates.

                 Services provided by Shareholder Organizations under service agreements may include: (i) aggregating and processing purchase and redemption requests for Horizon Service Shares from customers and placing net purchase and redemption orders with the Distributor; (ii) providing customers with a service that invests the assets of their accounts in Horizon Service Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of customers; (iv) providing information periodically to customers showing their positions in Horizon Service Shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the Shareholder Organizations; (vii) providing subaccounting with respect to Horizon Service Shares beneficially owned by customers or providing the information to the Company necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (ix) forwarding to customers proxy statements and proxies containing any proposals regarding the Company's arrangements with Shareholder Organizations; and (x) providing such other similar services as requested by the Funds.

                 The Company's agreements with Shareholder Organizations are governed by a Plan (called a "Shareholder Services Plan"). The Shareholder Services Plan has been approved by the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" of the Company as defined in the 1940 Act and have no direct or indirect financial interest in the Shareholder Services Plan or any related service agreement (the "Disinterested Directors"). In approving the Shareholder Services Plan, the Directors determined that there was a reasonable likelihood that it would be beneficial to each Fund and to the holders of its Horizon Service Shares. The Shareholder Services Plan will continue with respect to each Fund until October 31, 1997, unless earlier terminated in accordance with its terms, and thereafter it will continue in effect indefinitely provided that the Directors approve the Shareholder Services Plan at least annually in the manner described above.

                 Under the Shareholder Services Plan, the Board of Directors must be provided with and must review, at least quarterly, a written report of all amounts expended pursuant to the Shareholder Services Plan. The Shareholder Services Plan and any service agreements implementing the Shareholder Services Plan must be in writing. The Shareholder Services Plan may be terminated at any time with respect to any Fund by a vote of the majority of the Disinterested Directors. Each service agreement under the Shareholder Services Plan is also terminable at any time without payment of any penalty by a vote of a majority of the Disinterested Directors. Any material amendment of the Shareholder Services Plan must be approved by a majority vote of the Board of Directors and of the Disinterested Directors cast in person at a meeting called for the purpose of voting on the amendment.

                 With respect to the purchase or sale of portfolio securities and the execution of portfolio transactions, no Fund will give preference to Shareholder Organizations with which the Fund enters into service agreements.


COUNSEL

                 Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of the Company, is a partner), 1345 Chestnut Street, Philadelphia National Bank Building, Philadelphia,

Pennsylvania 19107, serves as counsel to the Company and will pass upon the legality of the shares offered hereby. O'Melveney & Myers LLP, 400 South Hope Street, Los Angeles, California 90071 acts as special California counsel for the Company and has reviewed the portions of the Prospectus and Statement of Additional Information for the California Tax-Exempt Money Market Fund concerning California taxes and the description of the special considerations relating to California Municipal Securities.


INDEPENDENT ACCOUNTANTS

                 Price Waterhouse LLP, with offices at 1177 Avenue of the Americas, New York, New York 10036, has been selected as independent accountants of each Fund for the fiscal year ending February 28, 1997.

REPORTS

                 Each Fund will send its shareholders unaudited semi-annual reports including a description of the Fund's investments, and annual financial statements together with a report of independent accountants.

MISCELLANEOUS

                 As used in the Prospectuses and this Statement of Additional Information, a "vote of a majority" of the outstanding shares of a Fund or a particular series means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or of the series, or (b) 67% of the shares of the Fund or of the series present at a meeting at which more than 50% of the outstanding shares of the Fund or series are represented in person or by proxy.

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Treasury Only Fund were as follows: BA Securities Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 68,019,301.47 shares (32.37%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 115,811,976.99
shares (55.11%); Hare & Co., Bank of New York and Short-Term Investment Funds,
Attn: Bimal Saha, One Wall Street, New York, NY 10286, 18,564,856.67 shares (8.83%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 14,665,058.13 shares (63.88%);

and City of Hope, Attn: Corporate Accounting; 1500 East Duarte Road, Duarte, CA 91010, 1,952,348.83 shares (8.50%); and City and County of San Francisco, Mayor's Office of Community Development (MOCD), Attn: Pricilla Watts, 25 Van Ness Avenue, Suite 700, San Francisco, CA 94102, 4,902,943.68 shares (21.36%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Treasury Only Fund were as follows: Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn:
Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 42,378,318.42 shares (21.13%); Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 64,192,825.27 shares (32.01%); Bank of America
National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 62,881,591.27 shares (59.00%); BA Investment Services, Inc., Attn: Bob Santilli, 185 Berry Street, 3rd Floor, Unit 7852, San Francisco, CA 94107, 34,843,296.47 shares (32.70%); and Security Pacific Cash Management, c/o Bank of America - 6PO. M/C 5533, Attn: Regina Olsen, 1850 Gateway Blvd., Concord, CA 94520, 211,718,600.00 shares (33.22%); and Bank of America Southern Comm. Bank, Attn: Cindy 2964, P.O. Box 98600, Las Vegas, NV 89193-8600, 147,702,252.22 shares (23.18%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Treasury Fund were as follows: Hare & Co., Bank of New York and Short Term Investment Funds, Attn: Bimal Saha, One Wall Street, New York, NY 10286, 69,602,119.63 shares (20.13%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 223,833,671.16 shares (64.75%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 218,751,508.19 shares (39.77%); Hare and Co., c/o Bank of New York, Attn: Frank Notaro Spec. Proc. Dep., One Wail Street, 5th Floor, New York, NY 10286,88,408,186.13 shares (16.07%); and Clark Company Nevada & Tr., Attn: Mark Aston, Treasurer, 520 South Grand Central Parkway, Las Vegas, NV 89155-1220, 30,000,000.00 shares (5.46%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Treasury Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 172,238,456.01 shares (11.43%); and BISYS Fund
Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 465,104,543.34 shares (30.85%); and
Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common

Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 219,164,704.13 shares (34.39%);

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the Treasury Fund were as follows: BA Investment Services, Inc., fbo Clients, Attn: Unit 7852-Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 10,739,687.25 shares (99.99%);

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Government Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 75,391,887.45 shares (47.32%); BA Securities,
Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 30,015,417.74 shares (18.84%); WALL Data Incorporated, 11332 NE 122nd Way, Kirkland, WA 98034, 15,984,662.30 shares (10.03%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 3,711,365.97
shares (8.37%); Sunquest Information Systems, Inc., Attn: Trena Couch, 1407 Eisenhower Boulevard, Johnstown, PA 15904-3217, 16,600,997.97 shares (37.47%); First Trust, NA as Escrow Agent, FBO Kaiser Aluminum & Chemical Corporation, Dept. of Labor, AC#98925410, P.O. Box 64010, St. Paul, MN 55164-0010,
7,198,000.00 shares (16.23%); Skinner Corporation, Attn: Debbie Sokvitne, 1326 Fifth Avenue, Suite 711, Seattle, WA 98101, 3,173,621.30 shares (7.16%); and Statek Corporation, Attn: Brian McCarthy, 512 N. Main Street, Orange, CA 92868, 3,251,044.76 shares (7.33%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Government Fund were as follows: Omnibus Account for the Shareholder Accounts Maintained By Concord Financial Services, Inc., Attn:
Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 34,261.567.41 shares (14.32%); Omnibus Account for the Shareholder Accounts Maintained by Concord Financial Services, Inc., Attn:
Linda Zerbe, First and Market Building, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 34,736,091.09 (14.51%); Viejas Bond of Kumeyaay Indians, a Federally recognized Indian tribe, 5000 Willows Road, Alpine, CA 91901, 15,497,635.34 share (6.48%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 27,977,885.64 shares
(40.55%); and Bank of Nevada Southern Comm Bank, Attn: Cindy 2964, P.O. Box 98600, Las Vegas, NV 89193-8600, 29,467,772.62 shares (42.71%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Prime Fund were as follows: Hare & Co, Bank of New York and Short Term investment

Funds, Attn: Binal Saha, One Wall Street, New York, NY 10286, 149,394,037.41 shares (6.78%); BA Investment Services, Inc. For the Benefit of Clients, Attn:
Unit 7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120,
1,749,802,842.05 shares (79.43%); and BA Securities, Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 201,016,335.34 shares (9.12%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Service Shares of the Prime Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 1,346,839,017.87 shares (46.24%); and BISYS Fund
Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 319,718,303.80 shares (10.98%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the Prime Fund were as follows: BA Investment Services, Inc., fbo Clients, Attn: Unit 7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 302,342,053.89 shares (99.44%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the Tax-Exempt Money Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 86,159,563.09 shares (93.62%); and Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 250,784,940.81 shares (97.77%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: BISYS Fund Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 22,522,433.57 shares (13.92%); and BISYS Fund
Services, Inc. Pittsburgh, fbo Sweep Customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 115,386,215.41 shares (71.30%).

                 At May 30, 1997 the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the Tax-Exempt Money Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 115,386,215.41 shares (83.67%); and BA Investment Services, Inc., Attn: Bob Santilli, 185 Berry St, 3rd Floor, Unit 7852, San Francisco, CA 94107, 21,291,069.77 shares (15.44%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Horizon Shares of the California Tax-Exempt Money market Fund were as follows: BISYS Fund Services, Inc., Pittsburgh, fbo our sweep customers, First and Market Building, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 169,545,900.04 shares (36.95%); and BISYS Fund Services, Inc. Pittsburgh, fbo our customers, Attn: Linda Zerbe, 100 First Avenue, Suite 300, Pittsburgh, PA 15222, 213,083,138.26 shares (46.44%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the California Tax-Exempt Money Market Fund were as follows:
BA Securities, Inc., 185 Berry Street, 3rd Floor, San Francisco, CA 94107, 201,984,699.03 shares (44.18%); BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852 - Bob Santilli, P.O. Box 7042, San Francisco, CA 94120, 237,034,467.39 shares (51.85%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Pacific Horizon Shares of the California Tax-Exempt Money Market Fund were as follows:
Bank of America National Trust and Savings Association, The Private Bank, Attn:
Common Trust Funds, Unit 38329, P.O. Box 513577, Terminal Annex, Los Angeles, CA 90051-1577, 577,212,706,197.26 shares (55.59%); and BA Investment Services,
Inc., Attn: Bob Santilli, 185 Berry Street, 3rd Floor, Unit 7852, San Francisco, CA 94107, 138,830,382.32 shares (36.28%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class X Shares of the California Tax-Exempt Money Market Fund were as follows: BA Investment Services, Inc., For the Benefit of Clients, Attn: Unit #7852- Dan Spillane, P.O. Box 7042, San Francisco, CA 94120, 36,250,280.71 shares (100%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the California Tax-Exempt Bond Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit #38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 2,174,529.37 shares (7.35%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding A Shares of the Corporate Bond Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 409,252.52 shares (18.32%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Corporate Bond Fund were as follows:
Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 14,251.35 shares (99.53%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the National Municipal Bond Fund were as follows: BA Investment Services, Inc., fbo 421981352, 185 Berry Street, 3rd Floor, Suite 2640, San Francisco, CA 94104, 80,975.44 shares (6.21%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the National Municipal Bond Fund were as follows: BISYS Fund Services, Inc., 3435 Stelzer Road, Suite 100, Columbus, Ohio 43219, 104,764 shares (100%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the International Equity Fund were as follows: PACO, Attn: Mutual Funds, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 427,589.93 shares (18.72%); and PACO, Attn: Mutual Funds, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 542,804.32 shares (23.76%); and Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 681,085.08 shares (29.82%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the International Equity Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 22,466.70 shares (99.55%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Aggressive Growth Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 37,286.30 shares (99.86%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Intermediate Bond Fund were as follows: PACO, Attn: Mutual Funds, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 187,640.73 shares (6.32%); Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 1,623,599.96 shares (54.65%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Intermediate Bond Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 43,333.53 shares (99.75%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Blue Chip Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds Unit 38329, P.O. Box 3577, Terminal Annex, Los Angeles, CA 90051, 688,814.59 shares (10.26%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Blue Chip Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 81,570.10 shares (99.94%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Capital Income Fund were as follows: BA Investment Services, Inc., fbo 426275621, 185 Berry Street, 3rd Floor, Suite 2640, San Francisco, CA 94104, 5,831.48 shares (8.01%); Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 65,302.16 shares (89.71%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the California Tax-Exempt Bond Fund were as follows: BISYS Fund Services, Inc., Attn: Regulation and Compliance Department, 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, 144.47 shares (100%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Asset Allocation Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 114,739.11 shares (6.13%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the Asset Allocation Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 42,234.07 shares (99.86%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class K Shares of the U.S. Government Securities Fund were as follows: Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524, 48,196.66 shares (99.76%).

                 At May 30, 1997, the name, address and share ownership of the entities which held as record owners more than 5% of the outstanding Class A Shares of the Short-Term Government Fund were as follows: Bank of America National Trust and Savings Association, The Private Bank, Attn: Common Trust Funds, Unit 38329, P.O. Box 3577 Terminal Annex, Los Angeles, CA 90051, 2,075,151.21 shares (97.15%).

                 At such date, no other person was known by the Company to hold of record or beneficially more than 5% of the outstanding shares of any investment portfolio of the Company.

                 The Prospectuses relating to the Pacific Horizon Shares, Horizon Shares, Horizon Service Shares, X Shares, S Shares and Y Shares and this Statement of Additional Information omit certain information contained in the Company's registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations.

FINANCIAL STATEMENTS AND EXPERTS

                 The Annual Reports for each Fund for their fiscal year ended February 28, 1997 (the "Annual Reports") accompany this Statement of Additional Information. The financial statements and notes thereto in each Annual Report are incorporated into this Statement of Additional Information by reference. The financial statements and notes in each Annual Report have been audited by Price Waterhouse LLP, whose report thereon also appears in each Annual Report and is also incorporated herein by reference. No other parts of the Annual Reports are incorporated by reference herein. Such financial statements have been incorporated herein in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

                 A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                 "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                 "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                 "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

                 "B" - Issue has only a speculative capacity for timely payment.

                 "C" - Issue has a doubtful capacity for payment.

                 "D" - Issue is in payment default.


                 Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                 "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                 "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                 "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                 "Not Prime" - Issuer does not fall within any of the Prime rating categories.

                 The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                 "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                 "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                 "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                 "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                 "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                 "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                 "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.





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                 Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                 "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                 "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                 "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                 "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                 "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                 "D" - Securities are in actual or imminent payment default.

                 Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


                 Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

                 "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                 "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."





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                 "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                 "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


                 IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                 "A1+" - Obligations supported by the highest capacity for timely repayment.

                 "A1" - Obligations are supported by the highest capacity for timely repayment.

                 "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                 "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

                 "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

                 "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

                 "D" - Obligations which have a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                 The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                 "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                 "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.





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                 "A" - Debt is considered to have a strong capacity to pay
interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                 "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                 "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                 "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                 "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                 "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                 "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                 "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.





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                 "CI" - This rating is reserved for income bonds on which no interest is being paid.

                 "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                 PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                 "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                 "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                 "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.





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                 "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                 Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                 (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

                 The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                 "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                 "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                 "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                 "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                 "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.





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                 To provide more detailed indications of credit quality, the
"AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                 The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                 "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                 "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                 "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                 "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                 "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

                 To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


                 IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries.





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
The following summarizes the rating categories used by IBCA for long-term debt ratings:

                 "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                 "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                 "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                 "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                 "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                 IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


                 Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                 "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                 "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited





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
incremental risk compared to issues rated in the highest category.

                 "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                 "D" - This designation indicates that the long-term debt is in default.

                 PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

                 A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                 "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                 "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                 "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                 Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:





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
                 "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                 "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                 "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                 "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                 "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

                 Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.





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